As filed with the Securities and Exchange Commission on AUGUST 28, 2003
                                              1933 Act Registration No. 33-72424
                                              1940 Act Registration No. 811-8194

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      /X/
     Pre-Effective Amendment No. __                                          / /
     Post-Effective Amendment No. 26                                         /X/

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              /X/
     Amendment No. 27                                                        /X/

                        (Check appropriate box or boxes.)

                            FINANCIAL INVESTORS TRUST
                            -------------------------
               (Exact name of Registrant as Specified in Charter)

                            1625 Broadway, Suite 2200
                                Denver, CO 80202
                                ----------------
               (Address of principal executive offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (303) 623-2577
                                                           --------------

                           Traci A. Thelen, Secretary
                            Financial Investors Trust
                            1625 Broadway, Suite 2200
                                Denver, CO 80202
                                ----------------
                     (Name and Address of Agent of Service)

                                    Copy to:

                              Lester Woodward, Esq.
                           Davis, Graham & Stubbs LLP
                           1550 17th Street, Suite 500
                                Denver, CO 80202

Approximate Date of Proposed Public Offering:     As soon as practicable after
                                                  the effective date of this
                                                  Amendment

It is proposed that this filing will become effective (check appropriate box):

/X/  immediately upon filing pursuant to paragraph (b)
/ /   on (date), pursuant to paragraph (b)
/ /   60 days after filing pursuant to paragraph (a) (1)
/ /   on ____________, pursuant to paragraph (a) (1)
/ /   75 days after filing pursuant to paragraph (a) (2)
/ /   on (date) pursuant to paragraph (a) (2)

If appropriate, check the following box:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest

Registrant registered an indefinite number of shares pursuant to regulation 24f-2 under the Investment Company Act of 1940 on July 21, 1999.

[GRAPHIC]

[ARISTATA(TM) MUTUAL FUNDS LOGO]
A CLASS ABOVE

EQUITY FUND

QUALITY BOND FUND

COLORADO QUALITY TAX-EXEMPT FUND


PROSPECTUS
AUGUST 28, 2003

AS WITH OTHER MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE FUNDS' SHARES OR DETERMINED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

AN INVESTMENT IN THE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

PRIVACY POLICY NOTICE ENCLOSED

TABLE OF CONTENTS

PRIVACY POLICY                                                                         2

FUND PROFILES
 Investment Objective, Principal Strategies and Risks, and Fund Performance
   Aristata Equity Fund                                                                3
   Aristata Quality Bond Fund                                                          6
   Aristata Colorado Quality Tax-Exempt Fund                                           9
   Fund Fees and Expenses                                                             12
   Fund Management                                                                    13

INVESTING IN THE FUNDS
   Buying Fund Shares                                                                 15
   Minimum Purchase Requirements                                                      15
   Investing Through Your Broker or Investment Adviser                                16
   Investing Directly with the Funds                                                  16
   Selling Fund Shares                                                                17
   Selling Your Shares Using an Authorized Broker or Investment Adviser               18
   Selling Your Shares Directly to the Funds                                          19
   Exchanging Fund Shares                                                             20
   Individual Retirement Accounts                                                     21
   Pricing Fund Shares                                                                21
   Taxes                                                                              22

FINANCIAL HIGHLIGHTS
   Aristata Equity Fund                                                               25
   Aristata Quality Bond Fund                                                         26
   Aristata Colorado Quality Tax-Exempt Fund                                          27

   Additional Information about the Fund                                      Back Cover


     Not all Aristata Funds may be available in your state.

     No person has been authorized to give any information or to make any representation that is not contained in this Prospectus, or in the Statement of Additional Information ("SAI") that is incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon. Also, this Prospectus does not constitute an offering by the Trust or its Distributor in any jurisdiction where such an offering would not be lawful.

PRIVACY POLICY

The Funds collect nonpublic personal information about their customers(1) from the following sources:

     - Account Applications and other forms, which may include a customer's name, address, social security number, and information about a customer's investment goals and risk tolerance;
     - Account history, including information about the transactions and balances in a customer's account; and
     - Correspondence, written, or telephonic, between a customer and a Fund or service providers to the Funds.

The Funds will not release information about their customers or their accounts unless one of the following conditions is met:

     -    Prior written consent is received.
     - A Fund believes the recipient to be the fund customer or the customer's authorized representative.
     -    A Fund is required by law to release information to the recipient.

The Funds do not give or sell information about their customers or their fund accounts to any other company, individual, or group.

The Funds will only use information about their customers and their accounts to attempt to better serve their investment needs or to suggest services or educational materials that may be of interest to them.

The Funds restrict access to nonpublic personal information about customers to those employees who need to know that information in order to provide products or services. The Funds may also share personal information with companies that they hire to provide support services. When the Funds share personal information with service providers, it protects that personal information with a strict confidentiality agreement. The Funds also maintain physical, electronic and procedural safeguards that comply with federal standards to guard customers' nonpublic personal information.

The Funds will adhere to the policies and practices described in this notice for current and former shareholders of the Funds.

(1) For purposes of this notice, the terms "customer" or "customers" includes both shareholders of the Funds and individuals who provide nonpublic personal information to the Funds, but do not invest in Fund shares.

FUND PROFILE - ARISTATA EQUITY FUND

INVESTMENT OBJECTIVE The Fund seeks to provide investors with long-term growth of capital and dividend income by investing primarily in common stocks and securities convertible into common stocks.

PRINCIPAL INVESTMENT STRATEGIES Under normal market conditions, the Adviser currently intends to invest at least 80% of the Fund's net assets, plus any borrowings for investment purposes, in domestic common stocks, preferred stocks, and other securities that are convertible into common stock. Additionally, the Fund may invest in investment grade fixed-income securities, cash, and short-term fixed-income securities that are considered to be cash equivalents. The Fund may also invest up to 10% of its total assets in securities of foreign issuers, whose securities trade in U.S. or foreign markets. The Fund Adviser follows a strategy that first attempts to identify undervalued industry groups within the stock market. The Adviser then employs this "Value" investment style by selecting companies within particular industries that appear most attractive from a valuation standpoint. The Adviser applies this "Value" investment style by investing in a diversified portfolio of stocks that include seasoned large, medium and small companies. Undervalued stocks are generally out of favor with investors and consequently trade at prices below what the Adviser feels the stocks are worth in relation to earnings, book value, historical valuations and/or comparable companies in the industry. If the Board of Trustees determines to change the Fund's policy of investing at least 80% of the Fund's net assets, plus any borrowings for investment purposes, in domestic common stocks, preferred stocks, and other securities that are convertible into common stock, it will provide the shareholders of the Fund at least 60 days prior written notice of the change.

PRINCIPAL INVESTMENT RISKS The value of the Fund's shares, like stock prices generally, will fluctuate within a wide range, so an investor in the Fund could lose money over short or even long periods. The principal risks of investing in this Fund include:


FUND FACTS

GOAL: To provide investors with long-term growth of capital and dividend income

PRINCIPAL INVESTMENTS:
-    Common Stocks
-    Convertible Securities
-    Fixed-Income Securities

INVESTMENT ADVISER (THE "ADVISER"):
-    TEMPEST INVESTMENT COUNSELORS, INC.

DISTRIBUTOR:
-    ALPS Distributors, Inc. ("ADI" or "Distributor")

- STOCK MARKET RISK: The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. In addition, if an assessment of a company's potential is not correct, the securities in the portfolio may not increase in value, and could even decrease in value.

- INVESTMENT STYLE RISK: Market performance tends to be cyclical and, during various cycles, certain investment styles may fall in and out of favor. If the market is not favoring the Fund's value style of investing, the Fund's gains may not be as big as, or its losses may be bigger than, other equity funds using different investment styles.

For more information about the risk factors identified above, and other risks associated with investing in the Fund, please see the SAI.

FUND PERFORMANCE The following bar chart and performance table provide some indication of the risks of investing in the Fund. The chart shows the Fund's calendar year performance. The table shows the Fund's average annual returns over the past year and since inception of the Fund. The table also compares the average annual total returns of the Fund for the periods shown to the performance of the Standard & Poor's 500 Index. THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) DOES NOT INDICATE HOW IT WILL PERFORM IN THE FUTURE AND IS INTENDED TO BE USED FOR PURPOSES OF COMPARISON ONLY.

The performance shown in the bar chart reflects the expenses associated with those shares from year-to-year.

[CHART]

ANNUAL TOTAL RETURN AS OF DECEMBER 31,

1999        6.78%
2000        9.98%
2001       (0.95)%
2002      (18.99)%

The Fund's best return for a calendar quarter was 14.90% for the second quarter of 1999, and the lowest return for a calendar quarter was (19.71%) for the third quarter of 2002. The year-to-date return as of June 30, 2003, was 9.56%.

AVERAGE ANNUAL TOTAL RETURN (for the Period ended December 31, 2002)

                                            1 YEAR        SINCE INCEPTION (3/2/98)
ARISTATA EQUITY FUND:
   Return Before Taxes                     (18.99)%                (0.01)%
   Return After Taxes on Distributions     (19.99)%                (2.00)%
   Return After Taxes on Distributions
     and Sale of Fund Shares               (11.06)%                (0.08)%
STANDARD & POOR'S 500 INDEX                (22.10)%                (2.27)%

The Standard & Poor's 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility, and financial companies, regarded as generally representative of the U.S. stock market. The Index return reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, taxes, brokerage commissions, or other expenses of investing.

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

FUND PROFILE - ARISTATA QUALITY BOND FUND

INVESTMENT OBJECTIVE The Fund seeks to provide investors with as high a level of current income as is consistent with the preservation of capital by investing under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in bonds.

PRINCIPAL INVESTMENT STRATEGIES Under normal market conditions, the Adviser currently intends to invest at least 65% of the Fund's assets in U.S. Government obligations, corporate debt obligations, and mortgage-backed and asset-backed securities that are rated A or better by a nationally recognized statistical rating organization ("NRSRO") or securities that the Adviser determines are of comparable quality. The balance of the Fund's assets will be invested in investment-grade securities. Investment-grade securities are generally of medium to high quality. Unrated securities deemed to be of comparable quality to the rated securities listed above will not exceed 10% of the value of the total assets of the Fund. Under normal market conditions, the Adviser will invest at least 80% of the Fund's net assets in investment grade securities. If the Board of Trustees determines to change the Fund's policy of investing at least 80% of the Fund's net assets, plus any borrowings for investment purposes, in either bonds or investment grade securities, it will provide the shareholders of the Fund at least 60 days prior written notice of the change.

PRINCIPAL INVESTMENT RISKS The value of the Fund's shares, like bond prices generally, will fluctuate within a wide range, so an investor in the Fund could lose money over short or even long periods. The principal risks of investing in this Fund include:

- INTEREST RATE RISK: When interest rates change, the value of the Fund's holdings will be affected. An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values.

- CREDIT RISK: The value of the debt securities held by the Fund fluctuates with the credit quality of the issuers of those securities. Credit risk relates to the ability of the issuer to make payments of principal and interest when due, including default risk.


FUND FACTS

GOAL: To provide investors with a high level of current income while seeking to preserve principal.

PRINCIPAL INVESTMENTS:
-    U.S. Government Obligations
-    Corporate Debt Obligations

INVESTMENT ADVISER (THE "ADVISER"):
-    TEMPEST INVESTMENT COUNSELORS, INC.

DISTRIBUTOR:
-    ALPS Distributors, Inc. ("ADI" or "Distributor")

- CALL RISK: The risk that an issuer will exercise its right to pay principal on an obligation held by the Fund earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and would have to reinvest in lower yielding securities.

- EXTENSION RISK: The risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will also suffer from the inability to invest in higher yielding securities.

- LIQUIDITY RISK: Liquidity Risk: The risk that certain securities or other investments may be difficult or impossible to sell at the time the Fund would like to sell them, or that it may be difficult for the Fund to sell the investment for the value the Fund has placed on it.

For more information about the risk factors identified above, and other risks associated with investing in the Fund, please see the SAI.

FUND PERFORMANCE The following bar chart and performance table provide some indication of the risks of investing in the Fund. The chart shows the Fund's calendar year performance. The table shows the Fund's average annual returns over the past year and since inception of the Fund. The table also compares the average annual total returns of the Fund for the periods shown to the performance of the Lehman Brothers Government/Credit Index. THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) DOES NOT INDICATE HOW IT WILL PERFORM IN THE FUTURE AND IS INTENDED TO BE USED FOR PURPOSES OF COMPARISON ONLY.

The performance shown in the bar chart reflects the expenses associated with those shares from year-to-year.

[CHART]

ANNUAL TOTAL RETURN AS OF DECEMBER 31,

1999       (0.68)%
2000        8.65%
2001        8.21%
2002        8.38%

The Fund's best return for a calendar quarter was 4.09% in the third quarter of 1998, and the lowest return for a calendar quarter was (0.76%) in the second quarter of 1999. The year-to-date return as of June 30, 2003, was 3.10%.

AVERAGE ANNUAL TOTAL RETURN (for the Period ended December 31, 2002)

                                            1 YEAR        SINCE INCEPTION (3/2/98)
ARISTATA QUALITY BOND FUND:
      Return Before Taxes                    8.38%                  6.35%
      Return After Taxes on Distributions    5.48%                  3.75%
      Return After Taxes on Distributions
         and Sale of Fund Shares             5.08%                  3.77%
LEHMAN BROTHERS GOVERNMENT/
  CREDIT INDEX                              11.02%                  7.62%

The Lehman Brothers Government/Credit Index is an unmanaged index that is a broad measure of bond performance that reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, taxes, brokerage commissions, or other expenses of investing.

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FUND PROFILE-ARISTATA COLORADO
QUALITY TAX-EXEMPT FUND

INVESTMENT OBJECTIVE The Aristata Colorado Quality Tax-Exempt Fund seeks to provide investors with as high a level of current income exempt from Colorado and federal income taxes as is consistent with the preservation of capital by investing in high quality municipal obligations, which pay interest exempt from Colorado state and federal income taxes.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in "quality" municipal obligations, including those of certain non-Colorado issuers, of any maturity that pays interest, which is exempt from federal, and Colorado income taxes. The non-Colorado "quality" municipal obligations that currently qualify are those issued by Guam, the Northern Mariana Islands, Puerto Rico and the Virgin Islands. However, as a Colorado-oriented fund, at least 80% of the Fund's net assets, plus any borrowings for investment purposes, will be invested in the "quality" municipal obligations of Colorado issuers. It is possible, but not anticipated, that up to 20% of the Fund's net assets, plus any borrowings for investment purposes, could be invested in obligations of non-Colorado issuers. If the Board of Trustees determines to change the Fund's policy of investing at least 80% of the Fund's net assets, plus any borrowing for investment purposes, in "quality" municipal obligations of Colorado issuers, it will provide the shareholders of the Fund at least 60 days prior written notice of the change.

"Quality" municipal obligations are those rated in one of the four highest categories by a nationally recognized statistical rating organization ("NRSRO") such as Moody's Investors Service or Standard & Poor's Corporation or, if unrated, are determined to be of comparable quality by the Adviser. The Fund may invest up to 15% of its total assets in such unrated securities.

At least 80% of the Fund's net assets, plus any borrowings for investment purposes, will be invested, under normal market conditions, in bonds whose interest is exempt from federal and Colorado personal income taxes.


FUND FACTS

GOAL: To provide investors with a high level of current income that is exempt from Colorado and federal income taxes while seeking to preserve principal.

PRINCIPAL INVESTMENTS:
-    Colorado Municipal Obligations

INVESTMENT ADVISER (THE "ADVISER"):
-    TEMPEST INVESTMENT COUNSELORS, INC.

DISTRIBUTOR:
-    ALPS Distributors, Inc. ("ADI" or "Distributor")

PRINCIPAL INVESTMENT RISKS The value of the Fund's shares will fluctuate within a wide range, so an investor in the Fund could lose money over short or even long periods. The principal risks of investing in this Fund include:

- INTEREST RATE RISK: When interest rates change, the value of the Fund's holdings will be affected. An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values.

- CREDIT RISK: The value of the debt securities held by the Fund fluctuates with the credit quality of the issuers of those securities. Credit risk relates to the ability of the issuer to make payments of principal and interest when due, including default risk.

- CALL RISK: The risk that an issuer will exercise its right to pay principal on an obligation held by the Fund earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and would have to reinvest in lower yielding securities.

- LIQUIDITY RISK: The risk that certain securities or other investments may be difficult or impossible to sell at the time the Fund would like to sell them, or that it may be difficult for the Fund to sell the investment for the value the Fund has placed on it.

- NON-DIVERSIFICATION RISK: An investment in a non-diversified mutual fund (as defined in the Investment Company Act of 1940) such as the Fund, entails greater risks than an investment in a diversified mutual fund. Because the Fund is non-diversified, it may invest a higher percentage of its assets in the securities of a smaller number of issuers. As a result, the Fund may be more susceptible to any single economic, political, or regulatory occurrence than a more widely diversified mutual fund and may be subject to greater risk of loss with respect to its portfolio securities.

- GEOGRAPHIC CONCENTRATION RISK: The performance of the Fund is susceptible to various statutory, political, and economic factors that are unique to the State of Colorado. Some of these factors include the Colorado budget process, the state economy, and the volatility of state tax collections.

For more information about the risk factors identified above, and other risks associated with investing in the Fund, please see the SAI.

FUND PERFORMANCE The following bar chart and performance table provide some indication of the risks of investing in the Fund. The chart shows the Fund's calendar year performance. The table shows the Fund's average annual returns over the past year and since inception of the Fund. The table also compares the average annual total returns of the Fund for the periods shown to the performance of the Lehman Brothers Municipal Bond Index. THE PAST PERFORMANCE OF THE FUND (BEFORE AND AFTER TAXES) DOES NOT INDICATE HOW IT WILL PERFORM IN THE FUTURE AND IS INTENDED TO BE USED FOR PURPOSES OF COMPARISON ONLY.

The performance shown in the bar chart reflects the expenses associated with those shares from year-to-year.

[CHART]

ANNUAL TOTAL RETURN AS OF DECEMBER 31,

1999       (0.45)%
2000        7.44%
2001        4.50%
2002        8.03%

The Fund's best return for a calendar quarter was 3.36% for the third quarter of 2002, and the lowest return was (1.35%) for the second quarter of 1999. The year-to-date return as of June 30, 2003, was 3.08%.

AVERAGE ANNUAL TOTAL RETURN (for the Period ended December 31, 2002)

                                           1 YEAR         SINCE INCEPTION (3/2/98)
ARISTATA COLORADO QUALITY
  TAX EXEMPT FUND:
      Return Before Taxes                   8.03%                   5.02%
      Return After Taxes on Distributions   8.03%                   4.92%
      Return After Taxes on Distributions
         and Sale of Fund Shares            6.59%                   4.94%
LEHMAN BROTHERS MUNICIPAL
  BOND INDEX                                9.60%                   6.05%

The Lehman Brothers Municipal Bond Index is an unmanaged index that is a broad measure of tax-exempt bond performance that reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, taxes, brokerage commissions, or other expenses of investing.

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investors tax situation and may differ from those shown, and after-tax returns shown are not relevant to investor's who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FUND FEES AND EXPENSES

The information in this section describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (fees paid directly from your investment)


                                                                     MAXIMUM
                                                        MAXIMUM      DEFERRED
                                                         SALES        SALES      REDEMPTION    EXCHANGE
FUND                                                      LOAD        CHARGE        FEE          FEE
--------------------------------------------------------------------------------------------------------
Aristata Equity Fund                                      None         None         None         None
Aristata Quality Bond Fund                                None         None         None         None
Aristata Colorado Quality Tax-Exempt Fund                 None         None         None         None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets. For the year ended April 30, 2003) Total

                                                                                                TOTAL
                                                                                                ANNUAL
                                                                    DISTRIBUTION                 FUND
                                                       MANAGEMENT     (12b-1)      OTHER      OPERATING
FUND                                                      FEE           FEE       EXPENSES     EXPENSES
--------------------------------------------------------------------------------------------------------
Aristata Equity Fund                                      0.85%        None         0.62%        1.47%
Aristata Quality Bond Fund                                0.50%        None         0.56%        1.06%
Aristata Colorado Quality Tax-Exempt Fund                 0.50%        None         0.59%        1.09%

EXAMPLE -- The following hypothetical example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The hypothetical example assumes that you invest $10,000 in a Fund for the time periods indicated and that total annual operating expenses set forth above are incurred. The hypothetical example also assumes a 5% return each year and that a Fund's operating expenses will remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

FUND                                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------------------------------
Aristata Equity Fund                                 $    150      $   465       $   802       $  1,755
Aristata Quality Bond Fund                           $    108      $   337       $   585       $  1,293
Aristata Colorado Quality Tax-Exempt Fund            $    111      $   347       $   601       $  1,327

FUND MANAGEMENT

TEMPEST INVESTMENT COUNSELORS, INC., ("TEMPEST" OR "ADVISER") acts as the investment adviser to the Funds under the supervision of the Trust's Board of Trustees. The Adviser's address is 1380 Lawrence Street, Suite 1050, Denver, Colorado 80204. The Adviser manages the investment and reinvestment of the assets of the Funds and continuously reviews, supervises, and administers the Funds' investments. The Adviser is responsible for placing orders for the purchase and sale of the Funds' investments directly with brokers and dealers, as selected by the Adviser in its discretion.

The Adviser utilizes a team management system for the Funds. The Adviser's investment professional team has an average of more than 25 years of investment research and portfolio management experience. These individuals bring a broad base of experience, ideas, knowledge, and expertise to the Funds' management.

The Adviser's investment team is led by H. David Lansdowne, CFA, President and Chief Executive Officer of TEMPEST, and its Chief Investment Officer since 1988. The Funds' other key investment management team members include: J. Jeffrey Dohse; Giles R. A. Fox, CFA; Barbara Grummel and Greg H. Thompson, CFA.

MR. LANSDOWNE earned both his B.S. (1969) and M.B.A. (1972) from the University of Denver. He was awarded the Chartered Financial Analyst (CFA) designation in 1977. Mr. Lansdowne joined TEMPEST in 1983 as Director of Research. He began his career as an Investment Officer with Colorado National Bank in Denver. He later joined United Capital Management, a subsidiary of United Bank of Denver, where he was Vice President and Portfolio Manager, overseeing large corporate pension plans. Immediately prior to joining the Adviser, he was Senior Vice President and Director of Research for Financial Programs Mutual Funds and for its subsidiary for privately-managed accounts, Financial Trust Company.

MR. DOHSE earned his B.S. from Culver-Stockton College in Canton, Missouri, in 1963 and his M.B.A. from Loyola University in Chicago in 1971. He worked in the investment industry for 15 years before joining TEMPEST in 1983. He began his career with American National Bank & Trust Company in Chicago and was involved in all facets of bank and trust investments. He then joined the United Bank of Denver as Investment Officer, managing trust portfolios. Prior to joining the Adviser, Mr. Dohse was a Vice President and Portfolio Manager at IntraWest Bank of Denver, with responsibility for various investment management portfolios. Mr. Dohse is the lead portfolio manager for the Aristata Equity Fund. MR. FOX his B.A. from the University of Western Ontario in 1986 and his M.B.A.

from the University of Virginia in 1990. He was awarded the Chartered Financial Analyst (CFA) designation in 1995. Mr. Fox joined TEMPEST in 2000. His investment career began in 1990 as a senior analyst/financial forecaster with the Bank of Nova Scotia in Toronto, Canada. Upon moving to Denver in 1994, Mr. Fox served as Vice President-Research with Corinthian Capital, an investment firm specializing in small cap value stocks. In 1999, Mr. Fox joined Denver Investment Advisors, LLC as a senior analyst with their small and large cap value funds. Mr. Fox is an assistant portfolio manager on the Aristata Equity Fund.

MS. GRUMMEL earned her B.S. from the University of Colorado in 1979. She worked for the National Association of Securities Dealers, N. Donald and Company and the underwriting and asset management divisions of Merrill Lynch. Immediately prior to joining the Adviser she was Executive Vice President with Lord Abbett and Company, a New York-based mutual fund group, where her responsibilities included state-specific municipal bond fund management, individual fixed-income portfolio management and new business development. Ms. Grummel is the lead portfolio manager for the Aristata Quality Bond and Colorado Quality Tax-Exempt Funds.

MR. THOMPSON earned his B.S. from the University of Wyoming in 1967 and his M.B.A. from the University of Denver in 1972. He was awarded the Chartered Financial Analyst (CFA) designation in 1988. He joined the Adviser in 1987. His previous positions include three years as a Financial Analyst with Standard & Poor's Compustat Services, Inc. in Englewood, Colorado, and 12 years with Page
T. Jenkins, a Denver proprietorship. He was an Investment Manager and Security Analyst with Jenkins, conducting research and managing securities and mineral portfolios for the firm.

For the advisory services it receives, the Aristata Equity, Quality Bond and Colorado Quality Tax-Exempt Funds each pay the Adviser a monthly management fee at the annual rate of 0.85%, 0.50% and 0.50%, respectively, of each fund's average net assets. For the fiscal year ended April 30, 2003, the Adviser received advisory fees from the Aristata Equity, Quality Bond and Colorado Tax-Exempt Funds of 0.71%, 0.42% and 0.30%, respectively, of each fund's average net assets, after waivers.

ADVISER'S PRIOR EQUITY PERFORMANCE. Although the Adviser did not manage a registered investment company prior to March 2, 1998, the date the Funds commenced operations, the Adviser has been providing investment advisory services to various clients since 1976. In fact, substantially all of the initial March 1998 investors in the Funds previously were investors in certain unregistered, commingled investment pools (the "Pools") that were advised by the Adviser. The Adviser advised those Pools for 22 years from 1976 to March 1998. As of March 1998, the Pools were converted into the Funds and TEMPEST became the Funds' Adviser.

INVESTING IN THE FUNDS

BUYING FUND SHARES

As described below, you may purchase shares of the Funds through an authorized broker or investment adviser, or directly from the Funds. Your orders for the purchase of shares will be executed at the net asset value per share next determined after an order has been received in good form. Your payment will be invested in full and fractional shares of a Fund. Orders transmitted to the Funds in proper form prior to the close of trading (normally 4:00 p.m. Eastern
Time) will be executed that day. You will not receive certificates for shares that you purchase. ALPS Mutual Funds Services, Inc. ("ALPS") serves as the Funds' Transfer Agent and maintains records of each shareholder's holdings of Fund shares. Your initial investment in a Fund must be preceded or accompanied by a completed, signed application. You may obtain additional Account Applications by calling the Funds at 800.644.8595. The Funds reserve the right to reject any purchase.

MINIMUM PURCHASE AND ACCOUNT BALANCE REQUIREMENTS

The minimum initial investment in each Fund is $2,000. Any subsequent investments must be at least $50. If your account balance falls below $2,000 due to redemptions or exchanges, your account may be closed. In the event that your account is closed, the Fund will wire the proceeds to the bank account of record or issue a check to the shareholder of record. The Fund will notify you when your balance has fallen below $2,000, and you will be given 30 days to increase your investment above that amount.

You may establish an IRA with the Aristata Equity and Aristata Quality Bond Funds. To establish an IRA, you must complete a separate application that you can obtain by calling these Funds at 800.644.8595. The minimum initial investment in an IRA is $2,000. Any subsequent investments in an IRA must be at least $50.

INVESTING THROUGH YOUR BROKER OR INVESTMENT ADVISER

Shares are available to new and existing shareholders through authorized brokers and investment advisers.

Simply complete an Account Application and contact your broker or investment adviser with instructions as to the amount you wish to invest. Your broker or investment adviser will then contact the Fund to place the order on your behalf. Authorized brokers and investment advisers may impose additional requirements and charges for the services rendered.

Your orders received by a Fund prior to the close of its trading (which is normally 4:00 p.m. Eastern Time), will become effective that day. Brokers who receive your orders are obligated to transmit them promptly. You will receive written confirmation of your order within a few days of receipt of instructions from your broker or investment adviser.

INVESTING DIRECTLY WITH THE FUNDS

You can invest in the Funds directly by using any of the methods described below.

BY MAIL. Make your check payable to the ARISTATA EQUITY, ARISTATA QUALITY BOND OR ARISTATA COLORADO QUALITY TAX-EXEMPT FUNDS and mail it, along with the Account Application (if your purchase is an initial investment), to the address indicated on the Account Application. Third party and foreign checks will not be accepted. For existing accounts please include the Fund name and your account number on all checks.

BY BANK TRANSFER. After you have established an account with a Fund, a bank transfer will allow you to transfer money from your bank account via the Automated Clearing House (ACH) network to your Fund account. To use this service, you must select this option on your Account Application. You also will need an account with a bank that provides bank transfer services. (Your bank may charge you a fee for this service.) Once you have established this option, you can initiate a bank transfer by contacting a representative from your bank, providing the required information for the bank, and authorizing the transfer to take place. Please allow two or three days after the initial authorization for the transfer to occur.

BY WIRE. To initiate your wire transaction, contact your depository institution and instruct them to wire Federal Funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) to:

     State Street Bank & Trust Co.
     ABA# 011000028
     (Fund Name)
     Credit DDA# 02148377
     (Account Registration)
     (Account Number)

AUTOMATIC INVESTMENT PROGRAM. The Automatic Investment Program offers a simple way to establish and maintain a consistent investment program. You may arrange automatic transfers (minimum $50 per transaction) from your bank account to your Fund account on a periodic basis by simply completing the Automatic Investment Plan section of your Account Application. When you participate in this program, the minimum initial investment in each Fund is $250. You may change the amount of your automatic investment, skip an investment, or stop the Automatic Investment Program by calling the Funds at 800.644.8595 at least three business days prior to your next scheduled investment date.

The Funds may at their discretion discontinue, suspend or change the practice of accepting orders by any of the methods described above. The Funds reserve the right to suspend the sale of shares, or to reject any purchase order, including orders in connection with exchanges, for any reason.

SELLING FUND SHARES

Shareholders may redeem their shares, in whole or in part, on each day a Fund is valued (see the section entitled "PRICING FUND SHARES" later in this Prospectus). Shares will be redeemed at the net asset value next determined after a proper redemption request has been received by the Fund in good form. A redemption is a tax reportable transaction and any gain or loss is a taxable event. See the section entitled "TAXES" later in this Prospectus for more information.

Where the shares to be redeemed have been purchased by check, the payment of redemption proceeds may be delayed until the purchasing check has cleared. Shareholders may avoid this delay by investing through wire transfers of Federal Funds. During the period prior to the time the shares are redeemed, dividends on the shares will continue to accrue and be payable and the shareholder will be entitled to exercise all other beneficial rights of ownership.

Once the shares are redeemed, redemption proceeds will ordinarily be sent by check to the shareholder at the address of record on the next business day. The Funds may, however, take up to seven days to make payment. Also, if the New York Stock Exchange is closed (or when trading is restricted) for any reason other than customary weekend or holiday closings or if an emergency condition, as determined by the SEC, merits such action, the Funds may suspend redemptions or postpone payment dates beyond the normal seven day redemption period.

To ensure acceptance of your redemption request, it is important to follow the procedures described below. Although the Funds have no present intention to do so, the Funds reserve the right to refuse or to limit the frequency of any telephone, wire or bank transfer redemptions. It may be difficult to make contact by telephone during periods of severe market or economic change. Shareholders should consider alternative methods of communications during such times.

The Funds may modify or terminate their redemption services and provisions at any time. If the Funds terminate any particular service, they will do so only after giving written notice to shareholders. Redemption by mail will always be available to shareholders. For your protection, redemptions may be suspended for a period of 15 days following an address change.

All redemptions of shares of the Funds will be made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by each shareholder of a Fund during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of that fund at the beginning of such period. In the case of redemption requests by shareholders in excess of such amounts, the Board of Trustees reserves the right to have the Funds make payment, in whole or in part, in securities or other assets in case of an emergency or anytime a cash distribution would impair the liquidity of a Fund to the detriment of its existing shareholders.

You can redeem your shares directly from a Fund using any of the methods described below.

SELLING YOUR SHARES USING AN AUTHORIZED BROKER OR INVESTMENT ADVISER

You may redeem your shares by contacting your authorized broker or investment adviser and instructing them to redeem your shares. They will then contact ALPS and place a redemption order on your behalf.

SELLING YOUR SHARES DIRECTLY TO THE FUNDS

BY MAIL. You may redeem your shares by sending a letter directly to the appropriate Fund. To be accepted, a letter requesting redemption must include:
     -    your account number and account registration;
     -    the Fund name from which you are redeeming shares;
     -    the amount to be redeemed; and
     - an authorized signature(s) along with a signature guarantee (if required).

A signature guarantee is designed to protect you, the Fund, and its agents from fraud. Your written request requires a signature guarantee if the check is $10,000 or greater, if the check is being mailed to an address that has been changed within the last 30 days, if the check is not being mailed to the address on your account, or if the check is not being made out to the account owner. The following institutions should be able to provide you with a signature guarantee: banks, broker-dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A notary public cannot provide a signature guarantee.

BY TELEPHONE. If you have established the telephone redemption privilege on your Account Application, you may redeem your shares by calling the Funds at
800.644.8595. You should be prepared to give the telephone representative the following information:
     - your account number, social security or tax identification number and account registration;
     -    the Fund name from which you are redeeming shares; and
     -    the amount to be redeemed.

The telephone conversation may be recorded to protect you and the Funds. The Funds employ reasonable procedures to confirm that instructions communicated by telephone to its representatives are genuine. However, if the Funds act on instructions it reasonably believes to be genuine, you will bear the loss.

You cannot redeem shares held in IRAs using the telephone.

BY WIRE. You may instruct the appropriate Fund to send your redemption proceeds via federal wire ($1,000 minimum per transaction) or bank transfer to your personal bank. Your instructions should include:
     -    your account number and account registration;
     -    the Fund name from which you are redeeming shares;
     -    the amount to be redeemed; and
     -    an authorized signature(s).

Wire and bank transfer redemptions can be made only if the privilege has been established on your Account Application and you have attached a copy of a voided check or a letter summarizing the wiring instructions of the account where proceeds are to be wired. Your bank may charge you a fee for receiving a wire payment on your behalf.

SYSTEMATIC WITHDRAWAL PLAN. If your Fund account balance is $10,000 or more, you may elect to have periodic redemptions made from your account on a monthly, quarterly, semi-annual or annual basis by completing the Systematic Withdrawal Plan section of the Account Application. The minimum periodic withdrawal is $100 and the transaction normally will be executed on the 5th or 20th day of the selected month(s). You may request that these payments be sent to a predesignated bank account or other designated party. Depending on the size of the payment requested and fluctuation in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust your account. If a shareholder participates in the Systematic Withdrawal Plan, all dividends are automatically reinvested unless the shareholder directs otherwise.

EXCHANGING FUND SHARES

The Aristata Funds offer two convenient ways to exchange shares in one Fund for shares in another Aristata Fund. Before engaging in an exchange transaction, a shareholder should read carefully the sections of this Prospectus describing the Fund into which the exchange will occur. A shareholder may not exchange shares of one Fund for shares of another Fund if that Fund is not qualified for sale in the state of the shareholder's residence. Please call the Funds at 800.644.8595 to see if the Fund you are interested in is available in your state. The minimum amount for an initial and subsequent exchange is $50. The Aristata Funds may terminate or amend the terms of the exchange privilege at any time upon at least 60 days prior written notice to shareholders of any modification or termination of the exchange privilege. For your protection, exchanges may be suspended for a period of 15 days following an address change.

A new account opened by exchange must be established with the same name(s), address and social security number as the existing account. All exchanges will be made based on the net asset value next determined following receipt of the request by a Fund in good order.

An exchange is taxable as a sale of a security on which a gain or loss may be recognized. See the section entitled "TAXES" later in this Prospectus for more information. Shareholders will receive written confirmation of the exchange following completion of the transaction.

EXCHANGE BY MAIL. To exchange Fund shares by mail, simply send a letter of instruction to the appropriate Fund. The letter of instruction must include:
     -    your account number and account registration;
     - the Fund from and the Fund into which you wish to exchange your investment;
     -    the dollar or share amount you wish to exchange; and
     -    an authorized signature(s).

EXCHANGE BY TELEPHONE. If you have established the telephone exchange privilege on your Account Application, you may exchange Fund shares by telephone by simply calling the Funds at 800.644.8595. You should be prepared to give the telephone representative the following information:
     - your account number, social security or tax identification number and account registration;
     - the name of the Fund from and the Fund into which you wish to exchange your investment; and
     -    the dollar or share amount you wish to exchange.

The conversation may be recorded to protect you and the Fund. See the section entitled "SELLING YOUR SHARES DIRECTLY TO THE FUNDS - BY TELEPHONE" earlier in this Prospectus for a discussion of telephone transactions.

INDIVIDUAL RETIREMENT ACCOUNTS

The Aristata Equity and Aristata Quality Bond Funds may be used as a funding medium for traditional and Roth IRAs. In addition, a traditional or Roth IRA may be established through a custodial account with these Funds.

Completion of a special application is required to create such an account, and the minimum initial investment for an IRA is $2,000. Contributions to IRAs are subject to the limits and conditions established by the Internal Revenue Service. For more information, call the Funds at 800.644.8595 or your tax adviser.

Additional account level fees are imposed for IRA accounts.

PRICING FUND SHARES

The price at which you buy, sell or exchange Fund shares is the share price or net asset value (NAV). The share price for each Fund is determined by adding the value of a Fund's investments, cash and other assets, deducting liabilities, and then dividing that value by the total number of a Fund's shares outstanding. A Fund's NAV is calculated at the close of the regular trading session of the New

York Stock Exchange (normally 4:00 p.m. Eastern Time) each day that the Exchange is open.

When a Fund calculates the share price for the Fund shares, it values the securities it holds at market value. Sometimes market quotes for some securities are not available or are not representative of market value. Examples would be when events occur that materially affect the value of a security at a time when the security is not trading or when the securities are illiquid. In that case, securities may be valued in good faith at fair value, using consistently applied procedures decided upon by the Trustees of the Funds.

For more information please refer to the SAI.

TAXES

The Funds intend to distribute substantially all of their net investment income and capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis. Any net capital gains realized are normally distributed in December. Income dividends for the Aristata Equity Fund, if any, are declared and paid quarterly. Income dividends for the Aristata Quality Bond and Colorado Quality Tax-Exempt Funds, if any, are declared daily and paid monthly.

FEDERAL TAXES. Distributions of gains from the sale of assets held by each Fund for more than one year generally are taxable to shareholders at the applicable capital gains rate, regardless of how long they have owned their Fund shares. Distributions from other sources generally are taxed as ordinary income. A portion of the Aristata Equity Fund's dividends may qualify for the dividends-received deduction for corporations. Distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except for distributions declared in October, November or December and paid in January are taxable as if paid on December 31. The Funds will send each shareholder an IRS Form 1099-DIV by January 31.

STATE TAXES. Distributions received from the Aristata Colorado Quality Tax-Exempt Fund will not be subject to Colorado personal income taxes to the extent such distributions are attributable to interest on bonds or securities of the U.S. Government or any of its agencies and certain instrumentalities, or on bonds or securities issued by the State of Colorado or any county, municipality or political subdivision of Colorado, including any agency, board, authority or commission thereof, without regard to maturity.

TAXATION OF CERTAIN PRIVATE ACTIVITY BONDS. Tax-exempt interest from certain private activity bonds and exempt-interest dividends attributable to that interest income constitute an item of tax preference under the AMT. Therefore, shareholders who may be deemed to be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds could suffer adverse tax consequences from investing in the Aristata Colorado Quality Tax-Exempt Fund and, therefore, should consult their tax advisers before purchasing shares of the Aristata Colorado Quality Tax-Exempt.

"BUYING A DIVIDEND." When shares are purchased just before a distribution ("buying a dividend"), the share price will reflect the amount of the upcoming distribution. Consequently, a portion of the share price will be received back as a taxable distribution.

CONVERSION OF THE FUND. On or before March 2, 1998, common trust and collective investment fund assets ("pools") managed by the Adviser contributed assets to the Funds in exchange for shares of the Funds. This transfer may result in adverse tax consequences under certain circumstances to either the investors transferring shares from the pools for shares of the Funds ("reorganizing shareholders") or to investors who acquire shares of the Funds after a transfer ("new shareholders"). The historical tax cost basis of the pool assets is carried forward to the Funds. Therefore, if appreciated securities are sold after the transfer, the amount of the gain would be taxable to new shareholders as well as to reorganizing shareholders. New shareholders would therefore incur a tax liability on distributions of capital gains realized by the Funds even though the value of their investment in the Funds may not have increased. The effect on shareholders who transferred into the Funds would be to reduce their potential liability for tax on capital gains by spreading it over a larger asset base. The opposite may occur if the Funds acquire securities having an unrealized capital loss. In that case, reorganizing shareholders who transferred into the Funds will be unable to utilize the loss to offset gains, but, because the transfer itself did not result in any realized gains (or losses), the inability of shareholders who transferred into the Funds to utilize unrealized losses will have no immediate tax effect. New shareholders, to the extent that unrealized losses are realized by the Funds, may benefit by any reduction in net tax liability attributable to the losses.

OTHER TAX INFORMATION. The information above is only a summary of some of the federal tax consequences generally affecting the Funds and their shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal tax, distributions from the Aristata Equity and Aristata Quality Bond Funds may be subject to state or local taxes. Shareholders should consult their tax advisers for details and up-to-date information on the federal and state tax laws to determine whether the Funds are suitable given your particular tax situation.

When you sign your Account Application, you will be asked to certify that your taxpayer identification number is correct, that you are not subject to backup withholding for failing to report income to the IRS, and that you are a U.S. person. If you do not comply with IRS regulations, the IRS can require the Fund to withhold a portion of taxable distributions from your account.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds' financial statements, are included in the Funds' annual report, which are available upon request by calling the Funds at 800.644.8595.

Selected data for a share of beneficial interest outstanding throughout the period indicated:

ARISTATA EQUITY FUND

                                                                          FOR THE YEAR ENDED APRIL 30,
                                                        2003           2002           2001           2000           1999
                                                     ----------------------------------------------------------------------
SELECTED PER-SHARE DATA:
Net asset value - beginning of period                $     8.22     $     9.34     $     9.34     $    11.11     $    10.44
                                                     ----------------------------------------------------------------------
Income from investment operations:
  Net investment income                                    0.07           0.10           0.11           0.12           0.14
  Net realized and unrealized gain (loss)
    on investments                                        (1.49)         (0.58)          0.78          (0.01)          0.81
                                                     ----------------------------------------------------------------------
  Total income (loss) from investment
    operations                                            (1.42)         (0.48)          0.89           0.11           0.95
                                                     ----------------------------------------------------------------------

DISTRIBUTIONS:
  From net investment income                              (0.07)         (0.09)         (0.11)         (0.12)         (0.14)
  From net realized gain                                  (0.26)         (0.55)         (0.78)         (1.76)         (0.14)
                                                     ----------------------------------------------------------------------
  Total distributions                                     (0.33)         (0.64)         (0.89)         (1.88)         (0.28)
                                                     ----------------------------------------------------------------------
Net asset value - end of period                      $     6.47     $     8.22     $     9.34     $     9.34     $    11.11
                                                     ======================================================================
TOTAL RETURN                                             (17.25)%        (4.99)%        10.31%          2.23%          9.39%
                                                     ======================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000)                      $   24,281     $   67,698     $   68,707     $   73,076     $   94,373
                                                     ======================================================================
Ratio of expenses to average net assets                    1.29%          1.05%          1.05%          1.01%          0.95%
                                                     ======================================================================
Ratio of net investment income to
  average net assets                                       1.10%          1.10%          1.14%          1.20%          1.41%
                                                     ======================================================================
Ratio of expenses to average net
  assets without fee waivers                               1.47%          1.17%          1.16%          1.09%          1.11%
                                                     ======================================================================
Ratio of net investment income to
  average net assets without fee waivers                   0.92%          0.99%          1.03%          1.12%          1.25%
                                                     ======================================================================
Portfolio turnover rate                                   17.82%         24.12%         27.47%         16.63%         25.26%
                                                     ======================================================================

Selected data for a share of beneficial interest outstanding throughout the period indicated:

ARISTATA QUALITY BOND FUND

                                                                           FOR THE YEAR ENDED APRIL 30,
                                                        2003           2002           2001           2000           1999
                                                     ----------------------------------------------------------------------
SELECTED PER-SHARE DATA:
Net asset value - beginning of period                $     9.75     $     9.75     $     9.32     $     9.88     $     9.97
                                                     ----------------------------------------------------------------------
Income from investment operations:
  Net investment income                                    0.51           0.57           0.60           0.59           0.62
  Net realized and unrealized gain (loss)
    on investments                                         0.34          (0.01)          0.43          (0.57)         (0.08)
                                                     ----------------------------------------------------------------------
  Total income from investment operations                  0.85           0.56           1.03           0.02           0.54
                                                     ----------------------------------------------------------------------

DISTRIBUTIONS:
  From net investment income                              (0.66)         (0.56)         (0.60)         (0.58)         (0.61)
  From net realized gain                                      -              -              -              -          (0.02)
                                                     ----------------------------------------------------------------------
  Total distributions                                     (0.66)         (0.56)         (0.60)         (0.58)         (0.63)
                                                     ----------------------------------------------------------------------
Net asset value - end of period                      $     9.94     $     9.75     $     9.75     $     9.32     $     9.88
                                                     ======================================================================
TOTAL RETURN                                               8.93%          5.85%         11.33%          0.28%          5.49%
                                                     ======================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000)                      $   16,418     $   41,822     $   42,399     $   42,408     $   51,980
                                                     ======================================================================
Ratio of expenses to average net assets                    0.94%          0.70%          0.70%          0.68%          0.65%
                                                     ======================================================================
Ratio of net investment income to
  average net assets                                       5.02%          5.75%          6.25%          6.16%          6.10%
                                                     ======================================================================
Ratio of expenses to average net
  assets without fee waivers                               1.06%          0.77%          0.79%          0.75%          0.76%
                                                     ======================================================================
Ratio of net investment income to
  average net assets without fee waivers                   4.91%          5.67%          6.16%          6.10%          5.99%
                                                     ======================================================================
Portfolio turnover rate                                   20.41%         32.04%         15.72%         10.06%          9.79%
                                                     ======================================================================

Selected data for a share of beneficial interest outstanding throughout the period indicated:

ARISTATA COLORADO QUALITY TAX-EXEMPT FUND

                                                                          FOR THE YEAR ENDED APRIL 30,
                                                        2003           2002           2001           2000           1999
                                                     ----------------------------------------------------------------------
SELECTED PER-SHARE DATA:
Net asset value - beginning of period                $     9.65     $     9.58     $     9.35     $     9.89     $     9.94
                                                     ----------------------------------------------------------------------
Income from investment operations:
  Net investment income                                    0.38           0.45           0.46           0.46           0.49
  Net realized and unrealized gain (loss)
    on investments                                         0.30           0.08           0.23          (0.45)          0.04
                                                     ----------------------------------------------------------------------
  Total income from investment operations                  0.68           0.53           0.69           0.01           0.53
                                                     ----------------------------------------------------------------------

DISTRIBUTIONS:
  From net investment income                              (0.38)         (0.44)         (0.46)         (0.46)         (0.49)
  From net realized gain                                      -          (0.02)             -          (0.09)         (0.09)
                                                     ----------------------------------------------------------------------
  Total distributions                                     (0.38)         (0.46)         (0.46)         (0.55)         (0.58)
                                                     ----------------------------------------------------------------------
Net asset value - end of period                      $     9.95     $     9.65     $     9.58     $     9.35     $     9.89
                                                     ======================================================================
TOTAL RETURN                                               7.19%          5.62%          7.50%          0.16%          5.40%
                                                     ======================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000)                      $   13,969     $   13,350     $   12,725     $   13,799     $   17,502
                                                     ======================================================================
Ratio of expenses to average net assets                    0.86%          0.50%          0.50%          0.48%          0.45%
                                                     ======================================================================
Ratio of net investment income to
  average net assets                                       3.86%          4.57%          4.81%          4.85%          4.85%
                                                     ======================================================================
Ratio of expenses to average net assets
  without fee waivers and reimbursements                   1.09%          1.03%          1.04%          0.93%          0.91%
                                                     ======================================================================
Ratio of net investment income to
  average net assets without fee
  waivers and reimbursements                               3.62%          4.04%          4.27%          4.41%          4.40%
                                                     ======================================================================
Portfolio turnover rate                                   17.79%         15.91%          9.29%         12.41%          7.86%
                                                     ======================================================================

NOTES

NOTES

ADDITIONAL INFORMATION ABOUT THE FUNDS

You can request other information about the Funds, including a Statement of Additional Information, annual report, or semi-annual report, free of charge, by contacting ALPS at 800.644.8595 or writing to ALPS at 1625 Broadway, Suite 2200, Denver, Colorado 80202. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy, upon payment of a duplicating fee, the Funds' Statement of Additional Information, at the SEC's Public Reference Room in Washington, D.C. You also can obtain this information, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Additionally, the SEC maintains a Web site located at http://www.sec.gov that contains the SAI, material incorporated herein by reference, and other information regarding the Funds. For more information about the operation of the Public Reference Room, please call the SEC at 202.942.8090.

Investment Company Act File No. 811-08194

ARISTATA MUTUAL FUNDS
PMB Box 610
303 Sixteenth Street, Suite 016
Denver, CO  80202-5657
800.644.8595

INVESTMENT ADVISER
TEMPEST INVESTMENT COUNSELORS, INC.
1380 Lawrence Street
Suite 1050
Denver, CO 80204

ADMINISTRATOR
ALPS Mutual Funds Services, Inc.
1625 Broadway
Suite 2200
Denver, CO  80202

DISTRIBUTOR
ALPS Distributors, Inc.
1625 Broadway
Suite 2200
Denver, CO  80202


ARISTATA FUNDS

-    Are NOT insured by the FDIC, a bank or any agency of the U.S. Government.

-    Are NOT bank deposits or other obligations of or guaranteed by a bank.

- Involve investment risks, including the possible loss of the principal amount invested.

[FINANCIAL INVESTORS TRUST LOGO]


                         U.S. TREASURY MONEY MARKET FUND


PROSPECTUS
AUGUST 28, 2003


AS WITH OTHER MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS
NOT APPROVED OR DISAPPROVED THIS FUND'S SHARES OR DETERMINED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

                                TABLE OF CONTENTS

                                                                            PAGE
Investment Objective and Principal Risks                                       1

Performance                                                                    2

Fees and Expenses of the Fund                                                  3

Who Manages the Fund?                                                          4

How Do I Invest in the Fund?                                                   5

Privacy Policy                                                                11

Financial Highlights                                                          12

Additional Information About the Fund                                 Back Cover


No person has been authorized to give any information or to make any representation that is not contained in this Prospectus, or in the Statement of Additional Information ("SAI") that is incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon. Also, this Prospectus does not constitute an offering by the Trust or its Distributor in any jurisdiction where such an offering would not be lawful.

INVESTMENT OBJECTIVE AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE -- The investment objective of the U.S. Treasury Money Market Fund (the "Fund") is to seek as high a level of current income as is consistent with preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES -- The Fund invests exclusively in U.S. Treasury bills, notes and other direct obligations of the U.S. Treasury and repurchase agreements collateralized to 102% by U.S. Treasury obligations. The Fund will provide 60 days notice to shareholders if it decides to change its principal investment strategies. The Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less and seeks to maintain its net asset value per share at $1.00 for purposes of purchases and redemptions.

The Fund has obtained a money market fund rating of AAAm from Standard & Poor's(R) (S&P). The AAAm rating indicates that the Fund's safety is good and it has a sound capacity to maintain principal value and limit exposure to loss. To obtain such rating the Fund may be required to adopt additional investment restrictions, including stricter limitations on credit quality and maturities than are followed by other money market funds. These additional restrictions could affect the Fund's performance. To maintain its rating, the Fund follows the most current criteria of S&P. If S&P changes or adds other requirements or criteria, the Fund may be required to adopt additional strategies or policies to maintain this rating.

PRINCIPAL INVESTMENT RISKS -- An investment in the Fund is subject to the following principal risk:

- INTEREST RATE RISK. When interest rates change, the value of the Fund's holdings will be affected. An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.


                                   FUND FACTS

GOAL: To provide investors with a high level of current income while seeking to preserve principal.

PRINCIPAL INVESTMENTS:

-    U.S. Treasury Obligations

-    Repurchase Agreements

INVESTMENT ADVISER (THE "ADVISER"):

-    SSgA Funds Management, Inc. ("SSgA FM")

DISTRIBUTOR:

-    ALPS Distributors, Inc. ("ADI")

FOR MORE INFORMATION ABOUT THE RISK FACTORS IDENTIFIED ABOVE, AND OTHER RISKS ASSOCIATED WITH INVESTING IN THE FUND, PLEASE SEE THE SAI.

SHOULD I INVEST IN THE U.S. TREASURY MONEY MARKET FUND? The Fund is primarily intended for municipal investors, including municipalities, counties, and state agencies, as well as institutional investors such as broker/ dealers, corporations, investment advisers, credit unions, banks, and other financial institutions.

PERFORMANCE

The following bar chart and performance table provide some indication of the risks of investing in the Fund by illustrating the changes in the Fund's performance from year to year. Returns are based on past results and are not an indication of future performance.

[CHART]

                            YEAR-BY-YEAR TOTAL RETURN

12/31/95        5.68%
12/31/96        5.17%
12/31/97        5.29%
12/31/98        5.15%
12/31/99        4.68%
12/31/00        5.98%
12/31/01        3.77%
12/31/02        1.42%

During the periods shown in the chart for the Fund, the highest return for a quarter was 1.55% (quarter ending December 31, 2000), and the lowest return for a quarter was 0.31% (quarter ending December 31, 2002). The Fund's year-to-date return for the period ended June 30, 2003, was 0.49%.

                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIOD ENDED DECEMBER 31, 2002)

                                      INCEPTION           1             5            SINCE
                                        DATE             YEAR          YEAR        INCEPTION
U.S. TREASURY MONEY MARKET FUND     May 25, 1994         1.42%         4.18%         4.61%

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)

          Maximum Sales Load                         None
          Maximum Deferred Sales Charge              None
          Redemption Fee                             None
          Exchange Fee                               None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

          Management Fees                            0.105%*
          Distribution (12b-1) Fees                   None
          Other Expenses                             0.714%**
          Total Annual Fund Operating Expenses       0.819%
          Fee Waiver                                (0.489)%**
          Net Annual Fund Operating Expenses         0.330%

           *The table above has been restated to reflect current management fees for SSgA Funds Management, Inc. ("SSgA FM"). **The amount for "Other Expenses" includes administration fees payable to ALPS Mutual Funds Services, Inc. ("ALPS"). ALPS has contractually agreed to waive a portion of the administration fees that it is entitled to receive, and/or assume a portion of Fund expenses, until at least April 30, 2004. As a result, net annual operating expenses for the Fund will be no more than 0.33%. In addition, SSgA FM has voluntarily agreed to waive a portion of their advisory fee for the Fund until assets for that Fund reach $1 billion.

EXAMPLE -- The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that the Fund returns 5% each year and that the Fund's operating expenses remain the same. After one year, the example does not take into consideration ALPS' agreement to waive fees. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   ONE      THREE     FIVE       TEN
                                   YEAR     YEARS     YEARS     YEARS
U.S. TREASURY MONEY MARKET FUND    $ 34     $ 212     $ 406     $ 966

WHO MANAGES THE FUND?

SSgA Funds Management, Inc. ("SSgA FM"), located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as Investment Adviser to the Fund. At the December 17, 2002, meeting of the Board of Trustees, the Trustees approved an interim Investment Advisory Agreement with SSgA FM. Thus, effective January 13, 2003, SSgA FM replaced General Electric Asset Management, Inc. ("GEAM"), as the interim investment adviser to the Fund. At a special meeting on June 9, 2003, shareholders of the Fund approved an Investment Advisory and Management Agreement between Financial Investors Trust (the "Trust") and SSgA FM, naming SSgA FM as Adviser to the Fund, effective June 10, 2003.

SSgA FM is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation ("State Street"), a publicly held bank holding company. As of June 30, 2003, SSgA FM had over $77.8 billion in assets under management. SSgA FM, and any other advisory affiliates of State Street comprise State Street Global Advisors ("SSgA"), the investment management arm of State Street. With approximately $901 billion in assets as of June 30, 2003, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East.

During the period of the Investment Advisory and Management Agreement, the Funds will be managed by a team of investment professionals. SSgA FM uses a team approach to create an environment that encourages the flow of investment ideas.

Pursuant to the Investment Advisory and Management Agreement, the Adviser has agreed to provide a continuous investment program for the Fund, including investment research and management with respect to the assets of the Fund. SSgA FM is entitled to receive management fees of 0.105%. SSgA FM has voluntarily agreed to waive a portion of their advisory fee to 0.07% for the Fund until assets for that Fund reach $1 billion dollars. Prior to June 10, 2003, SSgA FM was entitled to receive management fees of 0.04% on the first $500 million of average net assets of the Fund, 0.06% on the next $500 million and 0.08% on average net assets in excess of $1 billion. During the fiscal year ended April 30, 2003, the Fund paid GEAM 0.03% and SSgA FM 0.01% of average net assets of the Fund in advisory fees.

ADMINISTRATIVE SERVICES AGREEMENT. Financial Investors Trust (the "Trust") has entered into an administrative services agreement with ALPS. Under the administrative services agreement, ALPS provides the Fund with certain administrative and clerical services and generally assists in the operation of the

Fund. In addition, under the administrative services agreement ALPS also, among other things, performs fund accounting and transfer agency services, and pays the costs of the Fund's custodian and external auditors. Pursuant to the administrative services agreement, ALPS receives a fee from the Fund that is computed daily and paid monthly at the following annual rates: the greater of $600,000 or 0.26% of average daily net assets of the Fund up to $500 million; 0.24% of average daily net assets of the Fund in excess of $500 million up to $1 billion; and 0.22% of the average daily net assets of the Fund that exceed $1 billion.

ALPS has contractually agreed to waive a portion of the administration fees that it is entitled to receive from the Fund and to assume a portion of fund expenses, to the extent necessary for the Fund to maintain an expense ratio that does not exceed 0.33% of the average net assets of the Fund, until at least April 30, 2004.

HOW DO I INVEST IN THE FUND?

HOW ARE INVESTMENTS MADE? As described below, shares of the Fund may be purchased through ALPS. Shares of the Fund may be purchased using the Federal Reserve Wire System ("Federal Funds") or by check. Your check must be payable in U.S. dollars to the Fund and be drawn on a bank located within the U.S.

Federal Funds should be wired to:

         State Street Bank & Trust Co.
         ABA# 011000028
         U.S. Treasury Money Market Fund
         Credit DDA# 22404081
         (Account Registration)
         (Account Number)

Orders for the purchase of shares will be executed at the net asset value per share next determined after an order has been received in good form. All funds received are invested in full and fractional shares of the Fund. ALPS serves as the Fund's Transfer Agent and ALPS maintains records of each shareholder's holdings of Fund shares. The Fund reserves the right to reject any purchase.

An initial investment in the Fund must be preceded or accompanied by a completed, signed application. Your completed application should be forwarded to:

         Financial Investors Trust
         PMB Box 609
         303 16th Street, Suite 016
         Denver, CO 80202-5657

Orders for the purchase of shares will be executed at the net asset value per share (the "public offering price") next determined after an order has been received by the Fund in the proper form. If your purchase order is received in proper order by the Fund by 4:30 p.m. Eastern Time, your order will be executed that day.

MINIMUM PURCHASE AND ACCOUNT BALANCE REQUIREMENTS -- The minimum initial investment in the Fund is $100,000 and additional investments may be made in any amount. The minimum purchase requirements do not apply to reinvested dividends. If your account balance falls below $25,000 due to redemptions or exchanges, your account may be closed. In the event that your account is closed, the Fund will wire the proceeds to the bank account of record, or issue a check to the shareholder of record. The Fund will notify you when your account balance has fallen below $25,000 and you will be given 30 days to increase your investment above that amount.

HOW TO REDEEM FUND SHARES You may redeem all or any part of the value of your account(s) on any Business Day (as defined in the section entitled "How Are Fund Shares Valued?"). You may redeem by mail, telephone or facsimile if you have established those options with the Fund. Redemption orders are processed at the net asset value per share next determined after the Fund receives your order.
If the Fund receives your redemption order before 4:30 p.m. Eastern Time on a Business Day, the Fund will generally send payment for your redeemed shares on that day. Otherwise, the Fund will generally send payment for your redeemed shares on the next Business Day. The Fund reserves the right to pay for redeemed shares within seven days after receiving your redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect the Fund.

REGULAR REDEMPTIONS: You may redeem shares by sending a written request to Financial Investors Trust, PMB Box 609, 303 16th Street, Suite 016, Denver, CO 80202-5657. You must sign a redemption request. Your written redemption request must:

(i)  state the number of shares to be redeemed; and
(ii) identify your shareholder account number.

EACH SIGNATURE MUST BE GUARANTEED BY EITHER A BANK THAT IS A MEMBER OF THE FDIC, A TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL SECURITIES EXCHANGE OR OTHER ELIGIBLE GUARANTOR INSTITUTION. THE FUND WILL NOT ACCEPT GUARANTEES FROM NOTARIES PUBLIC. Guarantees must be signed by an authorized person at the guarantor institution, and the words "Signature Guaranteed" must appear with the signature. A redemption request will not be deemed to be properly received until the Fund receives all required documents in proper form.

When the Fund wires your redemption proceeds, the wire must be paid to the same bank and account as designated on the Fund's Account Application or in your written instructions to the Fund. If your bank is not a member of the Federal Reserve System, your redemption proceeds will be wired to a correspondent bank. Immediate notification by the correspondent bank to your bank will be necessary to avoid a delay in crediting the funds to your bank account.

BY TELEPHONE AND FACSIMILE: You may redeem shares by telephone or facsimile. Shareholders must check the appropriate box on the Account Application to activate facsimile and/or telephone redemption privileges. Shares may be redeemed by telephoning the Fund at 800.298.3442 (or sending a facsimile transmission to the Fund at 303.825.2575 and giving the account name, account number, personal identification number (PIN#), name of Fund and amount of redemption). Proceeds from redemptions will be wired directly to your account at a commercial bank within the United States.

In order to arrange for facsimile and/or telephone redemptions after you have opened your account, or to change the bank account or address designated to receive redemption proceeds, send a written request to the Fund at the address listed under "REGULAR REDEMPTIONS." The request must be signed by you with the signatures guaranteed as described above. The Trust may modify or terminate procedures for redeeming shares by telephone but will not materially change or terminate it without giving shareholders 60 days' written notice.

During periods of substantial economic or market change, telephone or facsimile redemptions may be difficult to complete. If you are unable to contact the Fund by telephone or facsimile, you may redeem your shares by mail as described above under "REGULAR REDEMPTIONS."

By electing the facsimile and/or telephone redemption option, you may be giving up a measure of security, which you might have had if you were to redeem in writing. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone or facsimile are genuine, such as recording telephone calls, providing written confirmation of transactions, or requiring a form of personal identification prior to acting on instructions received by telephone or facsimile. To the extent the Trust does not employ reasonable procedures, it and/or its service contractors may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Trust nor ALPS will be liable for following instructions communicated by telephone or facsimile that are reasonably believed to be genuine. Accordingly, you, as a result of this policy, may bear the risk of fraudulent telephone or facsimile redemption transactions.

CHECK REDEMPTION: You may write an unlimited number of checks drawn on your account by either requesting the privilege on your account application or by sending a written request to the Fund. In order to establish the checkwriting option, you must manually sign a signature card that includes all authorized individuals. Checks will be sent only to the registered owner(s) of the account and only to the address of record. Checks may be made payable to the order of any person. When a check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of your Fund shares to cover the amount of the check. Shares earn dividends through the day the redemption is processed. There is no charge to you for the use of the checks; however, the Transfer Agent will impose a charge for stopping payment of a check upon your request, or if the Transfer Agent cannot honor a check due to insufficient funds or other valid reasons. A request to reverse a stop payment order must be received in writing.

Checks may not be written to redeem shares purchased by check until the date that good funds are credited to the Fund's custodian by its correspondent bank. If the amount of the check is greater than the value of the shares in your account, the check will be returned marked "Insufficient Funds." Checks written on amounts subject to the hold described above will be returned marked "Uncollected." If your check does not clear, you will be responsible for any loss the Fund, Custodian, or Transfer Agent may incur. A check may not be used to close an account.

Checkwriting is not available to holders of shares in certificate form or if you are subject to Internal Revenue Service backup withholding. It is also inadvisable for you to write a check for an amount close to the total value of your account. The Trust reserves the right to terminate or alter the checkwriting service at any time.

EXCHANGE OF FUND SHARES You may sell your Fund shares and buy shares of the American Veterans U.S. Government Money Market Fund, U.S. Government Money Market Fund, Prime Money Market Fund, or other investment portfolios of the Trust, in exchange by written request. There are no fees or commissions for exchanging Fund shares. However, you must satisfy the minimum balance requirements of each Fund in which you are considering investing. If you have established the privilege on your Account Application, you may also initiate exchanges by telephone or facsimile. Exchange requests should be directed to the Fund at 800.298.3442.

Exchange transactions must be for amounts of $1,000 or more. Exchanges may have tax consequences, so you should consult your tax adviser for further information. The Fund into which you want to exchange must be registered for sale in your state. Prior to requesting an exchange of Fund shares you should call the Fund at 800.298.3442 to request a current prospectus for the Fund into which you want to exchange and you should read the prospectus carefully before investing.

During periods of significant economic or market change, telephone or facsimile exchanges may be difficult to complete. If you are unable to contact the Fund by telephone or facsimile, you may also mail the exchange request to the Fund at the address listed under "REGULAR REDEMPTIONS." Neither the Trust nor ALPS will be responsible for the authenticity of exchange instructions received by telephone or facsimile except as set forth under "HOW TO REDEEM FUND SHARES - BY TELEPHONE AND FACSIMILE."

The Trust can provide you with information concerning certain limitations on the exchange privilege, including those related to frequency. The Trust may modify or terminate the exchange privilege but will not materially change or terminate it without giving shareholders 60 days' written notice.

HOW ARE FUND SHARES VALUED? The price at which you buy, sell or exchange Fund shares is the share price or net asset value (NAV). The share price for the Fund is determined by adding the value of the Fund's investments, cash and other assets, deducting liabilities, and then dividing that value by the total number of the Fund's shares outstanding. The Fund normally calculates its NAV at 5:00 p.m. Eastern Time on each day the New York Stock Exchange is open for business (a "Business Day").

The Trustees have established procedures designed to maintain a stable net asset value of $1.00 per share, to the extent reasonably possible. More particularly, the Trustees have approved and adopted procedures under Rule 2a-7. Under guidelines of Rule 2a-7, the Fund uses the amortized cost method to value its portfolio securities. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period of maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

WHAT IS THE EFFECT OF FEDERAL INCOME TAX ON THIS INVESTMENT?
While municipal investors are generally exempt from Federal income taxes, each investor should independently ascertain its tax status. With respect to investors who are not exempt from Federal income taxes, dividends derived from net investment income and short term capital gains are taxable as ordinary income distributions and are taxable when paid, whether investors receive distributions in cash or reinvest them in additional shares, except that distributions declared in December and paid in January are taxable as if paid on December 31. The Fund will send to non-exempt investors an IRS Form 1099-DIV showing their taxable distributions for the past calendar year.

The Fund has qualified and intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). This qualification will relieve the Fund of liability for Federal income taxes to the extent its earnings are distributed in accordance with the Code and it meets other requirements for qualification as set forth in the Code.

The information above is only a summary of some of the federal tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to Federal taxes, investors may be subject to state or local taxes on their investment. Investors should consult their tax advisor to determine whether the Fund is suitable to their particular tax situation.

When investors sign their account application, they will be asked to certify that their social security or taxpayer identification number is correct, that they are not subject to backup withholding for failing to report income to the IRS, and that they are an U.S. person. If investors violate IRS regulations, the IRS can require the Fund to withhold a portion of taxable distributions and redemptions.

The Fund declares dividends from net investment income daily and pays such dividends monthly. The Fund intends to distribute substantially all of its net investment income and capital gains, if any, to shareholders each calendar year as well as on a fiscal year basis.

Since all of the Fund's net investment income is expected to be derived from earned interest, it is anticipated that all dividends paid by the Fund will be taxable as ordinary income to those shareholders who are not exempt from Federal income taxes, and that no part of any distribution will be eligible for the dividends received deduction for corporations.

PRIVACY POLICY

The Fund collects nonpublic personal information about its customers(1) from the following sources:

   - Account Applications and other forms, which may include a customer's name, address, social security number, and information about a customer's investment goals and risk tolerance;
   - Account History, including information about the transactions and balances in a customer's account; and
   - Correspondence, written, or telephonic, between a customer and the Fund or service providers to the Fund.

The Fund will not release information about its customers or their accounts unless one of the following conditions is met:

   -  Prior written consent is received.
   - The Fund believes the recipient to be the fund customer or the customer's authorized representative.
   -  The Fund is required by law to release information to the recipient.

The Fund does not give or sell information about its customers or their fund accounts to any other company, individual, or group.

The Fund will only use information about its customers and their accounts to attempt to better serve their investment needs or to suggest services or educational materials that may be of interest to them.

The Fund restricts access to nonpublic personal information about customers to those employees who need to know that information in order to provide products or services. The Fund may also share personal information with companies that it hires to provide support services. When the Fund shares personal information with service providers, it protects that personal information with a strict confidentiality agreement. The Fund also maintains physical, electronic and procedural safeguards that comply with federal standards to guard customers' nonpublic personal information.

The Fund will adhere to the policies and practices described in this notice for current and former shareholders of the Fund.

(1) FOR PURPOSES OF THIS NOTICE, THE TERMS "CUSTOMER" OR "CUSTOMERS" INCLUDES BOTH SHAREHOLDERS OF THE FUND AND INDIVIDUALS WHO PROVIDE NONPUBLIC PERSONAL INFORMATION TO THE FUND, BUT DO NOT INVEST IN FUND SHARES.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table below represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling the Fund at 800.298.3442.

Selected data for a share of beneficial interest outstanding throughout the period indicated:

                                                                 FOR THE YEAR ENDED APRIL 30,
                                              2003           2002           2001           2000           1999
                                           ----------------------------------------------------------------------
Net asset value, beginning of period       $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                           ----------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            0.01           0.03           0.06           0.05           0.05
                                           ----------------------------------------------------------------------

DISTRIBUTIONS
From net investment income                      (0.01)         (0.03)         (0.06)         (0.05)         (0.05)
                                           ----------------------------------------------------------------------
Net asset value, end of period             $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                           ======================================================================
Total return                                     1.26%          2.53%          5.92%          5.01%          4.90%
                                           ======================================================================

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)            $   80,935     $   88,395     $   74,590     $   78,943     $   90,862
                                           ======================================================================

Ratio of expenses to average net assets          0.33%          0.33%          0.33%          0.33%          0.33%
                                           ======================================================================

Ratio of net investment income to
  average net assets                             1.25%          2.51%          5.82%          4.85%          4.83%
                                           ======================================================================

Ratio of expenses to average net assets
  without fee waivers                            0.76%          0.69%          0.80%          0.72%          0.57%
                                           ======================================================================

Ratio of net investment income to
  average net assets without fee waivers         0.81%          2.15%          5.34%          4.46%          4.59%
                                           ======================================================================

ADDITIONAL INFORMATION ABOUT THE FUND

You can request other information, including a statement of additional information, annual report, or semi-annual report, free of charge, by contacting ALPS at 800.298.3442 or writing to ALPS at 1625 Broadway, Suite 2200, Denver, Colorado, 80202.

The statement of additional information provides detailed information about the Fund and is incorporated into this prospectus by reference, which means that it is legally part of the prospectus. You may review and copy, upon payment of a duplicating fee, the Fund's statement of additional information, at the SEC's Public Reference Room in Washington, D.C. You also can obtain this information, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C., 20549-0102. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The SEC also maintains a Web site located at http://www.sec.gov that contains the SAI, material incorporated herein by reference, and other information regarding the Fund. For more information about the operation of the Public Reference Room, please call the SEC at 202.942.8090.

                         FINANCIAL INVESTORS TRUST FUNDS

   -  Are NOT insured by the FDIC, a bank or any agency of the U.S. Government.
   -  Are NOT bank deposits or other obligations of or guaranteed by a bank.
   - Involve investment risks, including the possible loss of the principal amount invested.

[ALPS DISTRIBUTORS, INC. LOGO]
SPONSOR AND DISTRIBUTOR

                                       Investment Company Act File No. 811-08194

[FINANCIAL INVESTORS TRUST LOGO]


                        U.S. GOVERNMENT MONEY MARKET FUND
                                     CLASS I


PROSPECTUS
AUGUST 28, 2003


AS WITH OTHER MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS
NOT APPROVED OR DISAPPROVED THIS FUND'S SHARES OR DETERMINED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

                                TABLE OF CONTENTS

                                                                            PAGE
Investment Objective and Principal Risks                                       1

Performance                                                                    2

Fees and Expenses of the Fund                                                  3

Who Manages the Fund?                                                          4

How Do I Invest in the Fund?                                                   5

Privacy Policy                                                                11

Financial Highlights                                                          12

Additional Information About the Fund                                 Back Cover


No person has been authorized to give any information or to make any representation that is not contained in this Prospectus, or in the Statement of Additional Information ("SAI") that is incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon. Also, this Prospectus does not constitute an offering by the Trust or its Distributor in any jurisdiction where such an offering would not be lawful.

INVESTMENT OBJECTIVE AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE -- The investment objective of the U.S. Government Money Market Fund (the "Fund") is to seek as high a level of current income as is consistent with preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES -- The Fund invests exclusively in obligations issued or guaranteed as to principal and interest by the U.S. Government and repurchase agreements collateralized to 102% by U.S. Treasury obligations and other direct obligations of the U.S. Government or its agencies. The Fund may also invest in mortgage related securities issued by various government agencies, such as the Government National Mortgage Association, and government related organizations, such as the Federal National Mortgage Association. The Fund will provide 60 days notice to shareholders if it decides to change its principal investment strategies. The Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less and seeks to maintain its net asset value per share at $1.00 for purposes of purchases and redemptions.

The Fund has obtained a money market fund rating of AAAm from Standard & Poor's(R) (S&P). The AAAm rating indicates that the Fund's safety is good and it has a sound capacity to maintain principal value and limit exposure to loss. To obtain such rating the Fund may be required to adopt additional investment restrictions, including stricter limitations on credit quality and maturities than are followed by other money market funds. These additional restrictions could affect the Fund's performance. To maintain its rating, the Fund follows the most current criteria of S&P. If S&P changes or adds other requirements or criteria, the Fund may be required to adopt additional strategies or policies to maintain this rating.

PRINCIPAL INVESTMENT RISKS -- An investment in the Fund is subject to the following principal risks:

- INTEREST RATE RISK. When interest rates change, the value of the Fund's holdings will be affected. An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values.


                                   FUND FACTS

GOAL: To provide investors with a high level of current income while seeking to preserve principal.

PRINCIPAL INVESTMENTS:

-  U.S. Government Obligations

-  Repurchase Agreements

-  Asset-Backed and Mortgage-Related Securities

INVESTMENT ADVISER (THE "ADVISER"):

-  SSgA Funds Management, Inc. ("SSgA FM")

DISTRIBUTOR:

-  ALPS Distributors, Inc. ("ADI")

- PREPAYMENT RISK. This investment risk is primarily associated with mortgage-backed securities. During a period of declining interest rates, homeowners may refinance their high- rate mortgages and prepay the principal. Cash from these prepayments flows through the mortgage-backed securities, necessitating reinvestment in bonds with lower interest rates, which may lower the return of the Fund.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

FOR MORE INFORMATION ABOUT THE RISK FACTORS IDENTIFIED ABOVE, AND OTHER RISKS ASSOCIATED WITH INVESTING IN THE FUND, PLEASE SEE THE SAI.

SHOULD I INVEST IN THE U.S. GOVERNMENT MONEY MARKET FUND?

The Fund is primarily intended for municipal investors, including municipalities, counties, and state agencies, as well as institutional investors such as broker/dealers, corporations, investment advisers, credit unions, banks, and other financial institutions.

PERFORMANCE

The following bar chart and performance table provide some indication of the risks of investing in the Fund by illustrating the changes in the Fund's performance from year to year. Returns are based on past results and are not an indication of future performance.

[CHART]

                            YEAR-BY-YEAR TOTAL RETURN

12/31/95        5.93%
12/31/96        5.08%
12/31/97        5.44%
12/31/98        5.39%
12/31/99        4.95%
12/31/00        6.22%
12/31/01        4.06%
12/31/02        1.65%

During the periods shown in the chart for the Fund, the highest return for a quarter was 1.62% (quarter ending June 30, 1995), and the lowest return for a quarter was 0.36% (quarter ending December 31, 2002). The Fund's year-to-date return for the period ended June 30, 2003, was 0.56%.

                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIOD ENDED DECEMBER 31, 2002)

                                  INCEPTION         1          5         SINCE
                                    DATE          YEAR       YEAR      INCEPTION
U.S. GOVERNMENT MONEY
MONEY MARKET FUND - CLASS I     JUNE 7, 1994      1.65%      4.44%       4.77%

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you pay if you buy and hold shares of the Fund.

          SHAREHOLDER FEES
          (fees paid directly from your investment)

          Maximum Sales Load                         None
          Maximum Deferred Sales Charge              None
          Redemption Fee                             None
          Exchange Fee                               None

          ANNUAL FUND OPERATING EXPENSES
          (expenses that are deducted from Fund assets)

          Management Fees                            0.105%*
          Distribution (12b-1) Fees                   None
          Other Expenses                             0.169%**
          Total Annual Fund Operating Expenses       0.274%
          Fee Waiver                                (0.074)%**
          Net Annual Fund Operating Expenses         0.200%

           *The table above has been restated to reflect current management fees for SSgA Funds Management, Inc. ("SSgA FM") **The amount for "Other Expenses" includes administration fees payable to ALPS Mutual Funds Services, Inc. ("ALPS"). ALPS has contractually agreed to waive a portion of the administration fees that it is entitled to receive, and/or assume a portion of Fund expenses, until at least April 30, 2004. As a result, net annual operating expenses for the Fund will be no more than 0.20%. In addition, SSgA FM has voluntarily agreed to waive a portion of their advisory fee for the Fund until assets for that Fund reach $1 billion.

EXAMPLE -- The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that the Fund returns 5% each year and that the Fund's operating expenses remain the same. After one year, the example does not take into consideration ALPS' agreement to waive fees. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   ONE      THREE        FIVE        TEN
                                  YEAR      YEARS       YEARS       YEARS
U.S. GOVERNMENT MONEY
MARKET FUND - CLASS I             $ 20      $ 81        $ 147       $ 341

WHO MANAGES THE FUND?

SSgA Funds Management, Inc. ("SSgA FM"), located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as Investment Adviser to the Fund. At the December 17, 2002, meeting of the Board of Trustees, the Trustees approved an interim Investment Advisory Agreement with SSgA FM. Thus, effective January 13, 2003, SSgA FM replaced General Electric Asset Management, Inc. ("GEAM"), as the interim investment adviser to the Fund. At a special meeting on June 9, 2003, shareholders of the Fund approved an Investment Advisory and Management Agreement between Financial Investors Trust (the "Trust") and SSgA FM, naming SSgA FM as Adviser to the Fund, effective
June 10, 2003.

SSgA FM is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation ("State Street"), a publicly held bank holding company. As of June 30, 2003, SSgA FM had over $77.8 billion in assets under management. SSgA FM, and any other advisory affiliates of State Street comprise State Street Global Advisors ("SSgA"), the investment management arm of State Street. With approximately $901 billion in assets as of June 30, 2003, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East.

During the period of the Investment Advisory and Management Agreement, the Funds will be managed by a team of investment professionals. SSgA FM uses a team approach to create an environment that encourages the flow of investment ideas.

Pursuant to the Investment Advisory and Management Agreement, the Adviser has agreed to provide a continuous investment program for the Fund, including investment research and management with respect to the assets of the Fund. SSgA FM is entitled to receive management fees of 0.105%. SSgA FM has voluntarily agreed to waive a portion of their advisory fee to 0.07% for the Fund until assets for that Fund reach $1 billion dollars. Prior to June 10, 2003, SSgA FM was entitled to receive management fees of 0.04% on the first $500 million of average net assets of the Fund, 0.06% on the next $500 million and 0.08% on average net assets in excess of $1 billion. During the fiscal year ended April 30, 2003, the Fund paid GEAM 0.03% and SSgA FM 0.01% of average net assets of the Fund in advisory fees.

ADMINISTRATIVE SERVICES AGREEMENT. Financial Investors Trust (the "Trust") has entered into an administrative services agreement with ALPS. Under the administrative services agreement, ALPS provides the Fund with certain administrative and clerical services and generally assists in the operation of the Fund. In addition, under the administrative services agreement ALPS also, among other things, performs fund accounting and transfer agency services, and pays the costs of the Fund's custodian and external auditors. Pursuant to the administrative services agreement, ALPS is entitled to receive a fee from the Fund that is computed daily and paid monthly at the following annual rates: the greater of $360,000 or 0.16% of average daily net assets of the Fund up to $500 million; 0.14% of average daily net assets of the Fund in excess of $500 million up to $1 billion; and 0.12% of the average daily net assets of the Fund that exceed $1 billion.

ALPS has contractually agreed to waive a portion of the administration fees that it is entitled to receive from the Fund and to assume a portion of fund expenses, to the extent necessary for the Fund to maintain an expense ratio that does not exceed 0.20% of the average net assets of the Fund, until at least April 30, 2004.

HOW DO I INVEST IN THE FUND?

HOW ARE INVESTMENTS MADE? As described below, shares of the Fund may be purchased through ALPS. Shares of the Fund may be purchased using the Federal Reserve Wire System ("Federal Funds") or by check. Your check must be payable in U.S. dollars to the Fund and be drawn on a bank located within the U.S.

Federal Funds should be wired to:

        State Street Bank & Trust Co.
        ABA# 011000028
        U.S. Government Money Market Fund-Class I
        Credit DDA# 22404081
        (Account Registration)
        (Account Number)

Orders for the purchase of shares will be executed at the net asset value per share next determined after an order has been received in good form. All funds received are invested in full and fractional shares of the Fund. ALPS serves as the Fund's

Transfer Agent and ALPS maintains records of each shareholder's holdings of Fund shares. The Fund reserves the right to reject any purchase.

An initial investment in the Fund must be preceded or accompanied by a completed, signed application. Your completed application should be forwarded to:

        Financial Investors Trust
        PMB Box 609
        303 16th Street, Suite 016
        Denver, CO 80202-5657

Orders for the purchase of shares will be executed at the net asset value per share (the "public offering price") next determined after an order has been received by the Fund in the proper form. If your purchase order is received in proper order by the Fund by 4:30 p.m. Eastern Time, your order will be executed that day.

MINIMUM PURCHASE AND ACCOUNT BALANCE REQUIREMENTS - The minimum initial investment in the Fund is $500,000 and additional investments may be made in any amount. The minimum purchase requirements do not apply to reinvested dividends. If your account balance falls below $125,000 due to redemptions or exchanges, your account may be closed. In the event that your account is closed, the Fund will wire the proceeds to the bank account of record, or issue a check to the shareholder of record. The Fund will notify you when your account balance has fallen below $125,000 and you will be given 30 days to increase your investment above that amount.

HOW TO REDEEM FUND SHARES You may redeem all or any part of the value of your account(s) on any Business Day (as defined in the section entitled "How Are Fund Shares Valued?"). You may redeem by mail, telephone or facsimile if you have established those options with the Fund. Redemption orders are processed at the net asset value per share next determined after the Fund receives your order. If the Fund receives your redemption order before 4:30 p.m. Eastern Time on a Business Day, the Fund will generally send payment for your redeemed shares on that day. Otherwise, the Fund will generally send payment for your redeemed shares on the next Business Day. The Fund reserves the right to pay for redeemed shares within seven days after receiving your redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect the Fund.

REGULAR REDEMPTIONS: You may redeem shares by sending a written request to Financial Investors Trust, PMB Box 609, 303 16th Street, Suite 016, Denver, CO 80202-5657. You must sign a redemption request. Your written redemption request must:

(i)  state the number of shares to be redeemed; and
(ii) identify your shareholder account number.

EACH SIGNATURE MUST BE GUARANTEED BY EITHER A BANK THAT IS A MEMBER OF THE FDIC, A TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL SECURITIES EXCHANGE OR OTHER ELIGIBLE GUARANTOR INSTITUTION. THE FUND WILL NOT ACCEPT GUARANTEES FROM NOTARIES PUBLIC. Guarantees must be signed by an authorized person at the guarantor institution, and the words "Signature Guaranteed" must appear with the signature. A redemption request will not be deemed to be properly received until the Fund receives all required documents in proper form.

When the Fund wires your redemption proceeds, the wire must be paid to the same bank and account as designated on the Fund's Account Application or in your written instructions to the Fund. If your bank is not a member of the Federal Reserve System, your redemption proceeds will be wired to a correspondent bank. Immediate notification by the correspondent bank to your bank will be necessary to avoid a delay in crediting the funds to your bank account.

BY TELEPHONE AND FACSIMILE: You may redeem shares by telephone or facsimile. Shareholders must check the appropriate box on the Account Application to activate facsimile and/or telephone redemption privileges. Shares may be redeemed by telephoning the Fund at 800.298.3442 (or sending a facsimile transmission to the Fund at 303.825.2575 and giving the account name, account number, personal identification number (PIN#), name of Fund and amount of redemption). Proceeds from redemptions will be wired directly to your account at a commercial bank within the United States.

In order to arrange for facsimile and/or telephone redemptions after you have opened your account, or to change the bank account or address designated to receive redemption proceeds, send a written request to the Fund at the address listed under "REGULAR REDEMPTIONS." The request must be signed by you with the signatures guaranteed as described above. The Trust may modify or terminate procedures for redeeming shares by telephone but will not materially change or terminate it without giving shareholders 60 days' written notice.

During periods of substantial economic or market change, telephone or facsimile redemptions may be difficult to complete. If you are unable to contact the Fund by telephone or facsimile, you may redeem your shares by mail as described above under "REGULAR REDEMPTIONS."

By electing the facsimile and/or telephone redemption option, you may be giving up a measure of security, which you might have had if you were to redeem in writing. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone or facsimile are genuine, such as recording telephone calls, providing written confirmation of transactions, or requiring a form of personal identification prior to acting on instructions received by telephone or facsimile. To the extent the Trust does not employ reasonable procedures, it and/or its service contractors may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Trust nor ALPS will be liable for following instructions communicated by telephone or facsimile that are reasonably believed to be genuine. Accordingly, you, as a result of this policy, may bear the risk of fraudulent telephone or facsimile redemption transactions.

EXCHANGE OF FUND SHARES You may sell your Fund shares and buy shares of the American Veterans U.S. Government Money Market Fund, U.S. Treasury Money Market Fund, Prime Money Market Fund, or other investment portfolios of the Trust, in exchange by written request. There are no fees or commissions for exchanging Fund shares. However, you must satisfy the minimum balance requirements of each Fund in which you are considering investing. If you have established the privilege on your Account Application, you may also initiate exchanges by telephone or facsimile. Exchange requests should be directed to the Fund at 800.298.3442.

Exchange transactions must be for amounts of $1,000 or more. Exchanges may have tax consequences, so you should consult your tax adviser for further information. The Fund into which you want to exchange must be registered for sale in your state. Prior to requesting an exchange of Fund shares you should call the Fund at 800.298.3442 to request a current prospectus for the Fund into which you want to exchange and you should read the prospectus carefully before investing.

During periods of significant economic or market change, telephone or facsimile exchanges may be difficult to complete. If you are unable to contact the Fund by telephone or facsimile, you may also mail the exchange request to the Fund at the address listed under "REGULAR REDEMPTIONS." Neither the Trust nor ALPS will be responsible for the authenticity of exchange instructions received by telephone or facsimile except as set forth under "HOW TO REDEEM FUND SHARES - BY TELEPHONE AND FACSIMILE."

The Trust can provide you with information concerning certain limitations on the exchange privilege, including those related to frequency. The Trust may modify or terminate the exchange privilege but will not materially change or terminate it without giving shareholders 60 days' written notice.

HOW ARE FUND SHARES VALUED? The price at which you buy, sell or exchange Fund shares is the share price or net asset value (NAV). The share price for the Fund is determined by adding the value of the Fund's investments, cash and other assets, deducting liabilities, and then dividing that value by the total number of the Fund's shares outstanding. The Fund normally calculates its NAV at 5:00 p.m. Eastern Time on each day the New York Stock Exchange is open for business (a "Business Day").

The Trustees have established procedures designed to maintain a stable net asset value of $1.00 per share, to the extent reasonably possible. More particularly, the Trustees have approved and adopted procedures under Rule 2a-7. Under guidelines of Rule 2a-7, the Fund uses the amortized cost method to value its portfolio securities. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period of maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

WHAT IS THE EFFECT OF FEDERAL INCOME TAX ON THIS INVESTMENT?

While municipal investors are generally exempt from Federal income taxes, each investor should independently ascertain its tax status. With respect to investors who are not exempt from Federal income taxes, dividends derived from net investment income and short term capital gains are taxable as ordinary income distributions and are taxable when paid, whether investors receive distributions in cash or reinvest them in additional shares, except that distributions declared in December and paid in January are taxable as if paid on December 31. The Fund will send to non-exempt investors an IRS Form 1099-DIV showing their taxable distributions for the past calendar year.

The Fund has qualified and intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). This qualification will relieve the Fund of liability for Federal income taxes to the extent its earnings are distributed in accordance with the Code and it meets other requirements for qualification as set forth in the Code.

The information above is only a summary of some of the federal tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to Federal taxes, investors may be subject to state or local taxes on their investment. Investors should consult their tax advisor to determine whether the Fund is suitable to their particular tax situation.

When investors sign their account application, they will be asked to certify that their social security or taxpayer identification number is correct, that they are not subject to backup withholding for failing to report income to the IRS, and that they are a U.S. person. If investors violate IRS regulations, the IRS can require the Fund to withhold a portion of taxable distributions and redemptions.

The Fund declares dividends from net investment income daily and pays such dividends monthly. The Fund intends to distribute substantially all of its net investment income and capital gains, if any, to shareholders each calendar year as well as on a fiscal year basis.

Since all of the Fund's net investment income is expected to be derived from earned interest, it is anticipated that all dividends paid by the Fund will be taxable as ordinary income to those shareholders who are not exempt from Federal income taxes, and that no part of any distribution will be eligible for the dividends received deduction for corporations.

PRIVACY POLICY

The Fund collects nonpublic personal information about its customers(1) from the following sources:

   - Account Applications and other forms, which may include a customer's name, address, social security number, and information about a customer's investment goals and risk tolerance;
   - Account History, including information about the transactions and balances in a customer's account; and
   - Correspondence, written, or telephonic, between a customer and the Fund or service providers to the Fund.

The Fund will not release information about its customers or their accounts unless one of the following conditions is met:

   -  Prior written consent is received.
   - The Fund believes the recipient to be the fund customer or the customer's authorized representative.
   -  The Fund is required by law to release information to the recipient.

The Fund does not give or sell information about its customers or their fund accounts to any other company, individual, or group.

The Fund will only use information about its customers and their accounts to attempt to better serve their investment needs or to suggest services or educational materials that may be of interest to them.

The Fund restricts access to nonpublic personal information about customers to those employees who need to know that information in order to provide products or services. The Fund may also share personal information with companies that it hires to provide support services. When the Fund shares personal information with service providers, it protects that personal information with a strict confidentiality agreement. The Fund also maintains physical, electronic and procedural safeguards that comply with federal standards to guard customers' nonpublic personal information.

The Fund will adhere to the policies and practices described in this notice for current and former shareholders of the Fund.

(1) For purposes of this notice, the terms "customer" or "customers" includes both shareholders of the Fund and individuals who provide nonpublic personal information to the Fund, but do not invest in Fund shares.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table below represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling the Fund at 800.298.3442.

Selected data for a share of beneficial interest outstanding throughout the period indicated:

                                                                 FOR THE YEAR ENDED APRIL 30,
                                              2003           2002           2001           2000           1999
                                           ----------------------------------------------------------------------
Net asset value, beginning of period       $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                           ----------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            0.01           0.03           0.06           0.05           0.05
                                           ----------------------------------------------------------------------

DISTRIBUTIONS
From net investment income                      (0.01)         (0.03)         (0.06)         (0.05)         (0.05)
                                           ----------------------------------------------------------------------
Net asset value, end of period             $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                           ----------------------------------------------------------------------
Total return                                     1.43%          2.87%          6.14%          5.27%          5.16%
                                           ======================================================================

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)            $  407,147     $  466,482     $  343,856     $  223,152     $  352,333
                                           ======================================================================

Ratio of expenses to average net assets          0.20%          0.20%          0.20%          0.20%          0.20%
                                           ======================================================================
Ratio of net investment income to
  average net assets                             1.42%          2.78%          5.96%          5.12%          5.01%
                                           ======================================================================
Ratio of expenses to average net assets
  without fee waivers                            0.21%          0.21%          0.21%          0.22%          0.24%
                                           ======================================================================
Ratio of net investment income to
  average net assets without fee waivers         1.41%          2.77%          5.95%          5.10%          4.96%
                                           ======================================================================

ADDITIONAL INFORMATION ABOUT THE FUND

You can request other information, including a statement of additional information, annual report, or semi-annual report, free of charge, by contacting ALPS at 800.298.3442 or writing to ALPS at 1625 Broadway, Suite 2200, Denver, Colorado, 80202.

The statement of additional information provides detailed information about the Fund and is incorporated into this prospectus by reference, which means that it is legally part of the prospectus. You may review and copy, upon payment of a duplicating fee, the Fund's statement of additional information, at the SEC's Public Reference Room in Washington, D.C. You also can obtain this information, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C., 20549-0102. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The SEC also maintains a Web site located at http://www.sec.gov that contains the SAI, material incorporated herein by reference, and other information regarding the Fund. For more information about the operation of the Public Reference Room, please call the SEC at 202.942.8090.

                         FINANCIAL INVESTORS TRUST FUNDS

   -  Are NOT insured by the FDIC, a bank or any agency of the U.S. Government.
   -  Are NOT bank deposits or other obligations of or guaranteed by a bank.
   - Involve investment risks, including the possible loss of the principal amount invested.


[ALPS DISTRIBUTORS, INC. LOGO]
SPONSOR AND DISTRIBUTOR

                                       Investment Company Act File No. 811-08194

[FINANCIAL INVESTORS TRUST LOGO]


                        U.S. GOVERNMENT MONEY MARKET FUND
                                    CLASS II


PROSPECTUS
AUGUST 28, 2003


AS WITH OTHER MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THIS FUND'S SHARES OR DETERMINED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

                                TABLE OF CONTENTS

                                                                            PAGE
Investment Objective and Principal Risks                                       1

Performance                                                                    2

Fees and Expenses of the Fund                                                  3

Who Manages the Fund?                                                          4

How Do I Invest in the Fund?                                                   5

Distribution Plan                                                             10

Privacy Policy                                                                11

Financial Highlights                                                          12

Additional Information About the Fund                                 Back Cover

No person has been authorized to give any information or to make any representation that is not contained in this Prospectus, or in the Statement of Additional Information ("SAI") that is incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon. Also, this Prospectus does not constitute an offering by the Trust or its Distributor in any jurisdiction where such an offering would not be lawful.

INVESTMENT OBJECTIVE AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE -- The investment objective of the U.S. Government Money Market Fund (the "Fund") is to seek as high a level of current income as is consistent with preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES -- The Fund invests exclusively in obligations issued or guaranteed as to principal and interest by the U.S. government and repurchase agreements collateralized to 102% by U.S. Treasury obligations and other direct obligations of the U.S. government or its agencies. The Fund may also invest in mortgage related securities issued by various government agencies, such as the Government National Mortgage Association, and government related organizations, such as the Federal National Mortgage Association. The Fund will provide 60 days notice to shareholders if it decides to change its principal investment strategies. The Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less and seeks to maintain its net asset value per share at $1.00 for purposes of purchases and redemptions.

The Fund has obtained a money market fund rating of AAAm from Standard & Poor's(R) (S&P). The AAAm rating indicates that the Fund's safety is good and it has a sound capacity to maintain principal value and limit exposure to loss. To obtain such rating the Fund may be required to adopt additional investment restrictions, including stricter limitations on credit quality and maturities than are followed by other money market funds. These additional restrictions could affect the Fund's performance. To maintain its rating, the Fund follows the most current criteria of S&P. If S&P changes or adds other requirements or criteria, the Fund may be required to adopt additional strategies or policies to maintain this rating.

PRINCIPAL INVESTMENT RISKS -- An investment in the Fund is subject to the following principal risks:

- INTEREST RATE RISK. When interest rates change, the value of the Fund's holdings will be affected. An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values.

                                   FUND FACTS

GOAL: To provide investors with a high level of current income while seeking to preserve principal.

PRINCIPAL INVESTMENTS:

-  U.S. Government Obligations
-  Repurchase Agreements
-  Asset-Backed and Mortgage-Related Securities

INVESTMENT ADVISER (THE "ADVISER"):

-  SSgA Funds Management, Inc. ("SSgA FM")

DISTRIBUTOR:

-  ALPS Distributors, Inc. ("ADI")

- PREPAYMENT RISK. This investment risk is primarily associated with mortgage-backed securities. During a period of declining interest rates, homeowners may refinance their high- rate mortgages and prepay the principal. Cash from these prepayments flows through the mortgage-backed securities, necessitating reinvestment in bonds with lower interest rates, which may lower the return of the Fund.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

FOR MORE INFORMATION ABOUT THE RISK FACTORS IDENTIFIED ABOVE, AND OTHER RISKS ASSOCIATED WITH INVESTING IN THE FUND, PLEASE SEE THE SAI.

SHOULD I INVEST IN THE U.S. GOVERNMENT MONEY MARKET FUND?
Class II shares of the Fund are primarily intended for municipal investors, including municipalities, counties, and state agencies, as well as institutional investors such as broker/dealers, corporations, investment advisers, credit unions, banks, and other financial institutions.

PERFORMANCE

The following bar chart and performance table provide some indication of the risks of investing by illustrating the changes in the Fund's performance from year to year. Returns are based on past results and are not an indication of future performance.

[CHART]

                            YEAR-BY-YEAR TOTAL RETURN

12/31/95        5.93%
12/31/96        5.08%
12/31/97        5.44%
12/31/98        5.39%
12/31/99        4.95%
12/31/00        6.22%
12/31/01        4.06%
12/31/02        1.65%

During the periods shown in the chart for the Fund, the highest return for a quarter was 1.62% (quarter ending June 30, 1995), and the lowest return for a quarter was 0.36% (quarter ending December 31, 2002). The Fund's year-to-date return for the period ended June 30, 2003, was 0.56%.

The returns in the preceding bar chart and in the following table are for Class I of the Fund, which is not offered in this prospectus. Class I and II would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses. Information for Class II shares is not provided since it has not been in existence for one full calendar year. Once Class II has been in existence for one full calendar year, the performance of Class II shares will be included in the preceding chart and in the following table.

                          AVERAGE ANNUAL TOTAL RETURNS

                    (FOR THE PERIOD ENDED DECEMBER 31, 2002)

                                   INCEPTION          1           5         SINCE
                                     DATE           YEAR        YEAR      INCEPTION
U.S. GOVERNMENT MONEY
 MARKET FUND - CLASS I           JUNE 7, 1994       1.65%       4.44%       4.77%

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you pay if you buy and hold Class II shares of the Fund.

          SHAREHOLDER FEES
          (fees paid directly from your investment)

          Maximum Sales Load                                   None
          Maximum Deferred Sales Charge                        None
          Redemption Fee                                       None
          Exchange Fee                                         None

          ANNUAL FUND OPERATING EXPENSES
          (expenses that are deducted from Fund assets)

          Management Fees                                     0.105%*
          Distribution (12b-1) Fees                           0.250%
          Other Expenses                                      0.172%**
          Total Annual Fund Operating Expenses                0.527%
          Fee Waiver                                         (0.077)%**
          Net Annual Fund Operating Expenses                  0.450%

           *The table above has been restated to reflect current management fees for SSgA Funds Management, Inc. ("SSgA FM"). **The amount for "Other Expenses" includes administration fees payable to ALPS Mutual Funds Services, Inc. ("ALPS"). ALPS has contractually agreed to waive a portion of the administration fees that it is entitled to receive, and/or assume a portion of Fund expenses until at least April 30, 2004. As a result, net annual operating expenses for the Fund will be no more than 0.45%. In addition, SSgA FM has voluntarily agreed to waive a portion of their advisory fee for the Fund until assets for that Fund reach $1 billion.

EXAMPLE -- The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that the Fund returns 5% each year and that the Fund's operating expenses remain the same. After one year, the example does not take into consideration ALPS' agreement to waive fees. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                         ONE        THREE       FIVE         TEN
                                        YEAR        YEARS       YEARS       YEARS
U.S. GOVERNMENT MONEY
MARKET FUND- CLASS II                    $ 46       $ 161       $ 287       $ 654

WHO MANAGES THE FUND?

SSgA Funds Management, Inc. ("SSgA FM"), located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as Investment Adviser to the Fund. At the December 17, 2002, meeting of the Board of Trustees, the Trustees approved an interim Investment Advisory Agreement with SSgA FM. Thus, effective January 13, 2003, SSgA FM replaced General Electric Asset Management, Inc. ("GEAM"), as the interim investment adviser to the Fund. At a special meeting on June 9, 2003, shareholders of the Fund approved an Investment Advisory and Management Agreement between Financial Investors Trust (the "Trust") and SSgA FM, naming SSgA FM as Adviser to the Fund, effective June 10, 2003.

SSgA FM is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation ("State Street"), a publicly held bank holding company. As of June 30, 2003, SSgA FM had over $77.8 billion in assets under management. SSgA FM, and any other advisory affiliates of State Street comprise State Street Global Advisors ("SSgA"), the investment management arm of State Street. With approximately $901 billion in assets as of June 30, 2003, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East.

During the period of the Investment Advisory and Management Agreement, the Funds will be managed by a team of investment professionals. SSgA FM uses a team approach to create an environment that encourages the flow of investment ideas.

Pursuant to the Investment Advisory and Management Agreement, the Adviser has agreed to provide a continuous investment program for the Fund, including investment research and management with respect to the assets of the Fund. SSgA FM is entitled to receive management fees of 0.105%. SSgA FM has voluntarily agreed to waive a portion of their advisory fee to 0.07% for the Fund until assets for that Fund reach $1 billion dollars. Prior to June 10, 2003, SSgA FM was entitled to receive management fees of 0.04% on the first $500 million of average net assets of the Fund, 0.06% on the next $500 million and 0.08% on average net assets in excess of $1 billion. During the fiscal year ended April 30, 2003, the Fund paid GEAM 0.03% and SSgA FM 0.01% of average net assets of the Fund in advisory fees.

ADMINISTRATIVE SERVICES AGREEMENT. Financial Investors Trust (the "Trust") has entered into an administrative services agreement with ALPS. Under the administrative services agreement, ALPS provides the Fund with certain administrative and clerical services and generally assists in the operation of the Fund. In addition, under the administrative services agreement ALPS also, among other things, performs fund accounting and transfer agency services, and pays the costs of the Fund's custodian and external auditors. Pursuant to the administrative services agreement, ALPS is entitled to receive a fee from the Fund that is computed daily and paid monthly at the following annual rates: the greater of $360,000 or 0.16% of average daily net assets of the Fund up to $500 million; 0.14% of average daily net assets of the Fund in excess of $500 million up to $1 billion; and 0.12% of the average daily net assets of the Fund that exceed $1 billion.

ALPS has contractually agreed to waive a portion of the administration fees that it is entitled to receive from the Fund and to assume a portion of fund expenses, to the extent necessary for Class II of the Fund to maintain an expense ratio that does not exceed 0.45% of average net assets, until at least April 30, 2004.

HOW DO I INVEST IN THE FUND?

HOW ARE INVESTMENTS MADE? As described below, shares of the Fund may be purchased through ALPS. Shares of the Fund may be purchased using the Federal Reserve Wire System ("Federal Funds") or by check. Your check must be payable in U.S. dollars to the Fund and be drawn on a bank located within the United States.

Federal Funds should be wired to:

        State Street Bank & Trust Co.
        ABA# 011000028
        U.S. Government Money Market Fund, Class II
        Credit DDA# 22404081
        (Account Registration)
        (Account Number)

Orders for the purchase of shares will be executed at the net asset value per share next determined after an order has been received in good form. All funds received are invested in full and fractional shares of the Fund. ALPS serves as the Fund's

Transfer Agent and ALPS maintains records of each shareholder's holdings of Fund shares. The Fund reserves the right to reject any purchase.

An initial investment in the Fund must be preceded or accompanied by a completed, signed application. Your completed application should be forwarded to:

         Financial Investors Trust
         PMB Box 609
         303 16th Street, Suite 016
         Denver, Colorado 80202-5657

Orders for the purchase of shares will be executed at the net asset value per share (the "public offering price") next determined after an order has been received by the Fund in the proper form. If your purchase order is received in proper order by the Fund by 4:30 p.m. Eastern time, your order will be executed that day.

MINIMUM PURCHASE AND ACCOUNT BALANCE REQUIREMENTS -- The minimum initial investment in the Fund is $25,000 and additional investments may be made in any amount. The minimum purchase requirements do not apply to reinvested dividends. If your account balance falls below $5,000 due to redemptions or exchanges, your account may be closed. In the event that your account is closed, the Fund will wire the proceeds to the bank account of record, or issue a check to the shareholder of record. The Fund will notify you when your account balance has fallen below $5,000 and you will be given 30 days to increase your investment above that amount.

HOW TO REDEEM FUND SHARES You may redeem all or any part of the value of your account(s) on any Business Day (as defined in the section entitled "How Are Fund Shares Valued?"). You may redeem by mail, telephone or facsimile if you have established those options with the Fund. Redemption orders are processed at the net asset value per share next determined after the Fund receives your order. If the Fund receives your redemption order before 4:30 p.m. Eastern time on a Business Day, the Fund will generally send payment for your redeemed shares on that day. Otherwise, the Fund will generally send payment for your redeemed shares on the next Business Day. The Fund reserves the right to pay for redeemed shares within seven days after receiving your redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect the Fund.

REGULAR REDEMPTIONS: You may redeem shares by sending a written request to Financial Investors Trust, PMB Box 609, 303 16th Street, Suite 016, Denver, Colorado, 80202-5657. You must sign a redemption request. Your written redemption request must:

(i)  state the number of shares to be redeemed; and
(ii) identify your shareholder account number.

EACH SIGNATURE MUST BE GUARANTEED BY EITHER A BANK THAT IS A MEMBER OF THE FDIC, A TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL SECURITIES EXCHANGE OR OTHER ELIGIBLE GUARANTOR INSTITUTION. THE FUND WILL NOT ACCEPT GUARANTEES FROM NOTARIES PUBLIC. Guarantees must be signed by an authorized person at the guarantor institution, and the words "Signature Guaranteed" must appear with the signature. A redemption request will not be deemed to be properly received until the Fund receives all required documents in proper form.

When the Fund wires your redemption proceeds, the wire must be paid to the same bank and account as designated on the Fund's account application or in your written instructions to the Fund. If your bank is not a member of the Federal Reserve System, your redemption proceeds will be wired to a correspondent bank. Immediate notification by the correspondent bank to your bank will be necessary to avoid a delay in crediting the funds to your bank account.

BY TELEPHONE AND FACSIMILE: You may redeem shares by telephone or facsimile. Shareholders must check the appropriate box on the Account Application to activate facsimile and/or telephone redemption privileges. Shares may be redeemed by telephoning the Fund at 800.298.3442 (or sending a facsimile transmission to the Fund at 303.825.2575 and giving the account name, account number, personal identification number (PIN#), name of Fund and amount of redemption). Proceeds from redemptions will be wired directly to your account at a commercial bank within the United States.

In order to arrange for facsimile and/or telephone redemptions after you have opened your account, or to change the bank account or address designated to receive redemption proceeds, send a written request to the Fund at the address listed under "REGULAR REDEMPTIONS." The request must be signed by you with the signatures guaranteed as described above. The Trust may modify or terminate procedures for redeeming shares by telephone but will not materially change or terminate it without giving shareholders 60 days' written notice.

During periods of substantial economic or market change, telephone or facsimile redemptions may be difficult to complete. If you are unable to contact the Fund by telephone or facsimile, you may redeem your shares by mail as described above under "REGULAR REDEMPTIONS."

By electing the facsimile and/or telephone redemption option, you may be giving up a measure of security, which you might have had if you were to redeem in writing. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone or facsimile are genuine, such as recording telephone calls, providing written confirmation of transactions, or requiring a form of personal identification prior to acting on instructions received by telephone or facsimile. To the extent the Trust does not employ reasonable procedures, it and/or its service contractors may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Trust nor ALPS will be liable for following instructions communicated by telephone or facsimile that are reasonably believed to be genuine. Accordingly, you, as a result of this policy, may bear the risk of fraudulent telephone or facsimile redemption transactions.

EXCHANGE OF FUND SHARES You may sell your Fund shares and buy shares of the U.S. Treasury Money Market Fund, American Veterans U.S. Government Money Market, and Prime Money Market Fund, or other investment portfolios of the Trust, in exchange by written request. There are no fees or commissions for exchanging Fund shares. However, you must satisfy the minimum balance requirements of each Fund in which you are considering investing. If you have established the privilege on your account application, you may also initiate exchanges by telephone or facsimile. Exchange requests should be directed to the Fund at 800.298.3442.

Exchange transactions must be for amounts of $1,000 or more. Exchanges may have tax consequences, so you should consult your tax adviser for further information. The Fund into which you want to exchange must be registered for sale in your state. Prior to requesting an exchange of Fund shares you should call the Fund at 800.298.3442 to request a current prospectus for the Fund into which you want to exchange and you should read the prospectus carefully before investing.

During periods of significant economic or market change, telephone or facsimile exchanges may be difficult to complete. If you are unable to contact the Fund by telephone or facsimile, you may also mail the exchange request to the Fund at the address listed under "REGULAR REDEMPTIONS." Neither the Trust nor ALPS will be responsible for the authenticity of exchange instructions received by telephone or facsimile except as set forth under "HOW TO REDEEM FUND SHARES - BY TELEPHONE AND FACSIMILE."

The Trust can provide you with information concerning certain limitations on the exchange privilege, including those related to frequency. The Trust may modify or terminate the exchange privilege but will not materially change or terminate it without giving shareholders 60 days' written notice.

HOW ARE FUND SHARES VALUED? The price at which you buy, sell or exchange Fund shares is the share price or net asset value (NAV). The share price for the Fund is determined by adding the value of the Fund's investments, cash and other assets, deducting liabilities, and then dividing that value by the total number of the Fund's shares outstanding. The Fund normally calculates its NAV at 5:00 p.m. Eastern time, on each day the New York Stock Exchange is open for business (a "Business Day").

The Trustees have established procedures designed to maintain a stable net asset value of $1.00 per share, to the extent reasonably possible. More particularly, the Trustees have approved and adopted procedures under Rule 2a-7. Under guidelines of Rule 2a-7, the Fund uses the amortized cost method to value its portfolio securities. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period of maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

WHAT IS THE EFFECT OF FEDERAL INCOME TAX ON THIS INVESTMENT?
While municipal investors are generally exempt from federal income taxes, each investor should independently ascertain its tax status. With respect to investors who are not exempt from federal income taxes, dividends derived from net investment income and short term capital gains are taxable as ordinary income distributions and are taxable when paid, whether investors receive distributions in cash or reinvest them in additional shares, except that distributions declared in December and paid in January are taxable as if paid on December 31. The Fund will send to non-exempt investors an IRS Form 1099-DIV showing their taxable distributions for the past calendar year.

The Fund has qualified and intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). This qualification will relieve the Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the Code and it meets other requirements for qualification as set forth in the Code.

The information above is only a summary of some of the federal tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal taxes, investors may be subject to state or local taxes on their investment. Investors should consult their tax advisor to determine whether the Fund is suitable to their particular tax situation.

When investors sign their account application, they will be asked to certify that their social security or taxpayer identification number is correct, that they are not subject to backup withholding for failing to report income to the IRS, and that they are a U.S. person. If investors violate IRS regulations, the IRS can require the Fund to withhold a portion of taxable distributions and redemptions.

The Fund declares dividends from net investment income daily and pays such dividends monthly. The Fund intends to distribute substantially all of its net investment income and capital gains, if any, to shareholders each calendar year as well as on a fiscal year basis.

Since all of the Fund's net investment income is expected to be derived from earned interest, it is anticipated that all dividends paid by the Fund will be taxable as ordinary income to those shareholders who are not exempt from federal income taxes, and that no part of any distribution will be eligible for the dividends received deduction for corporations.

DISTRIBUTION PLAN

The Trustees have adopted a distribution plan on behalf of Class II of the Fund pursuant to Rule 12b-1 (the "Rule") under the 1940 Act. The distribution plan provides for payment of a fee to ADI at the annual rate of up to 0.25% of the average net assets of Class II for distribution-related services. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The aforementioned services include, but are not limited to the following: formulation and implementation of marketing and promotional activities, such as mail promotions and television, radio, newspaper, magazine and other mass media advertising; preparation, printing and distribution of sales literature; preparation, printing and distribution of prospectuses and reports to recipients other than existing shareholders; obtaining such information, analysis and reports with respect to marketing and promotional activities as ADI may, from time to time, deem advisable; making payments to securities dealers and others engaged in the sales of Class II shares of the Fund; and providing training, marketing and support to such dealers and others with respect to the sale of Class II shares of the Fund. The distribution fee is an expense of Class II in addition to the management fee, and administration fee, and will reduce the net income and total return of that Class.

PRIVACY POLICY

The Fund collects nonpublic personal information about its customers1 from the following sources:

  - Account Applications and other forms, which may include a customer's name, address, social security number, and information about a customer's investment goals and risk tolerance;
  - Account History, including information about the transactions and balances in a customer's account; and
  - Correspondence, written, or telephonic, between a customer and the Fund or service providers to the Fund.

The Fund will not release information about its customers or their accounts unless one of the following conditions is met:

  -  Prior written consent is received.
  - The Fund believes the recipient to be the fund customer or the customer's authorized representative.
  -  The Fund is required by law to release information to the recipient.

The Fund does not give or sell information about its customers or their fund accounts to any other company, individual, or group.

The Fund will only use information about its customers and their accounts to attempt to better serve their investment needs or to suggest services or educational materials that may be of interest to them.

The Fund restricts access to nonpublic personal information about customers to those employees who need to know that information in order to provide products or services. The Fund may also share personal information with companies that it hires to provide support services. When the Fund shares personal information with service providers, it protects that personal information with a strict confidentiality agreement. The Fund also maintains physical, electronic and procedural safeguards that comply with federal standards to guard customers' nonpublic personal information.

The Fund will adhere to the policies and practices described in this notice for current and former shareholders of the Fund.

(1) For purposes of this notice, the terms "customer" or "customers" includes both shareholders of the Fund and individuals who provide nonpublic personal information to the Fund, but do not invest in Fund shares.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance since the inception of Class II shares. Certain information reflects financial results for a single Fund share. The total returns in the table below represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling the Fund at 800.298.3442.

Selected data for a share of beneficial interest outstanding throughout the period indicated:

                                                        FOR THE PERIOD ENDED
                                                          APRIL 30, 2003(1)
                                                      -------------------------
Net asset value, beginning of period                         $  1.00
                                                      -------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                           0.01
                                                      -------------------------
DISTRIBUTIONS
From net investment income                                     (0.01)
                                                      -------------------------
Net asset value, end of period                               $  1.00
                                                      -------------------------
Total return                                                    1.03%
                                                      =========================

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                              $ 2,164
                                                      =========================
Ratio of expenses to average net assets                         0.45%(2)
                                                      =========================
Ratio of net investment income to
 average net assets                                             0.92%(2)
                                                      =========================
Ratio of expenses to average net assets
 without fee waivers                                            0.46%(2)
                                                      =========================
Ratio of net investment income to
 average net assets without fee waivers                         0.91%(2)
                                                      =========================

(1) Class II commenced operations on June 18, 2002.
(2) Annualized.

ADDITIONAL INFORMATION ABOUT THE FUND

You can request other information, including a statement of additional information, annual report, or semi-annual report, free of charge, by contacting ALPS at 800.298.3442 or writing to ALPS at 1625 Broadway, Suite 2200, Denver, Colorado, 80202.

The statement of additional information provides detailed information about the Fund and is incorporated into this prospectus by reference, which means that it is legally part of the prospectus. You may review and copy, upon payment of a duplicating fee, the Fund's statement of additional information, at the SEC's Public Reference Room in Washington, D.C. You also can obtain this information, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C., 20549-0102. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The SEC also maintains a Web site located at http://www.sec.gov that contains the SAI, material incorporated herein by reference, and other information regarding the Fund. For more information about the operation of the Public Reference Room, please call the SEC at 202.942.8090.

                         FINANCIAL INVESTORS TRUST FUNDS

-  Are NOT insured by the FDIC, a bank or any agency of the U.S. government.
-  Are NOT bank deposits or other obligations of or guaranteed by a bank.
- Involve investment risks, including the possible loss of the principal amount invested.

[ALPS DISTRIBUTORS, INC. LOGO]
SPONSOR AND DISTRIBUTOR

                                       Investment Company Act File No. 811-08194

[FINANCIAL INVESTORS TRUST LOGO]


                             PRIME MONEY MARKET FUND
                                     CLASS I


PROSPECTUS
AUGUST 28, 2003


AS WITH OTHER MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THIS FUND'S SHARES OR DETERMINED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

                                TABLE OF CONTENTS

                                                                            PAGE
Investment Objective and Principal Risks                                       1

Performance                                                                    3

Fees and Expenses of the Fund                                                  4

Who Manages the Fund?                                                          5

How Do I Invest in the Fund?                                                   6

Privacy Policy                                                                12

Financial Highlights                                                          13

Additional Information About the Fund                                 Back Cover

No person has been authorized to give any information or to make any representation that is not contained in this Prospectus, or in the Statement of Additional Information ("SAI") that is incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon. Also, this Prospectus does not constitute an offering by the Trust or its Distributor in any jurisdiction where such an offering would not be lawful.

INVESTMENT OBJECTIVE AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE -- The investment objective of the Prime Money Market Fund (the "Fund") is to seek as high a level of current income as is consistent with preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES -- In seeking to achieve its investment objective, the Fund's investments include, but are not limited to, the following U.S. dollar denominated, short-term money market instruments: (1) U.S. Government Obligations, including stripped U.S. Government Obligations; (2) debt obligations of corporations, banks, savings and loan institutions, insurance companies and mortgage bankers; (3) commercial paper, including those with floating or variable rates of interest; (4) foreign bank obligations; (5) repurchase agreements; and (6) asset-backed and mortgage-related securities. In any event, however, the Fund will only invest in those securities that the Adviser, under the direction of the Board of Trustees of Financial Investors Trust (the "Board"), determines present minimal credit risk and that the Adviser determines are "eligible securities." Eligible securities are those securities that are rated in one of the two highest categories by a National Recognized Statistical Rating Organization ("NRSRO") or, if the security is unrated, the Adviser has determined that the security is comparable to similarly rated securities. Only these types of securities are considered "prime" by the Adviser. The Fund's average weighted maturity will not exceed 90 days, and its yield will fluctuate with changes in short-term interest rates. Also, the securities held by the Fund will, at the time of purchase, have remaining maturities of 13 months or less.

The Fund has obtained a money market fund rating of AAAm from Standard & Poor's(R) (S&P). The AAAm rating indicates that the Fund's safety is good and it has a sound capacity to maintain principal value and limit exposure to loss. To obtain such rating the Fund may be required to adopt additional investment restrictions, including stricter limitations on credit quality and maturities than are followed by other money market funds. These additional restrictions could affect the Fund's performance. To maintain its rating, the Fund follows the most current

                                   FUND FACTS

GOAL: To provide investors with a high level of current income while seeking to preserve principal.

PRINCIPAL INVESTMENTS:

-  U.S. Government Obligations
-  Corporate Debt Obligations
-  Commercial Paper
-  Foreign Bank Obligations
-  Repurchase Agreements
-  Asset-Backed and Mortgage-Related Securities

INVESTMENT ADVISER (THE "ADVISER"):

-  SSgA Funds Management, Inc. ("SSgA FM")

DISTRIBUTOR:

-  ALPS Distributors, Inc. ("ADI")
criteria of S&P. If S&P changes or adds other requirements or criteria, the Fund may be required to adopt additional strategies or policies to maintain this rating.

PRINCIPAL INVESTMENT RISKS -- An investment in the Fund is subject to the following principal risks:

- INTEREST RATE RISK. When interest rates change, the value of the Fund's holdings will be affected. An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values.

- CREDIT RISK. The value of the debt securities held by the Fund fluctuates with the credit quality of the issuers of those securities. Credit risk relates to the ability of the issuer to make payments of principal and interest when due, including default risk.

- PREPAYMENT RISK. This investment risk is primarily associated with mortgage-backed securities. During a period of declining interest rates, homeowners may refinance their high-rate mortgages and prepay the principal. Cash from these prepayments flows through the mortgage-backed securities, necessitating reinvestment in bonds with lower interest rates, which may lower the return of the Fund.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

FOR MORE INFORMATION ABOUT THE RISK FACTORS IDENTIFIED ABOVE, AND OTHER RISKS ASSOCIATED WITH INVESTING IN THE FUND, PLEASE SEE THE SAI.

SHOULD I INVEST IN THE PRIME MONEY MARKET FUND? The Class I shares of the Fund are primarily intended for municipal investors, including municipalities, counties, and state agencies, as well as institutional investors such as broker/dealers, corporations, investment advisers, credit unions, banks, and other financial institutions.

PERFORMANCE

The following bar chart and performance table provide some indication of the risks of investing in the Fund by illustrating the changes in the Fund's performance from year to year. Returns are based on past results and are not an indication of future performance.

[CHART]

                            YEAR-BY-YEAR TOTAL RETURN

12/31/99        5.08%
12/31/00        5.75%
12/31/01        4.09%
12/31/02        1.65%

During the periods shown in the chart for the Fund, the highest return for a quarter was 1.63% (quarter ending December 31, 2000), and the lowest return for a quarter was 0.36% (quarter ending December 31, 2002). The Fund's year-to-date return for the period ended June 30, 2003, was 0.56%.

                          AVERAGE ANNUAL TOTAL RETURNS

                    (FOR THE PERIOD ENDED DECEMBER 31, 2002)

                                              INCEPTION               1             SINCE
                                                DATE                YEAR          INCEPTION
PRIME MONEY MARKET FUND - CLASS I          DECEMBER 10, 1998        1.65%           4.15%

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you pay if you buy and hold shares of the Fund.

          SHAREHOLDER FEES
          (fees paid directly from your investment)

          Maximum Sales Load                                   None
          Maximum Deferred Sales Charge                        None
          Redemption Fee                                       None
          Exchange Fee                                         None

          ANNUAL FUND OPERATING EXPENSES
          (expenses that are deducted from Fund assets)

          Management Fees                                     0.105%*
          Distribution (12b-1) Fees                            None
          Other Expenses                                      0.215%**
          Total Annual Fund Operating Expenses                0.320%
          Fee Waiver                                         (0.120)%**
          Net Annual Fund Operating Expenses                  0.200%

           *The table above has been restated to reflect current management fees for SSgA Funds Management, Inc. ("SSgA FM"). **The amount for "Other Expenses" includes administration fees payable to ALPS Mutual Funds Services, Inc. ("ALPS"). ALPS has contractually agreed to waive a portion of the administration fees that it is entitled to receive, and/or assume a portion of Fund expenses, until at least April 30, 2004. As a result, net annual operating expenses for the Fund will be no more than 0.20%. In addition, SSgA FM has voluntarily agreed to waive a portion of their advisory fee for the Fund until assets for that Fund reach $1 billion.

EXAMPLE -- The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that the Fund returns 5% each year and that the Fund's operating expenses remain the same. After one year, the example does not take into consideration ALPS' agreement to waive fees. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                         ONE             THREE         FIVE           TEN
                                        YEAR             YEARS         YEARS         YEARS
PRIME MONEY MARKET FUND -
CLASS I                                 $ 20              $ 91         $ 168         $ 394

WHO MANAGES THE FUND?

SSgA Funds Management, Inc. ("SSgA FM"), located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as Investment Adviser to the Fund. At the December 17, 2002, meeting of the Board of Trustees, the Trustees approved an interim Investment Advisory Agreement with SSgA FM. Thus, effective January 13, 2003, SSgA FM replaced General Electric Asset Management, Inc. ("GEAM"), as the interim investment adviser to the Fund. At a special meeting on June 9, 2003, shareholders of the Fund approved an Investment Advisory and Management Agreement between Financial Investors Trust (the "Trust") and SSgA FM, naming SSgA FM as Adviser to the Fund, effective June 10, 2003.

SSgA FM is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation ("State Street"), a publicly held bank holding company. As of June 30, 2003, SSgA FM had over $77.8 billion in assets under management. SSgA FM, and any other advisory affiliates of State Street comprise State Street Global Advisors ("SSgA"), the investment management arm of State Street. With approximately $901 billion in assets as of June 30, 2003, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East.

During the period of the Investment Advisory and Management Agreement, the Funds will be managed by a team of investment professionals. SSgA FM uses a team approach to create an environment that encourages the flow of investment ideas.

Pursuant to the Investment Advisory and Management Agreement, the Adviser has agreed to provide a continuous investment program for the Fund, including investment research and management with respect to the assets of the Fund. SSgA FM is entitled to receive management fees of 0.105%. SSgA FM has voluntarily agreed to waive a portion of their advisory fee to 0.07% for the Fund until assets for that Fund reach $1 billion dollars. Prior to June 10, 2003, SSgA FM was entitled to receive management fees of 0.04% on the first $500 million of average net assets of the Fund, 0.06% on the next $500 million and 0.08% on average net assets in excess of $1 billion. During the fiscal year ended April 30, 2003, the Fund paid GEAM 0.03% and SSgA FM 0.01% of average net assets of the Fund in advisory fees.

ADMINISTRATIVE SERVICES AGREEMENT. Financial Investors Trust (the "Trust") has entered into an administrative services agreement with ALPS. Under the administrative services agreement, ALPS provides the Fund with certain administrative and clerical services and generally assists in the operation of the Fund. In addition, under the administrative services agreement ALPS also, among other things, performs fund accounting and transfer agency services, and pays the costs of the Fund's custodian and external auditors. Pursuant to the administrative services agreement, ALPS is entitled to receive a fee from the Fund that is computed daily and paid monthly at the following annual rates: the greater of $360,000 or 0.16% of average daily net assets of the Fund up to $500 million; 0.14% of average daily net assets of the Fund in excess of $500 million up to $1 billion; and 0.12% of the average daily net assets of the Fund that exceed $1 billion.

ALPS has contractually agreed to waive a portion of the administration fees that it is entitled to receive from the Fund, and to assume a portion of fund expenses, to the extent necessary for Class I of the Fund to maintain an expense ratio that does not exceed 0.20% of average net assets, until at least April 30, 2004.

HOW DO I INVEST IN THE FUND?

HOW ARE INVESTMENTS MADE? As described below, shares of the Fund may be purchased through ALPS. Shares of the Fund may be purchased using the Federal Reserve Wire System ("Federal Funds") or by check. Your check must be payable in U.S. dollars to the Fund and be drawn on a bank located within the U.S.

         State Street Bank & Trust Co.
         ABA# 011000028
         Prime Money Market Fund-Class I
         Credit DDA# 22404081
         (Account Registration)
         (Account Number)

Orders for the purchase of shares will be executed at the net asset value per share next determined after an order has been received in good form. All funds received are invested in full and fractional shares of the Fund. ALPS serves as the Fund's Transfer Agent and ALPS maintains records of each shareholder's holdings of Fund shares. The Fund reserves the right to reject any purchase.

An initial investment in the Fund must be preceded or accompanied by a completed, signed application. Your completed application should be forwarded to:

         Financial Investors Trust
         PMB Box 609
         303 16th Street, Suite 016
         Denver, CO 80202-5657

Orders for the purchase of shares will be executed at the net asset value per share (the "public offering price") next determined after an order has been received by the Fund in the proper form. If your purchase order is received in proper order by the Fund by 4:30 p.m. Eastern Time, your order will be executed that day.

MINIMUM PURCHASE AND ACCOUNT BALANCE REQUIREMENTS -- The minimum initial investment in the Fund is $500,000 and additional investments may be made in any amount. The minimum purchase requirements do not apply to reinvested dividends. If your account balance falls below $125,000 due to redemptions or exchanges, your account may be closed. In the event that your account is closed, the Fund will wire the proceeds to the bank account of record, or issue a check to the shareholder of record. The Fund will notify you when your account balance has fallen below $125,000 and you will be given 30 days to increase your investment above that amount.

HOW TO REDEEM FUND SHARES: You may redeem all or any part of the value of your account(s) on any Business Day (as defined in the section entitled "How Are Fund Shares Valued?"). You may redeem by mail, telephone or facsimile if you have established those options with the Fund. Redemption orders are processed at the net asset value per share next determined after the Fund receives your order. If the Fund receives your redemption order before 4:30 p.m. Eastern Time on a Business Day, the Fund will generally send payment for your redeemed shares on that day. Otherwise, the Fund will generally send payment for your redeemed shares on the next Business Day. The Fund reserves the right to pay for redeemed shares within seven days after receiving your redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect the Fund.

REGULAR REDEMPTIONS: You may redeem shares by sending a written request to Financial Investors Trust, PMB Box 609, 303 16th Street, Suite 016, Denver, CO 80202-5657. You must sign a redemption request. Your written redemption request must:

(i)  state the number of shares to be redeemed; and
(ii) identify your shareholder account number.

EACH SIGNATURE MUST BE GUARANTEED BY EITHER A BANK THAT IS A MEMBER OF THE FDIC, A TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL SECURITIES EXCHANGE OR OTHER ELIGIBLE GUARANTOR INSTITUTION. THE FUND WILL NOT ACCEPT GUARANTEES FROM NOTARIES PUBLIC. Guarantees must be signed by an authorized person at the guarantor institution, and the words "Signature Guaranteed" must appear with the signature. A redemption request will not be deemed to be properly received until the Fund receives all required documents in proper form.

When the Fund wires your redemption proceeds, the wire must be paid to the same bank and account as designated on the Fund's Account Application or in your written instructions to the Fund. If your bank is not a member of the Federal Reserve System, your redemption proceeds will be wired to a correspondent bank. Immediate notification by the correspondent bank to your bank will be necessary to avoid a delay in crediting the funds to your bank account.

BY TELEPHONE AND FACSIMILE: You may redeem shares by telephone or facsimile. Shareholders must check the appropriate box on the Account Application to activate facsimile and/or telephone redemption privileges. Shares may be redeemed by telephoning the Fund at 800.298.3442 (or sending a facsimile transmission to the Fund at 303.825.2575 and giving the account name, account number, Personal Identification Number (PIN#), name of Fund and amount of redemption). Proceeds from redemptions will be wired directly to your account at a commercial bank within the United States.

In order to arrange for facsimile and/or telephone redemptions after you have opened your account, or to change the bank account or address designated to receive redemption proceeds, send a written request to the Fund at the address listed under "REGULAR REDEMPTIONS." The request must be signed by you with the signatures guaranteed as described above. The Trust may modify or terminate procedures for redeeming shares by telephone but will not materially change or terminate it without giving shareholders 60 days' written notice.

During periods of substantial economic or market change, telephone or facsimile redemptions may be difficult to complete. If you are unable to contact the Fund by telephone or facsimile, you may redeem your shares by mail as described above under "REGULAR REDEMPTIONS."

By electing the facsimile and/or telephone redemption option, you may be giving up a measure of security, which you might have had if you were to redeem in writing. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone or facsimile are genuine, such as recording telephone calls, providing written confirmation of transactions, or requiring a form of personal identification prior to acting on instructions received by telephone or facsimile. To the extent the Trust does not employ reasonable procedures, it and/or its service contractors may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Trust nor ALPS will be liable for following instructions communicated by telephone or facsimile that are reasonably believed to be genuine. Accordingly, you, as a result of this policy, may bear the risk of fraudulent telephone or facsimile redemption transactions.

CHECK REDEMPTION: You may write an unlimited number of checks drawn on your account by either requesting the privilege on your account application or by sending a written request to the Fund. In order to establish the checkwriting option, you must manually sign a signature card that includes all authorized individuals. Checks will be sent only to the registered owner(s) of the account and only to the address of record. Checks may be made payable to the order of any person. When a check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of your Fund shares to cover the amount of the check. Shares earn dividends through the day the redemption is processed. There is no charge to you for the use of the checks; however, the Transfer Agent will impose a charge for stopping payment of a check upon your request, or if the Transfer Agent cannot honor a check due to insufficient funds or other valid reasons. A request to reverse a stop payment order must be received in writing.

Checks may not be written to redeem shares purchased by check until the date that good funds are credited to the Fund's custodian by its correspondent bank. If the amount of the check is greater than the value of the shares in your account, the check will be returned marked "Insufficient Funds." Checks written on amounts subject to the hold described above will be returned marked "Uncollected." If your check does not clear, you will be responsible for any loss the Fund, Custodian, or Transfer Agent may incur. A check may not be used to close an account.

Checkwriting is not available to holders of shares in certificate form or if you are subject to Internal Revenue Service backup withholding. It is also inadvisable for you to write a check for an amount close to the total value of your account. The Trust reserves the right to terminate or alter the checkwriting service at any time.

EXCHANGE OF FUND SHARES You may sell your Fund shares and buy shares of the American Veterans U.S. Government Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Money Market Fund, or other investment portfolios of the Trust, in exchange by written request. There are no fees or commissions for exchanging Fund shares. However, you must satisfy the minimum balance requirements of each Fund in which you are considering investing. If you have established the privilege on your Account Application, you may also initiate exchanges by telephone or facsimile. Exchange requests should be directed to the Fund at 800.298.3442.

Exchange transactions must be for amounts of $1,000 or more. Exchanges may have tax consequences, so you should consult your tax adviser for further information. The Fund into which you want to exchange must be registered for sale in your state. Prior to requesting an exchange of Fund shares you should call the Fund at 800.298.3442 to request a current prospectus for the Fund into which you want to exchange and you should read the prospectus carefully before investing.

During periods of significant economic or market change, telephone or facsimile exchanges may be difficult to complete. If you are unable to contact the Fund by telephone or facsimile, you may also mail the exchange request to the Fund at the address listed under "REGULAR REDEMPTIONS." Neither the Trust nor ALPS will be responsible for the authenticity of exchange instructions received by telephone or facsimile except as set forth under "HOW TO REDEEM FUND SHARES - BY TELEPHONE AND FACSIMILE."

The Trust can provide you with information concerning certain limitations on the exchange privilege, including those related to frequency. The Trust may modify or terminate the exchange privilege but will not materially change or terminate it without giving shareholders 60 days' written notice.

HOW ARE FUND SHARES VALUED? The price at which you buy, sell or exchange Fund shares is the share price or net asset value (NAV). The share price for the Fund is determined by adding the value of the Fund's investments, cash and other assets, deducting liabilities, and then dividing that value by the total number of the Fund's shares outstanding. The Fund normally calculates its NAV at 5:00 p.m. Eastern Time on each day the New York Stock Exchange is open for business (a "Business Day").

The Trustees have established procedures designed to maintain a stable net asset value of $1.00 per share, to the extent reasonably possible. More particularly, the Trustees have approved and adopted procedures under Rule 2a-7. Under guidelines of Rule 2a-7, the Fund uses the amortized cost method to value its portfolio securities. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period of maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

WHAT IS THE EFFECT OF FEDERAL INCOME TAX ON THIS INVESTMENT?

While municipal investors are generally exempt from Federal income taxes, each investor should independently ascertain its tax status. With respect to investors who are not exempt from Federal income taxes, dividends derived from net investment income and short term capital gains are taxable as ordinary income distributions and are taxable when paid, whether investors receive distributions in cash or reinvest them in additional shares, except that distributions declared in December and paid in January are taxable as if paid on December 31. The Fund will send to non-exempt investors an IRS Form 1099-DIV showing their taxable distributions for the past calendar year.

The Fund has qualified and intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). This qualification will relieve the Fund of liability for Federal income taxes to the extent its earnings are distributed in accordance with the Code and it meets other requirements for qualification as set forth in the Code.

The information above is only a summary of some of the federal tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to Federal taxes, investors may be subject to state or local taxes on their investment. Investors should consult their tax advisor to determine whether the Fund is suitable to their particular tax situation.

When investors sign their account application, they will be asked to certify that their social security or taxpayer identification number is correct, that they are not subject to backup withholding for failing to report income to the IRS, and that they are a U.S. person. If investors violate IRS regulations, the IRS can require the Fund to withhold a portion of taxable distributions and redemptions.

The Fund declares dividends from net investment income daily and pays such dividends monthly. The Fund intends to distribute substantially all of its net investment income and capital gains, if any, to shareholders each calendar year as well as on a fiscal year basis.

Since all of the Fund's net investment income is expected to be derived from earned interest, it is anticipated that all dividends paid by the Fund will be taxable as ordinary income to those shareholders who are not exempt from Federal income taxes, and that no part of any distribution will be eligible for the dividends received deduction for corporations.

PRIVACY POLICY

The Fund collects nonpublic personal information about its customers(1) from the following sources:
  - Account Applications and other forms, which may include a customer's name, address, social security number, and information about a customer's investment goals and risk tolerance;
  - Account History, including information about the transactions and balances in a customer's account; and
  - Correspondence, written, or telephonic, between a customer and the Fund or service providers to the Fund.

The Fund will not release information about its customers or their accounts unless one of the following conditions is met:
  - Prior written consent is received.
  - The Fund believes the recipient to be the fund customer or the customer's authorized representative.
  - The Fund is required by law to release information to the recipient.

The Fund does not give or sell information about its customers or their fund accounts to any other company, individual, or group.

The Fund will only use information about its customers and their accounts to attempt to better serve their investment needs or to suggest services or educational materials that may be of interest to them.

The Fund restricts access to nonpublic personal information about customers to those employees who need to know that information in order to provide products or services. The Fund may also share personal information with companies that it hires to provide support services. When the Fund shares personal information with service providers, it protects that personal information with a strict confidentiality agreement. The Fund also maintains physical, electronic and procedural safeguards that comply with federal standards to guard customers' nonpublic personal information.

The Fund will adhere to the policies and practices described in this notice for current and former shareholders of the Fund.

(1) For purposes of this notice, the terms "customer" or "customers" includes both shareholders of the Fund and individuals who provide nonpublic personal information to the Fund, but do not invest in Fund shares.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance since the inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table below represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling the Fund at 800.298.3442.

Selected data for a share of beneficial interest outstanding throughout the period indicated:

                                                                                                          FOR THE PERIOD
                                                           FOR THE YEAR ENDED APRIL 30,                  DEC. 10, 1998 TO
                                               2003           2002            2001            2000       APRIL 30, 1999(1)
                                           -------------------------------------------------------------------------------
Net asset value, beginning of period       $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                           -------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
Net investment income                             0.01            0.03            0.06            0.05            0.02
                                           -------------------------------------------------------------------------------
DISTRIBUTIONS
From net investment income                       (0.01)          (0.03)          (0.06)          (0.05)          (0.02)
                                           -------------------------------------------------------------------------------
Net asset value, end of period             $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                           ===============================================================================
Total return                                      1.42%           2.88%           6.23%           5.43%           4.82%(2)
                                           ===============================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)            $    98,079     $   138,272     $   120,383     $   140,005     $   167,257
                                           ===============================================================================
Ratio of expenses to average net assets           0.20%           0.20%           0.20%           0.20%           0.20%(2)
                                           ===============================================================================
Ratio of net investment income to
  average net assets                              1.46%           2.74%           6.06%           5.37%           4.71%(2)
                                           ===============================================================================
Ratio of expenses to average net assets
  without fee waivers                             0.26%           0.28%           0.33%           0.28%           0.66%(2)
                                           ===============================================================================
Ratio of net investment income to
  average net assets without fee waivers          1.41%           2.66%           5.93%           5.28%           4.25%(2)
                                           ===============================================================================

(1) Class I commenced operations on December 10, 1998.
(2) Annualized.

ADDITIONAL INFORMATION ABOUT THE FUND

You can request other information, including a statement of additional information, annual report, or semi-annual report, free of charge, by contacting ALPS at 800.298.3442 or writing to ALPS at 1625 Broadway, Suite 2200, Denver, Colorado, 80202.

The statement of additional information provides detailed information about the Fund and is incorporated into this prospectus by reference, which means that it is legally part of the prospectus. You may review and copy, upon payment of a duplicating fee, the Fund's statement of additional information, at the SEC's Public Reference Room in Washington, D.C. You also can obtain this information, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C., 20549-0102. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The SEC also maintains a Web site located at http://www.sec.gov that contains the SAI, material incorporated herein by reference, and other information regarding the Fund. For more information about the operation of the Public Reference Room, please call the SEC at 202.942.8090.

                         FINANCIAL INVESTORS TRUST FUNDS

-  Are NOT insured by the FDIC, a bank or any agency of the U.S. Government.
-  Are NOT bank deposits or other obligations of or guaranteed by a bank.
- Involve investment risks, including the possible loss of the principal amount invested.

[ALPS DISTRIBUTORS, INC. LOGO]
SPONSOR AND DISTRIBUTOR

                                       Investment Company Act File No. 811-08194

[FINANCIAL INVESTORS TRUST LOGO]


                             PRIME MONEY MARKET FUND
                                    CLASS II


PROSPECTUS
AUGUST 28, 2003


AS WITH OTHER MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THIS FUND'S SHARES OR DETERMINED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

                                TABLE OF CONTENTS

                                                                            PAGE
Investment Objective and Principal Risks                                       1

Performance                                                                    3

Fees and Expenses of the Fund                                                  4

Who Manages the Fund?                                                          5

How Do I Invest in the Fund?                                                   6

Distribution Plan                                                             11

Privacy Policy                                                                12

Financial Highlights                                                          13

Additional Information About the Fund                                 Back Cover


No person has been authorized to give any information or to make any representation that is not contained in this Prospectus, or in the Statement of Additional Information ("SAI") that is incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon. Also, this Prospectus does not constitute an offering by the Trust or its Distributor in any jurisdiction where such an offering would not be lawful.

INVESTMENT OBJECTIVE AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE -- The investment objective of the Prime Money Market Fund (the "Fund") is to seek as high a level of current income as is consistent with preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES -- In seeking to achieve its investment objective, the Fund's investments include, but are not limited to, the following U.S. dollar denominated, short-term money market instruments: (1) U.S. Government Obligations, including stripped U.S. Government Obligations; (2) debt obligations of corporations, banks, savings and loan institutions, insurance companies and mortgage bankers; (3) commercial paper, including those with floating or variable rates of interest; (4) foreign bank obligations; (5) repurchase agreements; and (6) asset-backed and mortgage-related securities. In any event, however, the Fund will only invest in those securities that the Adviser, under the direction of the Board of Trustees of Financial Investors Trust (the "Board"), determines present minimal credit risk and that the Adviser determines are "eligible securities." Eligible securities are those securities that are rated in one of the two highest categories by a National Recognized Statistical Rating Organization ("NRSRO") or, if the security is unrated, the Adviser has determined that the security is comparable to similarly rated securities. Only these types of securities are considered "prime" by the Adviser. The Fund's average weighted maturity will not exceed 90 days, and its yield will fluctuate with changes in short-term interest rates. Also, the securities held by the Fund will, at the time of purchase, have remaining maturities of 13 months or less.

The Fund has obtained a money market fund rating of AAAm from Standard & Poor's(R) (S&P). The AAAm rating indicates that the Fund's safety is good and it has a sound capacity to maintain principal value and limit exposure to loss. To obtain such rating the Fund may be required to adopt additional investment restrictions, including stricter limitations on credit quality and maturities than are followed by other money market funds. These additional restrictions could affect the Fund's performance. To maintain its rating, the Fund follows the most current


                                   FUND FACTS

GOAL: To provide investors with a high level of current income while seeking to preserve principal.

PRINCIPAL INVESTMENTS:

-  U.S. Government Obligations
-  Corporate Debt Obligations
-  Commercial Paper
-  Foreign Bank Obligations
-  Repurchase Agreements
-  Asset-Backed and Mortgage-Related Securities

INVESTMENT ADVISER (THE "ADVISER"):

-  SSgA Funds Management, Inc. ("SSgA FM")

DISTRIBUTOR:

-  ALPS Distributors, Inc. ("ADI")
criteria of S&P. If S&P changes or adds other requirements or criteria, the Fund may be required to adopt additional strategies or policies to maintain this rating.

PRINCIPAL INVESTMENT RISKS -- An investment in the Fund is subject to the following principal risks:

- INTEREST RATE RISK. When interest rates change, the value of the Fund's holdings will be affected. An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values.

- CREDIT RISK. The value of the debt securities held by the Fund fluctuates with the credit quality of the issuers of those securities. Credit risk relates to the ability of the issuer to make payments of principal and interest when due, including default risk.

- PREPAYMENT RISK. This investment risk is primarily associated with mortgage-backed securities. During a period of declining interest rates, homeowners may refinance their high-rate mortgages and prepay the principal. Cash from these prepayments flows through the mortgage-backed securities, necessitating reinvestment in bonds with lower interest rates, which may lower the return of the Fund.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

FOR MORE INFORMATION ABOUT THE RISK FACTORS IDENTIFIED ABOVE, AND OTHER RISKS ASSOCIATED WITH INVESTING IN THE FUND, PLEASE SEE THE SAI.

SHOULD I INVEST IN THE PRIME MONEY MARKET FUND? The Class II shares of the Fund are intended for institutional investors such as broker/ dealers, corporations, investment advisers, credit unions, banks, and other financial institutions and certain individuals that can meet the minimum investment threshold of the Fund.

PERFORMANCE

The following bar chart and performance table illustrate the changes in the Fund's performance from year to year. Returns are based on past results and are not an indication of future performance.

[CHART]

                            YEAR-BY-YEAR TOTAL RETURN

12/31/99        4.82%
12/31/00        6.07%
12/31/01        3.83%
12/31/02        1.28%

During the periods shown in the chart for the Fund, the highest return for a quarter was 1.56% (quarter ending December 31, 2000), and the lowest return for a quarter was 0.26% (quarter ending December 31, 2002). The Fund's year-to-date return for the period ended June 30, 2003, was 0.36%.

                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIOD ENDED DECEMBER 31, 2002)

                                              INCEPTION               1             SINCE
                                                DATE                YEAR          INCEPTION
PRIME MONEY MARKET FUND - CLASS II         DECEMBER 23, 1998        1.28%           4.00%

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you pay if you buy and hold shares of the Fund.

          SHAREHOLDER FEES
          (fees paid directly from your investment)

          Maximum Sales Load                                   None
          Maximum Deferred Sales Charge                        None
          Redemption Fee                                       None
          Exchange Fee                                         None

          ANNUAL FUND OPERATING EXPENSES
          (expenses that are deducted from Fund assets)

          Management Fees                                     0.105%*
          Distribution (12b-1) Fees                           0.400%
          Other Expenses                                      0.215%**
          Total Annual Fund Operating Expenses                0.720%
          Fee Waiver                                         (0.120)%**
          Net Annual Fund Operating Expenses                  0.600%

           *The table above has been restated to reflect current management fees for SSgA Funds Management, Inc. ("SSgA FM"). **The amount for "Other Expenses" includes administration fees payable to ALPS Mutual Funds Services, Inc. ("ALPS"). ALPS has contractually agreed to waive a portion of the administration fees that it is entitled to receive, and/or assume a portion of Fund expenses until at least April 30, 2004. As a result, net annual operating expenses for the Fund will be no more than 0.60%. In addition, SSgA FM has voluntarily agreed to waive a portion of their advisory fee for the Fund until assets for that Fund reach $1 billion.

EXAMPLE -- The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that the Fund returns 5% each year and that the Fund's operating expenses remain the same. After one year, the example does not take into consideration ALPS' agreement to waive fees. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                         ONE             THREE         FIVE           TEN
                                        YEAR             YEARS         YEARS         YEARS
PRIME MONEY MARKET FUND -
CLASS II                                $ 61             $ 218         $ 389         $ 882

WHO MANAGES THE FUND?

SSgA Funds Management, Inc. ("SSgA FM"), located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as Investment Adviser to the Fund. At the December 17, 2002, meeting of the Board of Trustees, the Trustees approved an interim Investment Advisory Agreement with SSgA FM. Thus, effective January 13, 2003, SSgA FM replaced General Electric Asset Management, Inc. ("GEAM"), as the interim investment adviser to the Fund. At a special meeting on June 9, 2003, shareholders of the Fund approved an Investment Advisory and Management Agreement between Financial Investors Trust (the "Trust") and SSgA FM, naming SSgA FM as Adviser to the Fund, effective June 10, 2003.

SSgA FM is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation ("State Street"), a publicly held bank holding company. As of June 30, 2003, SSgA FM had over $77.8 billion in assets under management. SSgA FM, and any other advisory affiliates of State Street comprise State Street Global Advisors ("SSgA"), the investment management arm of State Street. With approximately $901 billion in assets as of June 30, 2003, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East.

During the period of the Investment Advisory and Management Agreement, the Funds will be managed by a team of investment professionals. SSgA FM uses a team approach to create an environment that encourages the flow of investment ideas.

Pursuant to the Investment Advisory and Management Agreement, the Adviser has agreed to provide a continuous investment program for the Fund, including investment research and management with respect to the assets of the Fund. SSgA FM is entitled to receive management fees of 0.105%. SSgA FM has voluntarily agreed to waive a portion of their advisory fee to 0.07% for the Fund until assets for that Fund reach $1 billion dollars. Prior to June 10, 2003, SSgA FM was entitled to receive management fees of 0.04% on the first $500 million of average net assets of the Fund, 0.06% on the next $500 million and 0.08% on average net assets in excess of $1 billion. During the fiscal year ended April 30, 2003, the Fund paid GEAM 0.03% and SSgA FM 0.01% of average net assets of the Fund in advisory fees.

ADMINISTRATIVE SERVICES AGREEMENT. Financial Investors Trust (the "Trust") entered into an administrative services agreement with ALPS. Under the administrative services agreement, ALPS provides the Fund with certain administrative and clerical services and generally assists in the operation of the Fund. In addition, under the administrative services agreement ALPS also, among other things, performs fund accounting and transfer agency services, and pays the costs of the Fund's custodian and external auditors. Pursuant to the administrative services agreement, ALPS is entitled to receive a fee from the Fund that is computed daily and paid monthly at the following annual rates: the greater of $360,000 or 0.16% of average daily net assets of the Fund up to $500 million; 0.14% of average daily net assets of the Fund in excess of $500 million up to $1 billion; and 0.12% of the average daily net assets of the Fund that exceed $1 billion.

ALPS has contractually agreed to waive a portion of the administration fees that it is entitled to receive from the Funds and to assume a portion of fund expenses, to the extent necessary for Class II of the Fund to maintain an expense ratio that does not exceed 0.60% of average net assets, until at least April 30, 2004.

HOW DO I INVEST IN THE FUND?

HOW ARE INVESTMENTS MADE? As described below, shares of the Fund may be purchased through ALPS. Shares of the Fund may be purchased using the Federal Reserve Wire System ("Federal Funds") or by check. Your check must be payable in U.S. dollars to the Fund and be drawn on a bank located within the U.S.

Federal Funds should be wired to:

         State Street Bank & Trust Co.
         ABA# 011000028
         Prime Money Market Fund-Class II
         Credit DDA# 22404081
         (Account Registration)
         (Account Number)

Orders for the purchase of shares will be executed at the net asset value per share next determined after an order has been received in good form. All funds received are invested in full and fractional shares of the Fund. ALPS serves as the Fund's Transfer Agent and ALPS maintains records of each shareholder's holdings of Fund shares. The Fund reserves the right to reject any purchase.

An initial investment in the Fund must be preceded or accompanied by a completed, signed application. Your completed application should be forwarded to:

         Financial Investors Trust
         PMB Box 609
         303 16th Street, Suite 016
         Denver, CO 80202-5657

Orders for the purchase of shares will be executed at the net asset value per share (the "public offering price") next determined after an order has been received by the Fund in the proper form. If your purchase order is received in proper order by the Fund by 4:30 p.m. Eastern Time, your order will be executed that day.

MINIMUM PURCHASE AND ACCOUNT BALANCE REQUIREMENTS -- The minimum initial investment in the Fund is $25,000 and additional investments may be made in any amount. The minimum purchase requirements do not apply to reinvested dividends. If your account balance falls below $5,000 due to redemptions or exchanges, your account may be closed. In the event that your account is closed, the Fund will wire the proceeds to the bank account of record, or issue a check to the shareholder of record. The Fund will notify you when your account balance has fallen below $5,000 and you will be given 30 days to increase your investment above that amount.

HOW TO REDEEM FUND SHARES You may redeem all or any part of the value of your account(s) on any Business Day (as defined in the section entitled "How Are Fund Shares Valued?"). You may redeem by mail, telephone or facsimile if you have established those options with the Fund. Redemption orders are processed at the net asset value per share next determined after the Fund receives your order.
If the Fund receives your redemption order before 4:30 p.m. Eastern Time on a Business Day, the Fund will generally send payment for your redeemed shares on that day. Otherwise, the Fund will generally send payment for your redeemed shares on the next Business Day. The Fund reserves the right to pay for redeemed shares within seven days after receiving your redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect the Fund.

REGULAR REDEMPTIONS: You may redeem shares by sending a written request to Financial Investors Trust, PMB Box 609, 303 16th Street, Suite 016, Denver, CO 80202-5657. You must sign a redemption request. Your written redemption request must:

(i)  state the number of shares to be redeemed; and
(ii) identify your shareholder account number.

EACH SIGNATURE MUST BE GUARANTEED BY EITHER A BANK THAT IS A MEMBER OF THE FDIC, A TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL SECURITIES EXCHANGE OR OTHER ELIGIBLE GUARANTOR INSTITUTION. THE FUND WILL NOT ACCEPT GUARANTEES FROM NOTARIES PUBLIC. Guarantees must be signed by an authorized person at the guarantor institution, and the words "Signature Guaranteed" must appear with the signature. A redemption request will not be deemed to be properly received until the Fund receives all required documents in proper form.

When the Fund wires your redemption proceeds, the wire must be paid to the same bank and account as designated on the Fund's Account Application or in your written instructions to the Fund. If your bank is not a member of the Federal Reserve System, your redemption proceeds will be wired to a correspondent bank.

Immediate notification by the correspondent bank to your bank will be necessary to avoid a delay in crediting the funds to your bank account.

BY TELEPHONE AND FACSIMILE: You may redeem shares by telephone or facsimile. Shareholders must check the appropriate box on the Account Application to activate facsimile and/or telephone redemption privileges. Shares may be redeemed by telephoning the Fund at 800.298.3442 (or sending a facsimile transmission to the Fund at 303.825.2575 and giving the account name, account number, personal identification number (PIN#), name of Fund and amount of redemption). Proceeds from redemptions will be wired directly to your account at a commercial bank within the United States.

In order to arrange for facsimile and/or telephone redemptions after you have opened your account, or to change the bank account or address designated to receive redemption proceeds, send a written request to the Fund at the address listed under "REGULAR REDEMPTIONS." The request must be signed by you with the signatures guaranteed as described above. The Trust may modify or terminate procedures for redeeming shares by telephone but will not materially change or terminate it without giving shareholders 60 days' written notice.

During periods of substantial economic or market change, telephone or facsimile redemptions may be difficult to complete. If you are unable to contact the Fund by telephone or facsimile, you may redeem your shares by mail as described above under "REGULAR REDEMPTIONS."

By electing the facsimile and/or telephone redemption option, you may be giving up a measure of security, which you might have had if you were to redeem in writing. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone or facsimile are genuine, such as recording telephone calls, providing written confirmation of transactions, or requiring a form of personal identification prior to acting on instructions received by telephone or facsimile. To the extent the Trust does not employ reasonable procedures, it and/or its service contractors may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Trust nor ALPS will be liable for following instructions communicated by telephone or facsimile that are reasonably believed to be genuine. Accordingly, you, as a result of this policy, may bear the risk of fraudulent telephone or facsimile redemption transactions.

CHECK REDEMPTION: You may write an unlimited number of checks drawn on your account by either requesting the privilege on your account application or by sending a written request to the Fund. In order to establish the checkwriting option, you must manually sign a signature card that includes all authorized individuals. Checks will be sent only to the registered owner(s) of the account and only to the address of record. Checks may be made payable to the order of any person. When a check is presented to the Transfer Agent for payment, the Transfer

Agent, as your agent, will cause the Fund to redeem a sufficient number of your Fund shares to cover the amount of the check. Shares earn dividends through the day the redemption is processed. There is no charge to you for the use of the checks; however, the Transfer Agent will impose a charge for stopping payment of a check upon your request, or if the Transfer Agent cannot honor a check due to insufficient funds or other valid reasons. A request to reverse a stop payment order must be received in writing.

Checks may not be written to redeem shares purchased by check until the date that good funds are credited to the Fund's custodian by its correspondent bank. If the amount of the check is greater than the value of the shares in your account, the check will be returned marked "Insufficient Funds." Checks written on amounts subject to the hold described above will be returned marked "Uncollected." If your check does not clear, you will be responsible for any loss the Fund, Custodian, or Transfer Agent may incur. A check may not be used to close an account.

Checkwriting is not available to holders of shares in certificate form or if you are subject to Internal Revenue Service backup withholding. It is also inadvisable for you to write a check for an amount close to the total value of your account. The Trust reserves the right to terminate or alter the checkwriting service at any time.

EXCHANGE OF FUND SHARES You may sell your Fund shares and buy shares of the American Veterans U.S. Government Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Money Market Fund, or other investment portfolios of the Trust, in exchange by written request. There are no fees or commissions for exchanging Fund shares. However, you must satisfy the minimum balance requirements of each Fund in which you are considering investing. If you have established the privilege on your Account Application, you may also initiate exchanges by telephone or facsimile. Exchange requests should be directed to the Fund at 800.298.3442.

Exchange transactions must be for amounts of $1,000 or more. Exchanges may have tax consequences, so you should consult your tax adviser for further information. The Fund into which you want to exchange must be registered for sale in your state. Prior to requesting an exchange of Fund shares you should call the Fund at 800.298.3442 to request a current prospectus for the Fund into which you want to exchange and you should read the prospectus carefully before investing.

During periods of significant economic or market change, telephone or facsimile exchanges may be difficult to complete. If you are unable to contact the Fund by telephone or facsimile, you may also mail the exchange request to the Fund at the address listed under "REGULAR REDEMPTIONS." Neither the Trust nor ALPS will be responsible for the authenticity of exchange instructions received by telephone or facsimile except as set forth under "HOW TO REDEEM FUND SHARES - BY TELEPHONE AND FACSIMILE."

The Trust can provide you with information concerning certain limitations on the exchange privilege, including those related to frequency. The Trust may modify or terminate the exchange privilege but will not materially change or terminate it without giving shareholders 60 days' written notice.

HOW ARE FUND SHARES VALUED? The price at which you buy, sell or exchange Fund shares is the share price or net asset value (NAV). The share price for the Fund is determined by adding the value of the Fund's investments, cash and other assets, deducting liabilities, and then dividing that value by the total number of the Fund's shares outstanding. The Fund normally calculates its NAV at 5:00 p.m. Eastern Time on each day the New York Stock Exchange is open for business (a "Business Day").

The Trustees have established procedures designed to maintain a stable net asset value of $1.00 per share, to the extent reasonably possible. More particularly, the Trustees have approved and adopted procedures under Rule 2a-7. Under guidelines of Rule 2a-7, the Fund uses the amortized cost method to value its portfolio securities. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period of maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

WHAT IS THE EFFECT OF FEDERAL INCOME TAX ON THIS INVESTMENT?
While municipal investors are generally exempt from Federal income taxes, each investor should independently ascertain its tax status. With respect to investors who are not exempt from Federal income taxes, dividends derived from net investment income and short term capital gains are taxable as ordinary income distributions and are taxable when paid, whether investors receive distributions in cash or reinvest them in additional shares, except that distributions declared in December and paid in January are taxable as if paid on December 31. The Fund will send to non-exempt investors an IRS Form 1099-DIV showing their taxable distributions for the past calendar year.

The Fund has qualified and intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). This qualification will relieve the Fund of liability for Federal income taxes to the extent its earnings are distributed in accordance with the Code and it meets other requirements for qualification as set forth in the Code.

The information above is only a summary of some of the federal tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to Federal taxes, investors may be subject to state or local taxes on their investment. Investors should consult their tax advisor to determine whether the Fund is suitable to their particular tax situation.

When investors sign their account application, they will be asked to certify that their social security or taxpayer identification number is correct, that they are not subject to backup withholding for failing to report income to the IRS, and that they are a U.S. person. If investors violate IRS regulations, the IRS can require the Fund to withhold a portion of taxable distributions and redemptions.

The Fund declares dividends from net investment income daily and pays such dividends monthly. The Fund intends to distribute substantially all of its net investment income and capital gains, if any, to shareholders each calendar year as well as on a fiscal year basis.

Since all of the Fund's net investment income is expected to be derived from earned interest, it is anticipated that all dividends paid by the Fund will be taxable as ordinary income to those shareholders who are not exempt from Federal income taxes, and that no part of any distribution will be eligible for the dividends received deduction for corporations.

DISTRIBUTION PLAN

The Trustees have adopted a Distribution Plan on behalf of Class II of the Fund pursuant to Rule 12b-1 (the "Rule") under the 1940 Act. The Distribution Plan provides for payment of a fee to ADI at the annual rate of up to 0.40% of the average net assets of Class II for distribution-related services. Because these fees are paid out of the Fund's assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The aforementioned services include, but are not limited to the following: formulation and implementation of marketing and promotional activities, such as mail promotions and television, radio, newspaper, magazine and other mass media advertising; preparation, printing and distribution of sales literature; preparation, printing and distribution of prospectuses of the Fund and reports to recipients other than existing shareholders of the Fund; obtaining such information, analysis and reports with respect to marketing and promotional activities as ADI may, from time to time, deem advisable; making payments to securities dealers and others engaged in the sales of Class II Shares of the Fund; and providing training, marketing and support to such dealers and others with respect to the sale of Class II Shares of the Fund. The Distribution Fee is an expense of Class II in addition to the management fee, and administration fee, and will reduce the net income and total return of that Class.

PRIVACY POLICY

The Fund collects nonpublic personal information about its customers(1) from the following sources:

  - Account Applications and other forms, which may include a customer's name, address, social security number, and information about a customer's investment goals and risk tolerance;
  - Account History, including information about the transactions and balances in a customer's account; and
  - Correspondence, written, or telephonic, between a customer and the Fund or service providers to the Fund.

The Fund will not release information about its customers or their accounts unless one of the following conditions is met:

  -  Prior written consent is received.
  - The Fund believes the recipient to be the fund customer or the customer's authorized representative.
  -  The Fund is required by law to release information to the recipient.

The Fund does not give or sell information about its customers or their fund accounts to any other company, individual, or group.

The Fund will only use information about its customers and their accounts to attempt to better serve their investment needs or to suggest services or educational materials that may be of interest to them.

The Fund restricts access to nonpublic personal information about customers to those employees who need to know that information in order to provide products or services. The Fund may also share personal information with companies that it hires to provide support services. When the Fund shares personal information with service providers, it protects that personal information with a strict confidentiality agreement. The Fund also maintains physical, electronic and procedural safeguards that comply with federal standards to guard customers' nonpublic personal information.

The Fund will adhere to the policies and practices described in this notice for current and former shareholders of the Fund.

(1) For purposes of this notice, the terms "customer" or "customers" includes both shareholders of the Fund and individuals who provide nonpublic personal information to the Fund, but do not invest in Fund shares.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance since the inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table below represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling the Fund at 800.298.3442.

Selected data for a share of beneficial interest outstanding throughout the period indicated(1):

                                                                                                  FOR THE PERIOD
                                                                                                   DECEMBER 10,
                                                        FOR THE YEAR ENDED APRIL 30,                  1998 TO
                                                  2003        2002        2001        2000       APRIL 30, 1999(1)
                                                ------------------------------------------------------------------
Net asset value, beginning of period            $   1.00     $  1.00     $  1.00     $  1.00     $            1.00
                                                ------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
Net investment income                               0.01        0.03        0.06        0.05                  0.02
                                                ------------------------------------------------------------------

DISTRIBUTIONS
From net investment income                         (0.01)      (0.03)      (0.06)      (0.05)                (0.02)
                                                ------------------------------------------------------------------
Net asset value, end of period                  $   1.00     $  1.00     $  1.00     $  1.00     $            1.00
                                                ==================================================================
Total return                                        1.02%       2.62%       5.97%       5.17%                 4.55%(2)
                                                ==================================================================

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                 $ 51,750     $ 2,591     $    39     $    32     $               2
                                                ==================================================================

Ratio of expenses to average net assets             0.60%       0.51%       0.45%       0.45%                 0.45%(2)
                                                ==================================================================
Ratio of net investment income to
  average net assets                                0.96%       2.17%       5.88%       5.11%                 4.53%(2)
                                                ==================================================================
Ratio of expenses to average net assets
  without fee waivers                               0.66%       0.60%       0.58%       0.57%                 1.24%(2)
                                                ==================================================================
Ratio of net investment income to
  average net assets without fee waivers            0.91%       2.08%       5.75%       4.99%                 3.74%(2)
                                                ==================================================================

(1) Class II commenced operations on December 23, 1998.
(2) Annualized.

ADDITIONAL INFORMATION ABOUT THE FUND

You can request other information, including a statement of additional information, annual report, or semi-annual report, free of charge, by contacting ALPS at 800.298.3442 or writing to ALPS at 1625 Broadway, Suite 2200, Denver, Colorado, 80202.

The statement of additional information provides detailed information about the Fund and is incorporated into this prospectus by reference, which means that it is legally part of the prospectus. You may review and copy, upon payment of a duplicating fee, the Fund's statement of additional information, at the SEC's Public Reference Room in Washington, D.C. You also can obtain this information, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C., 20549-0102. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The SEC also maintains a Web site located at http://www.sec.gov that contains the SAI, material incorporated herein by reference, and other information regarding the Fund. For more information about the operation of the Public Reference Room, please call the SEC at 202.942.8090.

                         FINANCIAL INVESTORS TRUST FUNDS

-  Are NOT insured by the FDIC, a bank or any agency of the U.S. Government.
-  Are NOT bank deposits or other obligations of or guaranteed by a bank.
- Involve investment risks, including the possible loss of the principal amount invested.

[ALPS DISTRIBUTORS, INC. LOGO]
SPONSOR AND DISTRIBUTOR

                                       Investment Company Act File No. 811-08194

[AMERICAN FREEDOM FUNDS LOGO]

                                AMERICAN FREEDOM
                              U.S. GOVERNMENT MONEY
                              MARKET FUND - CLASS I

AS WITH OTHER MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THIS FUND'S SHARES OR DETERMINED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

                                                                      PROSPECTUS
                                                                 August 28, 2003

                                TABLE OF CONTENTS

                                                                            PAGE
Investment Objective and Principal Risks                                       1

Performance                                                                    2

Fees and Expenses of the Fund                                                  2

Who Manages the Fund?                                                          3

How Do I Invest in the Fund?                                                   4

Privacy Policy                                                                 9

Financial Highlights                                                          10

Additional Information About the Fund                                 Back Cover


No person has been authorized to give any information or to make any representation that is not contained in this Prospectus, or in the Statement of Additional Information ("SAI") that is incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon. Also, this Prospectus does not constitute an offering by the Trust or its Distributor in any jurisdiction where such an offering would not be lawful.

INVESTMENT OBJECTIVE AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE -- The investment objective of the American Freedom U.S. Government Money Market Fund (the "Fund") is to seek as high a level of current income as is consistent with preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES -- The Fund invests exclusively in obligations issued or guaranteed as to principal and interest by the U.S. Government and repurchase agreements collateralized to 102% by U.S. Treasury obligations and other direct obligations of the U.S. Government or its agencies. The Fund may also invest in mortgage related securities issued by various government agencies, such as the Government National Mortgage Association, and government related organizations, such as the Federal National Mortgage Association. The Fund will provide 60 days notice to shareholders if it decides to change its principal investment strategies. The Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less and seeks to maintain its net asset value per share at $1.00 for purposes of purchases and redemptions.

PRINCIPAL INVESTMENT RISKS -- An investment in the Fund is subject to the following principal risks:

- INTEREST RATE RISK. When interest rates change, the value of the Fund's holdings will be affected. An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values.

- PREPAYMENT RISK. This investment risk is primarily associated with mortgage-backed securities. During a period of declining interest rates, homeowners may refinance their high-rate mortgages and prepay the principal. Cash from these prepayments flows through the mortgage-backed securities, necessitating reinvestment in bonds with lower interest rates, which may lower the return of the Fund.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                   FUND FACTS

GOAL: To provide investors with a high level of current income while seeking to preserve principal.

PRINCIPAL INVESTMENTS:

-  U.S. Government Obligations

-  Repurchase Agreements

-  Asset-Backed and Mortgage-Related Securities

INVESTMENT ADVISER (THE "ADVISER"):

-  SSgA Funds Management, Inc. ("SSgA FM")

DISTRIBUTOR:

-  ALPS Distributors, Inc. ("ADI")

FOR MORE INFORMATION ABOUT THE RISK FACTORS IDENTIFIED ABOVE, AND OTHER RISKS ASSOCIATED WITH INVESTING IN THE FUND, PLEASE SEE THE SAI.

SHOULD I INVEST IN THE AMERICAN FREEDOM U.S. GOVERNMENT MONEY MARKET FUND? The Fund is primarily intended for municipal investors, including municipalities, counties, and state agencies, as well as institutional investors such as broker/dealers, corporations, investment advisers, credit unions, banks, and other financial institutions.

PERFORMANCE

There is no performance information for the Fund because it has not completed a full calendar year of operations.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you pay if you buy and hold shares of the Fund.

            SHAREHOLDER FEES
            (fees paid directly from your investment)

            Maximum Sales Load                                None
            Maximum Deferred Sales Charge                     None
            Redemption Fee                                    None
            Exchange Fee                                      None

            ANNUAL FUND OPERATING EXPENSES
            (expenses that are deducted from Fund assets)

            Management Fees                                  0.105%
            Distribution (12b-1) Fees                         None
            Other Expenses                                   0.216%*
            Total Annual Fund Operating Expenses             0.321%
            Fee Waiver                                      (0.121)%*
            Net Annual Fund Operating Expenses               0.200%

            *The amount for "Other Expenses" includes administration fees payable to ALPS Mutual Funds Services, Inc. ("ALPS"). ALPS has contractually agreed to waive a portion of the administration fees that it is entitled to receive, and/or assume a portion of Fund expenses, until at least April 30, 2004. As a result, net annual operating expenses for the Fund will be no more than 0.20%. In addition, SSgA FM has voluntarily agreed to waive a portion of their advisory fee to 0.07%, until assets for that Fund reach $1 billion.

EXAMPLE --The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that the Fund returns 5% each year and that the Fund's operating expenses remain the same. After one year, the example does not take into consideration ALPS' agreement to waive fees. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                         ONE      THREE    FIVE       TEN
                                         YEAR     YEARS    YEARS     YEARS
     AMERICAN FREEDOM U.S. GOVERNMENT
     MONEY MARKET FUND - CLASS I         $ 20     $ 91     $ 168     $ 395

WHO MANAGES THE FUND?

SSgA Funds Management, Inc. ("SSgA FM"), located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as Investment Adviser to the Fund. SSgA FM is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation ("State Street"), a publicly held bank holding company. As of June 30, 2003, SSgA FM had over $77.8 billion in assets under management. SSgA FM, and any other advisory affiliates of State Street comprise State Street Global Advisors ("SSgA"), the investment management arm of State Street. With approximately $901 billion in assets as of June 30, 2003, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East.

During the period of the Investment Advisory and Management Agreement, the Funds will be managed by a team of investment professionals. SSgA FM uses a team approach to create an environment that encourages the flow of investment ideas.

Pursuant to the Investment Advisory and Management Agreement, the Adviser has agreed to provide a continuous investment program for the Fund, including investment research and management with respect to the assets of the Fund. SSgA FM is entitled to receive management fees of 0.105%. SSgA FM has voluntarily agreed to waive a portion of their advisory fee to 0.07% for the Fund until assets for that Fund reach $1 billion dollars.

ADMINISTRATIVE SERVICES AGREEMENT. Financial Investors Trust (the "Trust") has entered into an administrative services agreement with ALPS. Under the administrative services agreement, ALPS provides the Fund with certain administrative and clerical services and generally assists in the operation of the Fund. In addition, under the administrative services agreement ALPS also, among other things, performs fund accounting and transfer agency services, and pays the costs of the Fund's custodian and external auditors. Pursuant to the administrative services agreement, ALPS is entitled to receive a fee from the Fund that is computed daily and paid monthly at the following annual rates: the greater of $360,000 or 0.16% of average daily net assets of the Fund up to $500 million; 0.14% of average daily net assets of the Fund in excess of $500 million up to $1 billion; and 0.12% of the average daily net assets of the Fund that exceed $1 billion.

ALPS has contractually agreed to waive a portion of the administration fees that it is entitled to receive from the Fund and to assume a portion of fund expenses, to the extent necessary for the Fund to maintain an expense ratio that does not exceed 0.20% of the average net assets of the Fund, until at least April 30, 2004.

HOW DO I INVEST IN THE FUND?

HOW ARE INVESTMENTS MADE? As described below, shares of the Fund may be purchased through ALPS. Shares of the Fund may be purchased using the Federal Reserve Wire System ("Federal Funds") or by check. Your check must be payable in U.S. dollars to the Fund and be drawn on a bank located within the U.S.

Federal Funds should be wired to:

        State Street Bank & Trust Co.
        ABA# 011000028
        American Freedom U.S. Government Money Market Fund-Class I Credit DDA# 22404081
        (Account Registration)
        (Account Number)

Orders for the purchase of shares will be executed at the net asset value per share next determined after an order has been received in good form. All funds received are invested in full and fractional shares of the Fund. ALPS serves as the Fund's Transfer Agent and ALPS maintains records of each shareholder's holdings of Fund shares. The Fund reserves the right to reject any purchase.

An initial investment in the Fund must be preceded or accompanied by a completed, signed application. Your completed application should be forwarded to:

        American Freedom Funds
        PMB Box 609
        303 16th Street, Suite 016
        Denver, CO 80202-5657

Orders for the purchase of shares will be executed at the net asset value per share (the "public offering price") next determined after an order has been received by the Fund in the proper form. If your purchase order is received in proper order by the Fund by 4:30 p.m. Eastern Time, your order will be executed that day.

MINIMUM PURCHASE AND ACCOUNT BALANCE REQUIREMENTS - The minimum initial investment in the Fund is $500,000 and additional investments may be made in any amount. The minimum purchase requirements do not apply to reinvested dividends. If your account balance falls below $125,000 due to redemptions or exchanges, your account may be closed. In the event that your account is closed, the Fund will wire the proceeds to the bank account of record, or issue a check to the shareholder of record. The Fund will notify you when your account balance has fallen below $125,000 and you will be given 30 days to increase your investment above that amount.

HOW TO REDEEM FUND SHARES You may redeem all or any part of the value of your account(s) on any Business Day (as defined in the section entitled "How Are Fund Shares Valued?"). You may redeem by mail, telephone or facsimile if you have established those options with the Fund. Redemption orders are processed at the net asset value per share next determined after the Fund receives your order. If the Fund receives your redemption order before 4:30 p.m. Eastern Time on a Business Day, the Fund will generally send payment for your redeemed shares on that day. Otherwise, the Fund will generally send payment for your redeemed shares on the next Business Day. The Fund reserves the right to pay for redeemed shares within seven days after receiving your redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect the Fund.

REGULAR REDEMPTIONS: You may redeem shares by sending a written request to American Freedom Funds, PMB Box 609, 303 16th Street, Suite 016, Denver, CO 80202-5657. You must sign a redemption request. Your written redemption request must:

(i) state the number of shares to be redeemed; and
(ii) identify your shareholder account number.

EACH SIGNATURE MUST BE GUARANTEED BY EITHER A BANK THAT IS A MEMBER OF THE FDIC, A TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL SECURITIES EXCHANGE OR OTHER ELIGIBLE GUARANTOR INSTITUTION. THE FUND WILL NOT ACCEPT GUARANTEES FROM NOTARIES PUBLIC. Guarantees must be signed by an authorized person at the guarantor institution, and the words "Signature Guaranteed" must appear with the signature. A redemption request will not be deemed to be properly received until the Fund receives all required documents in proper form.

When the Fund wires your redemption proceeds, the wire must be paid to the same bank and account as designated on the Fund's Account Application or in your written instructions to the Fund. If your bank is not a member of the Federal Reserve System, your redemption proceeds will be wired to a correspondent bank.

Immediate notification by the correspondent bank to your bank will be necessary to avoid a delay in crediting the funds to your bank account.

BY TELEPHONE AND FACSIMILE: You may redeem shares by telephone or facsimile. Shareholders must check the appropriate box on the Account Application to activate facsimile and/or telephone redemption privileges. Shares may be redeemed by telephoning the Fund at 800.862.3040 (or sending a facsimile transmission to the Fund at 303.825.2575 and giving the account name, account number, personal identification number (PIN#), name of Fund and amount of redemption). Proceeds from redemptions will be wired directly to your account at a commercial bank within the United States.

In order to arrange for facsimile and/or telephone redemptions after you have opened your account, or to change the bank account or address designated to receive redemption proceeds, send a written request to the Fund at the address listed under "REGULAR REDEMPTIONS." The request must be signed by you with the signatures guaranteed as described above. The Trust may modify or terminate procedures for redeeming shares by telephone but will not materially change or terminate it without giving shareholders 60 days' written notice.

During periods of substantial economic or market change, telephone or facsimile redemptions may be difficult to complete. If you are unable to contact the Fund by telephone or facsimile, you may redeem your shares by mail as described above under "REGULAR REDEMPTIONS."

By electing the facsimile and/or telephone redemption option, you may be giving up a measure of security, which you might have had if you were to redeem in writing. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone or facsimile are genuine, such as recording telephone calls, providing written confirmation of transactions, or requiring a form of personal identification prior to acting on instructions received by telephone or facsimile. To the extent the Trust does not employ reasonable procedures, it and/or its service contractors may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Trust nor ALPS will be liable for following instructions communicated by telephone or facsimile that are reasonably believed to be genuine. Accordingly, you, as a result of this policy, may bear the risk of fraudulent telephone or facsimile redemption transactions.

EXCHANGE OF FUND SHARES You may sell your Fund shares and buy shares of the U.S. Treasury Money Market Fund, the Prime Money Market Fund, or other investment portfolios of the Trust, in exchange by written request. There are no fees or commissions for exchanging Fund shares. However, you must satisfy the minimum balance requirements of each Fund in which you are considering investing. If you have established the privilege on your Account Application, you may also initiate exchanges by telephone or facsimile. Exchange requests should be directed to the Fund at 800.862.3040.

Exchange transactions must be for amounts of $1,000 or more. Exchanges may have tax consequences, so you should consult your tax adviser for further information. The Fund into which you want to exchange must be registered for sale in your state. Prior to requesting an exchange of Fund shares you should call the Fund at 800.862.3040 to request a current prospectus for the Fund into which you want to exchange and you should read the prospectus carefully before investing.

During periods of significant economic or market change, telephone or facsimile exchanges may be difficult to complete. If you are unable to contact the Fund by telephone or facsimile, you may also mail the exchange request to the Fund at the address listed under "REGULAR REDEMPTIONS." Neither the Trust nor ALPS will be responsible for the authenticity of exchange instructions received by telephone or facsimile except as set forth under "HOW TO REDEEM FUND SHARES - BY TELEPHONE AND FACSIMILE."

The Trust can provide you with information concerning certain limitations on the exchange privilege, including those related to frequency. The Trust may modify or terminate the exchange privilege but will not materially change or terminate it without giving shareholders 60 days' written notice.

HOW ARE FUND SHARES VALUED? The price at which you buy, sell or exchange Fund shares is the share price or net asset value (NAV). The share price for the Fund is determined by adding the value of the Fund's investments, cash and other assets, deducting liabilities, and then dividing that value by the total number of the Fund's shares outstanding. The Fund normally calculates its NAV at 5:00 p.m. Eastern Time on each day the New York Stock Exchange is open for business (a "Business Day").

The Trustees have established procedures designed to maintain a stable net asset value of $1.00 per share, to the extent reasonably possible. More particularly, the Trustees have approved and adopted procedures under Rule 2a-7. Under guidelines of Rule 2a-7, the Fund uses the amortized cost method to value its portfolio securities. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period of maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

WHAT IS THE EFFECT OF FEDERAL INCOME TAX ON THIS INVESTMENT? While municipal investors are generally exempt from Federal income taxes, each investor should independently ascertain its tax status. With respect to investors who are not exempt from Federal income taxes, dividends derived from net investment income and short term capital gains are taxable as ordinary income distributions and are taxable when paid, whether investors receive distributions in cash or reinvest them in additional shares, except that distributions declared in December and paid in January are taxable as if paid on December 31. The Fund will send to non-exempt investors an IRS Form 1099-DIV showing their taxable distributions for the past calendar year.

The Fund has qualified and intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). This qualification will relieve the Fund of liability for Federal income taxes to the extent its earnings are distributed in accordance with the Code and it meets other requirements for qualification as set forth in the Code.

The information above is only a summary of some of the federal tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to Federal taxes, investors may be subject to state or local taxes on their investment. Investors should consult their tax advisor to determine whether the Fund is suitable to their particular tax situation.

When investors sign their account application, they will be asked to certify that their social security or taxpayer identification number is correct, that they are not subject to backup withholding for failing to report income to the IRS, and that they are a U.S. person. If investors violate IRS regulations, the IRS can require the Fund to withhold a portion of taxable distributions and redemptions.

The Fund declares dividends from net investment income daily and pays such dividends monthly. The Fund intends to distribute substantially all of its net investment income and capital gains, if any, to shareholders each calendar year as well as on a fiscal year basis.

Since all of the Fund's net investment income is expected to be derived from earned interest, it is anticipated that all dividends paid by the Fund will be taxable as ordinary income to those shareholders who are not exempt from Federal income taxes, and that no part of any distribution will be eligible for the dividends received deduction for corporations.

PRIVACY POLICY

The Fund collects nonpublic personal information about its customers(1) from the following sources:

  - Account Applications and other forms, which may include a customer's name, address, social security number, and information about a customer's investment goals and risk tolerance;
  - Account History, including information about the transactions and balances in a customer's account; and
  - Correspondence, written, or telephonic, between a customer and the Fund or service providers to the Fund.

The Fund will not release information about its customers or their accounts unless one of the following conditions is met:

  -  Prior written consent is received.
  - The Fund believes the recipient to be the fund customer or the customer's authorized representative.
  -  The Fund is required by law to release information to the recipient.

The Fund does not give or sell information about its customers or their fund accounts to any other company, individual, or group.

The Fund will only use information about its customers and their accounts to attempt to better serve their investment needs or to suggest services or educational materials that may be of interest to them.

The Fund restricts access to nonpublic personal information about customers to those employees who need to know that information in order to provide products or services. The Fund may also share personal information with companies that it hires to provide support services. When the Fund shares personal information with service providers, it protects that personal information with a strict confidentiality agreement. The Fund also maintains physical, electronic and procedural safeguards that comply with federal standards to guard customers' nonpublic personal information.

The Fund will adhere to the policies and practices described in this notice for current and former shareholders of the Fund.

(1) FOR PURPOSES OF THIS NOTICE, THE TERMS "CUSTOMER" OR "CUSTOMERS" INCLUDES BOTH SHAREHOLDERS OF THE FUND AND INDIVIDUALS WHO PROVIDE NONPUBLIC PERSONAL INFORMATION TO THE FUND, BUT DO NOT INVEST IN FUND SHARES.

FINANCIAL HIGHLIGHTS

The Fund is newly created and has no financial history.

                       THIS PAGE INTENTIONALLY LEFT BLANK

                       THIS PAGE INTENTIONALLY LEFT BLANK

ADDITIONAL INFORMATION ABOUT THE FUND

You can request other information, including a Statement of Additional Information, Annual Report, or Semi-Annual Report, free of charge, by contacting the Funds at 800.862.3040 or writing to ALPS at 1625 Broadway, Suite 2200, Denver, Colorado 80202.

The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference, which means that it is legally part of the Prospectus. You may review and copy, upon payment of a duplicating fee, the Fund's Statement of Additional Information, at the SEC's Public Reference Room in Washington, D.C. You also can obtain this information, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The SEC also maintains a Web site located at http://www.sec.gov that contains the SAI, material incorporated herein by reference, and other information regarding the Fund. For more information about the operation of the Public Reference Room, please call the SEC at 202.942.8090.

AMERICAN FREEDOM FUNDS

  -  Are NOT insured by the FDIC, a bank or any agency of the U.S. Government.

  -  Are NOT bank deposits or other obligations of or guaranteed by a bank.

  - Involve investment risks, including the possible loss of the principal amount invested.

[AMERICAN FREEDOM FUNDS LOGO]


             ALPS DISTRIBUTORS, INC., distributor for the American Freedom Funds

                                       Investment Company Act File No. 811-08194

[AMERICAN FREEDOM FUNDS LOGO]

                                AMERICAN FREEDOM
                              U.S. GOVERNMENT MONEY
                             MARKET FUND - CLASS II

AS WITH OTHER MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THIS FUND'S SHARES OR DETERMINED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

                                                                      PROSPECTUS
                                                                 August 28, 2003

                                TABLE OF CONTENTS

                                                                            PAGE
Investment Objective and Principal Risks                                       1

Performance                                                                    2

Fees and Expenses of the Fund                                                  2

Who Manages the Fund?                                                          3

How Do I Invest in the Fund?                                                   4

Distribution Plan                                                              9

Privacy Policy                                                                10

Financial Highlights                                                          11

Additional Information About the Fund                                 Back Cover


No person has been authorized to give any information or to make any representation that is not contained in this Prospectus, or in the Statement of Additional Information ("SAI") that is incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon. Also, this Prospectus does not constitute an offering by the Trust or its Distributor in any jurisdiction where such an offering would not be lawful.

INVESTMENT OBJECTIVE AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE -- The investment objective of the American Freedom U.S. Government Money Market Fund (the "Fund") is to seek as high a level of current income as is consistent with preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES -- The Fund invests exclusively in obligations issued or guaranteed as to principal and interest by the U.S. government and repurchase agreements collateralized to 102% by U.S. Treasury obligations and other direct obligations of the U.S. government or its agencies. The Fund may also invest in mortgage related securities issued by various government agencies, such as the Government National Mortgage Association, and government related organizations, such as the Federal National Mortgage Association. The Fund will provide 60 days notice to shareholders if it decides to change its principal investment strategies. The Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less and seeks to maintain its net asset value per share at $1.00 for purposes of purchases and redemptions.

PRINCIPAL INVESTMENT RISKS -- An investment in the Fund is subject to the following principal risks:

- INTEREST RATE RISK. When interest rates change, the value of the Fund's holdings will be affected. An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values.

- PREPAYMENT RISK. This investment risk is primarily associated with mortgage-backed securities. During a period of declining interest rates, homeowners may refinance their high-rate mortgages and prepay the principal. Cash from these prepayments flows through the mortgage-backed securities, necessitating reinvestment in bonds with lower interest rates, which may lower the return of the Fund.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                   FUND FACTS

GOAL: To provide investors with a high level of current income while seeking to preserve principal.

PRINCIPAL INVESTMENTS:

-  U.S. Government Obligations

-  Repurchase Agreements

-  Asset-Backed and Mortgage-Related Securities

INVESTMENT ADVISER (THE "ADVISER"):

-  SSgA Funds Management, Inc. ("SSgA FM")

DISTRIBUTOR:

-  ALPS Distributors, Inc. ("ADI")

FOR MORE INFORMATION ABOUT THE RISK FACTORS IDENTIFIED ABOVE, AND OTHER RISKS ASSOCIATED WITH INVESTING IN THE FUND, PLEASE SEE THE SAI.

SHOULD I INVEST IN THE AMERICAN FREEDOM U.S. GOVERNMENT MONEY MARKET FUND?
Class II shares of the Fund are primarily intended for municipal investors, including municipalities, counties, and state agencies, as well as institutional investors such as broker/dealers, corporations, investment advisers, credit unions, banks, and other financial institutions.

PERFORMANCE

There is no performance information for the Fund because it has not completed a full calendar year of operations.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you pay if you buy and hold Class II shares of the Fund.

            SHAREHOLDER FEES
            (fees paid directly from your investment)

            Maximum Sales Load                                          None
            Maximum Deferred Sales Charge                               None
            Redemption Fee                                              None
            Exchange Fee                                                None

            ANNUAL FUND OPERATING EXPENSES
            (expenses that are deducted from Fund assets)

            Management Fees                                            0.105%
            Distribution (12b-1) Fees                                  0.250%
            Other Expenses                                             0.216%*
            Total Annual Fund Operating Expenses                       0.571%
            Fee Waiver                                                (0.121)%*
            Net Annual Fund Operating Expenses                         0.450%

            *The amount for "Other Expenses" includes administration fees payable to ALPS Mutual Funds Services, Inc. ("ALPS"). ALPS has contractually agreed to waive a portion of the administration fees that it is entitled to receive, and/or assume a portion of Fund expenses, until at least April 30, 2004. As a result, net annual operating expenses for the Fund will be no more than 0.45%. In addition, SSgA FM has voluntarily agreed to waive a portion of their advisory fee to 0.07%, until assets for that Fund reach $1 billion.

EXAMPLE -- The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that the Fund returns 5% each year and that the Fund's operating expenses remain the same. After one year, the example does not take into consideration ALPS' agreement to waive fees. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    ONE      THREE    FIVE       TEN
                                    YEAR     YEARS    YEARS     YEARS
AMERICAN FREEDOM U.S. GOVERNMENT
MONEY MARKET FUND - CLASS II        $ 46     $ 171    $ 307     $ 703

WHO MANAGES THE FUND?

SSgA Funds Management, Inc. ("SSgA FM"), located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as Investment Adviser to the Fund. SSgA FM is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation ("State Street"), a publicly held bank holding company. As of June 30, 2003, SSgA FM had over $77.8 billion in assets under management. SSgA FM, and any other advisory affiliates of State Street comprise State Street Global Advisors ("SSgA"), the investment management arm of State Street. With approximately $901 billion in assets as of June 30, 2003, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East.

During the period of the Investment Advisory and Management Agreement, the Funds will be managed by a team of investment professionals. SSgA FM uses a team approach to create an environment that encourages the flow of investment ideas.

Pursuant to the Investment Advisory and Management Agreement, the Adviser has agreed to provide a continuous investment program for the Fund, including investment research and management with respect to the assets of the Fund. SSgA FM is entitled to receive management fees of 0.105%. SSgA FM has voluntarily agreed to waive a portion of their advisory fee to 0.07% for the Fund until assets for that Fund reach $1 billion dollars.

ADMINISTRATIVE SERVICES AGREEMENT. Financial Investors Trust (the "Trust") has entered into an administrative services agreement with ALPS. Under the administrative services agreement, ALPS provides the Fund with certain administrative and clerical services and generally assists in the operation of the Fund. In addition, under the administrative services agreement ALPS also, among other things, performs fund accounting and transfer agency services, and pays the costs of the Fund's custodian and external auditors. Pursuant to the administrative services agreement, ALPS is entitled to receive a fee from the Fund that is computed daily and paid monthly at the following annual rates: the greater of $360,000 or 0.16% of average daily net assets of the Fund up to $500 million; 0.14% of average daily net assets of the Fund in excess of $500 million up to $1 billion; and 0.12% of the average daily net assets of the Fund that exceed $1 billion.

ALPS has contractually agreed to waive a portion of the administration fees that it is entitled to receive from the Fund and to assume a portion of fund expenses, to the extent necessary for Class II of the Fund to maintain an expense ratio that does not exceed 0.45% of average net assets, until at least April 30, 2004.

HOW DO I INVEST IN THE FUND?

HOW ARE INVESTMENTS MADE? As described below, shares of the Fund may be purchased through ALPS. Shares of the Fund may be purchased using the Federal Reserve Wire System ("Federal Funds") or by check. Your check must be payable in U.S. dollars to the Fund and be drawn on a bank located within the United States.

Federal Funds should be wired to:

        State Street Bank & Trust Co.
        ABA# 011000028
        American Freedom U.S. Government Money Market Fund - Class II Credit DDA# 22404081
        (Account Registration)
        (Account Number)

Orders for the purchase of shares will be executed at the net asset value per share next determined after an order has been received in good form. All funds received are invested in full and fractional shares of the Fund. ALPS serves as the Fund's Transfer Agent and ALPS maintains records of each shareholder's holdings of Fund shares. The Fund reserves the right to reject any purchase.

An initial investment in the Fund must be preceded or accompanied by a completed, signed application. Your completed application should be forwarded to:

        American Freedom Fund
        PMB Box 609
        303 16th Street, Suite 016
        Denver, Colorado 80202-5657

Orders for the purchase of shares will be executed at the net asset value per share (the "public offering price") next determined after an order has been received by the Fund in the proper form. If your purchase order is received in proper order by the Fund by 4:30 p.m. Eastern time, your order will be executed that day.

MINIMUM PURCHASE AND ACCOUNT BALANCE REQUIREMENTS - The minimum initial investment in the Fund is $25,000 and additional investments may be made in any amount. The minimum purchase requirements do not apply to reinvested dividends. If your account balance falls below $5,000 due to redemptions or exchanges, your account may be closed. In the event that your account is closed, the Fund will wire the proceeds to the bank account of record, or issue a check to the shareholder of record. The Fund will notify you when your account balance has fallen below $5,000 and you will be given 30 days to increase your investment above that amount.

HOW TO REDEEM FUND SHARES You may redeem all or any part of the value of your account(s) on any Business Day (as defined in the section entitled "How Are Fund Shares Valued?"). You may redeem by mail, telephone or facsimile if you have established those options with the Fund. Redemption orders are processed at the net asset value per share next determined after the Fund receives your order. If the Fund receives your redemption order before 4:30 p.m. Eastern time on a Business Day, the Fund will generally send payment for your redeemed shares on that day. Otherwise, the Fund will generally send payment for your redeemed shares on the next Business Day. The Fund reserves the right to pay for redeemed shares within seven days after receiving your redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect the Fund.

REGULAR REDEMPTIONS: You may redeem shares by sending a written request to American Freedom Funds, PMB Box 609, 303 16th Street, Suite 016, Denver, Colorado, 80202-5657. You must sign a redemption request. Your written redemption request must:

(i) state the number of shares to be redeemed; and
(ii) identify your shareholder account number.

EACH SIGNATURE MUST BE GUARANTEED BY EITHER A BANK THAT IS A MEMBER OF THE FDIC, A TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL SECURITIES EXCHANGE OR OTHER ELIGIBLE GUARANTOR INSTITUTION. THE FUND WILL NOT ACCEPT GUARANTEES FROM NOTARIES PUBLIC. Guarantees must be signed by an authorized person at the guarantor institution, and the words "Signature Guaranteed" must appear with the signature. A redemption request will not be deemed to be properly received until the Fund receives all required documents in proper form.

When the Fund wires your redemption proceeds, the wire must be paid to the same bank and account as designated on the Fund's account application or in your written instructions to the Fund. If your bank is not a member of the Federal Reserve System, your redemption proceeds will be wired to a correspondent bank. Immediate notification by the correspondent bank to your bank will be necessary to avoid a delay in crediting the funds to your bank account.

BY TELEPHONE AND FACSIMILE: You may redeem shares by telephone or facsimile. Shareholders must check the appropriate box on the Account Application to activate facsimile and/or telephone redemption privileges. Shares may be redeemed by telephoning the Fund at 800.862.3040 (or sending a facsimile transmission to the Fund at 303.825.2575 and giving the account name, account number, personal identification number (PIN#), name of Fund and amount of redemption). Proceeds from redemptions will be wired directly to your account at a commercial bank within the United States.

In order to arrange for facsimile and/or telephone redemptions after you have opened your account, or to change the bank account or address designated to receive redemption proceeds, send a written request to the Fund at the address listed under "REGULAR REDEMPTIONS." The request must be signed by you with the signatures guaranteed as described above. The Trust may modify or terminate procedures for redeeming shares by telephone but will not materially change or terminate it without giving shareholders 60 days' written notice.

During periods of substantial economic or market change, telephone or facsimile redemptions may be difficult to complete. If you are unable to contact the Fund by telephone or facsimile, you may redeem your shares by mail as described above under "REGULAR REDEMPTIONS."

By electing the facsimile and/or telephone redemption option, you may be giving up a measure of security, which you might have had if you were to redeem in writing. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone or facsimile are genuine, such as recording telephone calls, providing written confirmation of transactions, or requiring a form of personal identification prior to acting on instructions received by telephone or facsimile. To the extent the Trust does not employ reasonable procedures, it and/or its service contractors may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Trust nor ALPS will be liable for following instructions communicated by telephone or facsimile that are reasonably believed to be genuine. Accordingly, you, as a result of this policy, may bear the risk of fraudulent telephone or facsimile redemption transactions.

EXCHANGE OF FUND SHARES You may sell your Fund shares and buy shares of the U.S. Treasury Money Market Fund, the Prime Money Market Fund, or other investment portfolios of the Trust, in exchange by written request. There are no fees or commissions for exchanging Fund shares. However, you must satisfy the minimum balance requirements of each Fund in which you are considering investing. If you have established the privilege on your account application, you may also initiate exchanges by telephone or facsimile. Exchange requests should be directed to the Fund at 800.862.3040.

Exchange transactions must be for amounts of $1,000 or more. Exchanges may have tax consequences, so you should consult your tax adviser for further information. The Fund into which you want to exchange must be registered for sale in your state. Prior to requesting an exchange of Fund shares you should call the Fund at 800.862.3040 to request a current prospectus for the Fund into which you want to exchange and you should read the prospectus carefully before investing.

During periods of significant economic or market change, telephone or facsimile exchanges may be difficult to complete. If you are unable to contact the Fund by telephone or facsimile, you may also mail the exchange request to the Fund at the address listed under "REGULAR REDEMPTIONS." Neither the Trust nor ALPS will be responsible for the authenticity of exchange instructions received by telephone or facsimile except as set forth under "HOW TO REDEEM FUND SHARES - BY TELEPHONE AND FACSIMILE."

The Trust can provide you with information concerning certain limitations on the exchange privilege, including those related to frequency. The Trust may modify or terminate the exchange privilege but will not materially change or terminate it without giving shareholders 60 days' written notice.

HOW ARE FUND SHARES VALUED? The price at which you buy, sell or exchange Fund shares is the share price or net asset value (NAV). The share price for the Fund is determined by adding the value of the Fund's investments, cash and other assets, deducting liabilities, and then dividing that value by the total number of the Fund's shares outstanding. The Fund normally calculates its NAV at 5:00 p.m. Eastern time, on each day the New York Stock Exchange is open for business (a "Business Day").

The Trustees have established procedures designed to maintain a stable net asset value of $1.00 per share, to the extent reasonably possible. More particularly, the Trustees have approved and adopted procedures under Rule 2a-7. Under guidelines of Rule 2a-7, the Fund uses the amortized cost method to value its portfolio securities. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period of maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

WHAT IS THE EFFECT OF FEDERAL INCOME TAX ON THIS INVESTMENT? While municipal investors are generally exempt from federal income taxes, each investor should independently ascertain its tax status. With respect to investors who are not exempt from federal income taxes, dividends derived from net investment income and short term capital gains are taxable as ordinary income distributions and are taxable when paid, whether investors receive distributions in cash or reinvest them in additional shares, except that distributions declared in December and paid in January are taxable as if paid on December 31. The Fund will send to non-exempt investors an IRS Form 1099-DIV showing their taxable distributions for the past calendar year.

The Fund has qualified and intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). This qualification will relieve the Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the Code and it meets other requirements for qualification as set forth in the Code.

The information above is only a summary of some of the federal tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal taxes, investors may be subject to state or local taxes on their investment. Investors should consult their tax advisor to determine whether the Fund is suitable to their particular tax situation.

When investors sign their account application, they will be asked to certify that their social security or taxpayer identification number is correct, that they are not subject to backup withholding for failing to report income to the IRS, and that they are a U.S. person. If investors violate IRS regulations, the IRS can require the Fund to withhold a portion of taxable distributions and redemptions.

The Fund declares dividends from net investment income daily and pays such dividends monthly. The Fund intends to distribute substantially all of its net investment income and capital gains, if any, to shareholders each calendar year as well as on a fiscal year basis.

Since all of the Fund's net investment income is expected to be derived from earned interest, it is anticipated that all dividends paid by the Fund will be taxable as ordinary income to those shareholders who are not exempt from federal income taxes, and that no part of any distribution will be eligible for the dividends received deduction for corporations.

DISTRIBUTION PLAN

The Trustees have adopted a distribution plan on behalf of Class II of the Fund pursuant to Rule 12b-1 (the "Rule") under the 1940 Act. The distribution plan provides for payment of a fee to ADI at the annual rate of up to 0.25% of the average net assets of Class II for distribution-related services. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The aforementioned services include, but are not limited to the following: formulation and implementation of marketing and promotional activities, such as mail promotions and television, radio, newspaper, magazine and other mass media advertising; preparation, printing and distribution of sales literature; preparation, printing and distribution of prospectuses and reports to recipients other than existing shareholders; obtaining such information, analysis and reports with respect to marketing and promotional activities as ADI may, from time to time, deem advisable; making payments to securities dealers and others engaged in the sales of Class II shares of the Fund; and providing training, marketing and support to such dealers and others with respect to the sale of Class II shares of the Fund. The distribution fee is an expense of Class II in addition to the management fee, and administration fee, and will reduce the net income and total return of that Class.

PRIVACY POLICY

The Fund collects nonpublic personal information about its customers(1) from the following sources:

  - Account Applications and other forms, which may include a customer's name, address, social security number, and information about a customer's investment goals and risk tolerance;
  - Account History, including information about the transactions and balances in a customer's account; and
  - Correspondence, written, or telephonic, between a customer and the Fund or service providers to the Fund.

The Fund will not release information about its customers or their accounts unless one of the following conditions is met:

  -  Prior written consent is received.
  - The Fund believes the recipient to be the fund customer or the customer's authorized representative.
  -  The Fund is required by law to release information to the recipient.

The Fund does not give or sell information about its customers or their fund accounts to any other company, individual, or group.

The Fund will only use information about its customers and their accounts to attempt to better serve their investment needs or to suggest services or educational materials that may be of interest to them.

The Fund restricts access to nonpublic personal information about customers to those employees who need to know that information in order to provide products or services. The Fund may also share personal information with companies that it hires to provide support services. When the Fund shares personal information with service providers, it protects that personal information with a strict confidentiality agreement. The Fund also maintains physical, electronic and procedural safeguards that comply with federal standards to guard customers' nonpublic personal information.

The Fund will adhere to the policies and practices described in this notice for current and former shareholders of the Fund.

(1)FOR PURPOSES OF THIS NOTICE, THE TERMS "CUSTOMER" OR "CUSTOMERS" INCLUDES BOTH SHAREHOLDERS OF THE FUND AND INDIVIDUALS WHO PROVIDE NONPUBLIC PERSONAL INFORMATION TO THE FUND, BUT DO NOT INVEST IN FUND SHARES.

FINANCIAL HIGHLIGHTS

The Fund is newly created and has no financial history.

                       THIS PAGE INTENTIONALLY LEFT BLANK

ADDITIONAL INFORMATION ABOUT THE FUND

You can request other information, including a Statement of Additional Information, Annual Report, or Semi-Annual Report, free of charge, by contacting the Funds at 800.862.3040 or writing to ALPS at 1625 Broadway, Suite 2200, Denver, Colorado 80202.

The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference, which means that it is legally part of the Prospectus. You may review and copy, upon payment of a duplicating fee, the Fund's Statement of Additional Information, at the SEC's Public Reference Room in Washington, D.C. You also can obtain this information, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The SEC also maintains a Web site located at http://www.sec.gov that contains the SAI, material incorporated herein by reference, and other information regarding the Fund. For more information about the operation of the Public Reference Room, please call the SEC at 202.942.8090.

AMERICAN FREEDOM FUNDS

  -  Are NOT insured by the FDIC, a bank or any agency of the U.S. Government.

  -  Are NOT bank deposits or other obligations of or guaranteed by a bank.

  - Involve investment risks, including the possible loss of the principal amount invested.

[AMERICAN FREEDOM FUNDS LOGO]

             ALPS DISTRIBUTORS, INC., distributor for the American Freedom Funds

                                       Investment Company Act File No. 811-08194

                              ARISTATA EQUITY FUND
                           ARISTATA QUALITY BOND FUND
                    ARISTATA COLORADO QUALITY TAX-EXEMPT FUND

                                   PMB Box 610
                           303 16th Street, Suite 016
                           Denver, Colorado 80202-5657

                                 August 28, 2003

General & Account Information: 800.644.8595

                       STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information ("SAI") is not a prospectus and is only authorized for distribution when preceded or accompanied by the Prospectus for shares of the Aristata Equity Fund (the "Equity Fund"), the Aristata Quality Bond Fund (the "Bond Fund"), or the Aristata Colorado Quality Tax-Exempt Fund (the "Tax-Exempt Fund") (collectively, the "Funds"), dated August 28, 2003 (the "Prospectus"). This SAI contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus may be obtained without charge by writing or calling the Funds at the address and information number printed above. The Funds' most recent Annual Report is incorporated herein by reference, and can be obtained, free of charge, by calling the toll-free number printed above.

                                TABLE OF CONTENTS

                                                                            PAGE
INVESTMENT POLICIES AND RISKS                                                 1
     Bank Obligations                                                         1
     Commercial Paper                                                         1
     Common Stock                                                             1
     Corporate Debt Securities                                                1
     Preferred Stock                                                          2
     Repurchase Agreements                                                    2
     Reverse Repurchase Agreements                                            2
     Variable and Floating Rate Demand and Master Demand Notes                3
     Loans of Portfolio Securities                                            3
     Mortgage-Related Securities                                              4
     Foreign Securities                                                       4
     Foreign Currency Transactions                                            5
     Depositary Receipts                                                      6
     Real Estate Securities                                                   6
     Investment Company Securities                                            7
     U.S. Government Securities                                               7
     Forward Commitment and When-Issued Securities                            8
     Colorado Municipal Obligations and Special Risk Considerations           8
     Illiquid Securities                                                     10
     Zero Coupon Securities                                                  11

INVESTMENT RESTRICTIONS                                                      11

PORTFOLIO TURNOVER                                                           14

MANAGEMENT                                                                   15
     Trustees and Officers                                                   15
     Adviser                                                                 20

CODE OF ETHICS                                                               21

PROXY VOTING POLICIES AND PROCEDURES                                         21

DISTRIBUTION OF FUND SHARES                                                  21

ADMINISTRATOR, TRANSFER AGENT, BOOKKEEPING AND PRICING AGENT                 21

FEES AND EXPENSES                                                            22

DETERMINATION OF NET ASSET VALUE                                             23

                                        i
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
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                               23

PORTFOLIO TRANSACTIONS                                                       24

TAXATION                                                                     26
     The Tax-Exempt Fund                                                     31

OTHER INFORMATION                                                            31
     Capitalization                                                          31
     Voting Rights                                                           32
     Principal Shareholders                                                  33
     Custodian and Transfer Agent                                            34
     Yield and Performance Information                                       34
     Tax-Equivalent Yield Calculations                                       36
     Independent Accountants                                                 37
     Registration Statement                                                  37

FINANCIAL STATEMENTS                                                         38

APPENDIX A: KEY TO MOODY'S BOND RATINGS                                     A-1

KEY TO STANDARD & POOR'S BOND RATINGS                                       A-2

APPENDIX B: PROXY VOTING POLICIES AND PROCEDURES                            A-4

                                       ii
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                          INVESTMENT POLICIES AND RISKS

         The Trust is an open-end, management investment company with multiple diversified and one non-diversified investment portfolios. The Trust is a Delaware business trust established under a Declaration of Trust dated November 30, 1993. Three of its investment portfolios are discussed in this SAI.

         The Prospectus discusses the investment objectives of the Funds and the policies to be employed to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize, and certain risks attendant to such investments, policies and strategies.

         BANK OBLIGATIONS (All Funds). These obligations include negotiable certificates of deposit and bankers' acceptances. A description of the banks, the obligations of which the Funds may purchase, is set forth in the Prospectus. A certificate of deposit is a short-term, interest-bearing negotiable certificate issued by a commercial bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date.

         COMMERCIAL PAPER (All Funds). Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions and similar taxable instruments issued by government agencies and instrumentalities. All commercial paper purchased by the Funds is, at the time of investment, (i) rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs"), (ii) issued or guaranteed as to principal and interest by issuers having an existing debt security rating in one of the two highest rating categories by a least two NRSROs, or (iii) securities which, if not rated or single rated, are, in the opinion of the Funds' adviser, of an investment quality comparable to rated commercial paper in which the Funds may invest. See "VARIABLE AND FLOATING RATE AND MASTER DEMAND NOTES."

         COMMON STOCK (Equity Fund). Common stock represents the residual ownership interest in the issuer after all of its obligations and preferred stock are satisfied. Common stock fluctuates in price in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market volatility. Furthermore, the Fund may invest in smaller companies. Small companies may have limited product lines, markets or financial resources; may lack depth of experience; and may be more vulnerable to adverse general market or economic developments than larger company issues, and can display abrupt or erratic movements at times, due to limited volumes and less publicly available information.

         CORPORATE DEBT SECURITIES (Equity Fund and Bond Fund). Fund investment in these securities is limited to corporate debt securities (corporate bonds, debentures, notes and similar corporate debt instruments) which meet the rating criteria established for each Fund.

         The ratings of Standard & Poor's Corporation ("S&P"), Moody's Investors Service ("Moody's"), Inc., and other NRSROs represent their respective opinion as to the quality of the obligations they undertake to rate (a description of S&P's and Moody's ratings is attached hereto as Appendix A). Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, the Funds' adviser will consider such event in its determination of whether the Fund should continue to hold the security. To the extent the ratings given by an NRSRO may change as a result of changes in such organizations or their rating systems, the adviser will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI.

         It is possible that unregistered securities purchased by a Fund in reliance upon Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

         PREFERRED STOCK (Equity Fund). Preferred stock has a preference over common stock in liquidation and generally in dividends as well, but is subordinated to the liabilities of the issuer in all respects. Preferred stock may or may not be convertible into common stock. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

         REPURCHASE AGREEMENTS (All Funds). The Funds may invest in securities subject to repurchase agreements with U.S. banks or broker-dealers. Such agreements may be considered to be loans by the Funds for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"). A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed-upon rate is unrelated to the interest rate on that security. The adviser will monitor the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the security always equals or exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, the funds may have problems in exercising their rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities.

         REVERSE REPURCHASE AGREEMENTS (All Funds). A Fund may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a Fund will maintain in a segregated account cash, or other

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liquid assets (as determined by the board) of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

         VARIABLE AND FLOATING RATE DEMAND AND MASTER DEMAND NOTES (All Funds). The Funds may acquire variable and floating rate instruments as described in the Prospectus. Variable and floating rate instruments are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by a Fund will be determined by the adviser under guidelines established by the board of trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase by the Funds. In making such determinations, the adviser will consider the earning power, cash flows and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, investment banking, bank holding and other companies) and will continuously monitor their financial condition. There may not be an active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund. The absence of such an active secondary market could make it difficult for a Fund to dispose of the variable or floating rate instrument involved. In the event the issuer of the instrument defaulted on its payment obligations, a Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable and floating rate instruments may be secured by bank letters of credit, guarantees or lending commitments.

         Instruments having variable or floating interest rates or demand features may be deemed to have remaining maturities as follows: (a) a U.S. government security with a variable rate of interest readjusted no less frequently than every 762 days may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) an instrument with a floating rate of interest, the principal amount of which is scheduled on the face of the instrument to be paid in 397 days or less, may be deemed to have a maturity equal to one day; (c) an instrument with a variable rate of interest, the principal amount of which is scheduled on the face of the investment to be paid in more than 397 days, and that is subject to a demand feature may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (d) an instrument with a variable rate of interest, the principal amount of which is scheduled to be paid in 397 days or less may be deemed to have a maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; and (e) an instrument with a floating rate of interest, the principal amount of which is scheduled to be paid in more than 397 days, that is subject to a demand feature, may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

         LOANS OF PORTFOLIO SECURITIES (Equity Fund and Bond Fund). The Equity Fund and Bond Fund may lend their portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, other high-grade debt obligations or cash or letters of credit maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Funds may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Funds will receive any interest or dividends paid on the loaned securities.

         The Funds will earn income for lending their securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, the

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Funds may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

         MORTGAGE-RELATED SECURITIES (Equity and Bond Fund). There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA mortgage pass-through certificates (also known as "GINNIE MAES") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA guaranteed mortgage passthrough certificates (also known as "FANNIE MAEs") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC mortgage participation certificates (also known as "FREDDIE MACs" or "PCS"). FHLMC is a corporate instrumentality of the United States, created pursuant to an act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage but in no event later than one year after it becomes payable.

         FOREIGN SECURITIES (Equity Fund and Bond Fund). The Funds may invest directly in both sponsored and unsponsored U.S. dollar or foreign currency-denominated corporate securities (including preferred or preference stock in the case of the Equity Fund), certificates of deposit and bankers' acceptances issued by foreign banks, and obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. There may be less information available to the Funds concerning unsponsored securities, for which the paying agent is located outside the United States.

         The Equity Fund will ordinarily purchase foreign securities traded in the United States. The Equity Fund and Bond Fund may purchase the securities of foreign issuers directly in foreign markets, although the Equity Fund does not intend to invest more than 5% of its net assets directly in foreign markets, although it may invest up to 10% of its net assets in American Depositary Receipts ("ADRs"), discussed below. Securities of foreign issuers that are not listed on a recognized domestic or foreign securities exchange are deemed to be illiquid investments subject to a limitation of no more than 15% of the Fund's net assets. See "ILLIQUID INVESTMENTS" below.

         The Equity Fund may also invest directly in foreign equity securities and in securities represented by European Depositary Receipts ("EDRs") or ADRs. ADRs are dollar-denominated receipts generally issued by domestic banks which represent the deposit with the bank of a security of a foreign issuer, and which are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to unsponsored ADR programs. Because the non-U.S. company does not actively participate in the creation of the ADR program, the underlying agreement for service and payment will be between the depositary and the shareholder. The company issuing the stock underlying the ADRs pays nothing to establish the unsponsored facility, as fees for ADR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment.

         In addition, in an unsponsored ADR program, there may be several depositaries with no defined legal obligations to the non-U.S. company. The duplicate depositaries may lead to marketplace confusion because there would be no central source of information to buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports.

         Changes in foreign exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. The Funds do not intend to invest more than 5% net assets directly in foreign markets.

         FOREIGN CURRENCY TRANSACTIONS (Equity Fund and Bond Fund). The Equity Fund and Bond Fund may enter into forward foreign currency exchange contracts for hedging purposes in anticipation of or in order to attempt to minimize the effect of fluctuations in the level of future foreign exchange rates. The Funds will set aside cash or other liquid assets in an amount at least equal to the market value to the instruments underlying the contract, less the amount of initial margin.

         Since the Funds may invest in securities denominated in currencies other than the U.S. dollar, and since those funds may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, a Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates will influence values within the Fund from the perspective of U.S. investors. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

         Those Funds that purchase foreign currency-denominated securities may enter into foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted between currency traders (usually large commercial banks) and their customers. Forward foreign currency exchange contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

         DEPOSITARY RECEIPTS (Equity Fund). The Fund may invest up to 10% of its net assets in the securities of foreign issuers in the form of ADRs, EDRs, and other depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and EDRs and CDRs in bearer form are designed for use in Europe. The Fund may invest in ADRs, EDRs and CDRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

         There are certain risks associated with investments in unsponsored ADR and EDR programs. Because the non-U.S. company does not actively participate in the creation of the ADR or EDR program, the underlying agreement for service and payment will be between the depositary and the shareholder. The company issuing the stock underlying the ADRs or EDRs pays nothing to establish the unsponsored facility, as fees for ADR or EDR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment.

         In an unsponsored ADR or EDR program, there also may be several depositaries with no defined legal obligations to the non-U.S. company. The duplicate depositaries may lead to marketplace confusion because there would be no central source of information to buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual resorts.

         In addition, with respect to all ADRs and EDRs, there is always the risk of loss due to currency fluctuations.

         REAL ESTATE SECURITIES (Equity Fund). The Fund may invest in Real Estate Investment Trusts ("REITs"). Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Although the Fund will not invest directly in real estate, the Fund may invest in equity securities of issuers primarily engaged in or related to the real estate industry. Therefore, an investment in REITs is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the REITs' investments are concentrated geographically, by property type or in certain other respects, the REITs may be subject to certain of the foregoing risks to a greater extent. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the U.S. Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act.

         REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

         Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

         INVESTMENT COMPANY SECURITIES (All Funds). The Funds may invest in securities issued by other investment companies. Each Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Funds as a whole.

         U.S. GOVERNMENT SECURITIES (All Funds). U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Treasury bills, which have a maturity of up to one year, are direct obligations of the United States and are the most frequently issued marketable U.S. Government security. The U.S. Treasury also issues securities with longer maturities in the form of notes and bonds.

         U.S. Government agency and instrumentality obligations are debt securities issued by U.S. Government-sponsored enterprises and Federal agencies. Some obligations of agencies are supported by the full faith and credit of the United States or by U.S. Treasury guarantees, such as mortgage-backed certificates, which may be guaranteed by the Government National Mortgage Association; others, such as obligations of the Federal Home Loan Banks, Federal Farm Credit Bank, Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal Land Bank, are guaranteed by the right of the issuer to borrow from the U.S. Treasury; others, such as obligations of the Federal National Mortgage Association, are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as obligations of the Student Loan Marketing Association and the Tennessee Valley Authority, are backed only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

         Although U.S. Government securities generally do not involve the credit risks associated with other types of fixed income securities, the market values of U.S. Government securities do go up and down as interest rates change. Thus, for example, the value of an investment in a Fund that holds U.S. Government securities may fall during times of rising interest rates. Yields on U.S. Government securities tend to be lower than those on corporate securities of comparable maturities.

         FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES (All Funds). The Funds may purchase when-issued securities and make contracts to purchase securities for a fixed price at a future date beyond customary settlement time if a Fund holds, and maintains until the settlement date in a segregated account, cash or other liquid assets in an amount sufficient to meet the purchase price, or if the Funds enter into offsetting contracts for the forward sale of other securities it owns. Purchasing securities on a when-issued basis and forward commitments involve a risk of loss if the value of the security to be purchased declines and prior to the settlement date, which risk is in addition to their risk of decline in value of the Fund's other assets. No income accrues on securities purchased on a when-issued basis prior to the time delivery of the securities is made, although the Fund may earn interest on securities it has deposited in the segregated account because it does not pay for the when-issued securities until they are delivered. Investing in when-issued securities has the effect of (but is not the same as) leveraging the Fund's assets. Although the Fund would generally purchase securities on a when-issued basis or enter into forward commitments with the intention of actually acquiring securities, the Fund may dispose of a when-issued security or forward commitment prior to settlement, if the Adviser deems it appropriate to do so. The Fund may realize short-term profits or losses upon such sales.

         COLORADO MUNICIPAL OBLIGATIONS AND SPECIAL RISK CONSIDERATIONS (Tax-Exempt Fund). The ability of this Fund to achieve its investment objective depends on the ability of issuers of Colorado municipal obligations to meet their continuing obligations for the payment of principal and interest.

         The concentration of the Tax-Exempt Fund in securities issued by governmental units of only one state exposes the Fund to risks greater than those of a more diversified portfolio holding securities issued by governmental units of different states and different regions of the country.

         Many municipal debt obligations, including many lower-rated tax-exempt obligations, permit the issuers to call the security and thereby redeem their obligations earlier than the stated maturity dates. Issuers are more likely to call tax-exempt obligations during periods of declining interest rates. In these cases, if the Fund owns a tax-exempt obligation which is called, the Fund will receive its return of principal earlier than expected and would likely be required to reinvest the proceeds at lower interest rates, thus reducing income to the Fund.

         The Fund believes the information summarized below describes some of the more significant developments relating to securities of (i) municipalities or other political subdivisions or instrumentalities of the state of Colorado (the "state") which rely, in whole or in part, on ad valorem real property taxes and subdivisions or (ii) the state. The sources of such information include the official publications of the state, as well as other publicly available documents. The Fund has not independently verified any of the information contained in such official publications and other publicly available documents, but is not aware of any facts, which would render such information inaccurate.

         Colorado is the most populous state in the Rocky Mountain region. The state has four distinct geographic and economic areas. Two are in the eastern half of the state: the EASTERN PLAINS are flat, open, and largely devoted to agriculture; the FRONT RANGE contains the major metropolises. The remaining two areas are in the western half of the state: the ROCKY MOUNTAINS, and the WESTERN SLOPE (consisting of lands along the Utah border). A significant portion of the land in the western half of the state is heavily forested and mountainous and is owned by the federal government and devoted to national parks or forests.

         The state's population and wealth are concentrated in the Front Range, principally in four major metropolitan areas: Denver/Boulder, Colorado Springs, Fort Collins/Greeley, and Pueblo. Denver, the state capital, is the major economic center in the state and the Rocky Mountain region, having developed as a regional center for transportation, communication, finance, and banking. More recently, the Front Range area has attracted advanced-technology industries.

         The state's economy is sensitive to the national economy, leading to economic performance that depends a great deal on economic performance at the national level.

         Because of limitations contained in the state constitution, the State of Colorado issues no general obligation bonds secured by the full faith and credit of the state. Several agencies and instrumentalities of state government, however, are authorized by statute to issue bonds secured by revenues from specific projects and activities. Additionally, the state currently is authorized to issue short-term revenue anticipation notes.

         There are approximately 2,400 units of local government in Colorado, including counties, statutory cities and towns, home-rule cities and counties, school districts and a variety of water, irrigation, and other special districts and special improvement districts, all with various constitutional and statutory authority to levy taxes, generate revenues, and incur indebtedness. The major source of revenue for funding such indebtedness is the ad valorem property tax, which presently is levied and collected solely at the local level, although the state is also authorized to levy such taxes. There is a statutory restriction on the amount of annual increases in taxes that can be levied by the various taxing jurisdictions in Colorado without electoral approval.

         The major risks to a continued economic recovery in Colorado are reduced federal expenditures, cessation of large public works projects in the state, a drop in tourism caused by the lack of any state-sponsored advertising, and reduced commercial and residential real estate values. Any of these potential events could adversely affect the Colorado economy and local governmental revenues.

         Additionally, on November 3, 1992, Colorado voters approved an amendment to the Colorado Constitution, which is commonly referred to as the Taxpayer's Bill of Rights ("TABOR"). TABOR imposes various limits and new requirements on spending by the State of Colorado and all Colorado local governments. In general, the effect of the amendment was to limit the ability of the State and local governments to increase revenues and expenditures, issue debt and enter into other financial obligations, and raise taxes.

         There can be no assurance that these, or other events, will not negatively affect the market value of the securities of the Fund or the ability of municipal entities to pay their debt obligations in a timely manner.

         ILLIQUID SECURITIES. It is the policy of the Funds that illiquid securities whose transfer is restricted by law (including certain securities unregistered under federal securities law) and other illiquid securities (including repurchase agreements of more than seven days' duration, variable and floating rate demand and master demand notes not requiring receipt of the principal note amount within seven days notice and securities of foreign issuers that are not listed on a recognized domestic or foreign securities exchange) may not constitute, at the time of purchase or at any time, more than 15% of the value of the total net assets of the fund in which they are held. Securities with restrictions on resale by that have a readily available market are not deemed illiquid for purposes of this limitation.

         The Funds have adopted a policy with respect to investments in illiquid securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         The Funds may also invest in restricted securities issued under Section 4(2) of the Securities Act, which exempts from registration "transactions by an issuer not involving any public offering." Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer and only to institutional investors; they cannot be resold to the general public without registration. Restricted securities issued under Section 4(2) of the Securities Act will be treated as liquid if determined to be liquid by the adviser pursuant to the procedures adopted by the board.

         The Securities and Exchange Commission has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act applicable to resales of certain securities to qualified institutional buyers. The adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this new regulation and the development of automated systems for the trading clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL system sponsored by the National Association of Securities Dealers, Inc. (the "NASD"). Consequently, it is the intent of the Fund to invest, pursuant to procedures established by the board of trustees and subject to applicable investment restrictions, in securities eligible for resale under Rule 144A which are determined to be liquid based upon the trading markets for the securities.

         The adviser will monitor the liquidity of restricted securities in the Funds' portfolio under the supervision of the trustees. In reaching liquidity decisions, the adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security over the course of six months or as determined in the discretion of the adviser; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers over the course of six months or as determined in the discretion of the adviser, (3) dealer undertakings to make a market in the security; (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer), and (5) other factors, if any, which the adviser deems relevant. The adviser will also monitor the purchase of Rule 144A securities to assure that the total of all Rule 144A securities held by a fund do not exceed 15% of the fund's average daily net assets. Rule 144A securities, which are determined to be liquid based upon their trading markets, will not, however, be required to be included among the securities considered to be illiquid.

         ZERO COUPON SECURITIES (All Funds). The Funds may invest in "zero coupon" fixed income securities. These securities accrue interest at a specified rate, but do not pay interest in cash on a current basis. The Funds are required to distribute the income on these securities to Fund shareholders as the income accrues, even though the Funds are not receiving the income in cash on a current basis. Thus the Funds may have to sell other investments to obtain cash to make income distributions at times when the Adviser would not otherwise deem it advisable to do so. The market value of zero coupon securities is often more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity.

                             INVESTMENT RESTRICTIONS

         The following are restrictions for each Fund. Numbers 2, 3, 4, 7, 8, and 12 are fundamental restrictions. Those restrictions that are identified as fundamental may not be changed except by a majority of a Fund's outstanding voting securities. A "majority of a Fund's outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented in person or by proxies or (ii) more than 50% of the outstanding shares. The other restrictions may be changed by the Board of Trustees without shareholder vote.

         Each fund, except as indicated, may not:

         (1) Invest more than 15% of the value of its net assets in investments which are illiquid (including repurchase agreements having maturities of more than seven calendar days, variable and floating rate demand and master demand notes not requiring receipt of principal note amount within seven days notice and securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange);

         (2) Borrow money or pledge, mortgage or hypothecate its assets, except that a fund may enter into reverse repurchase agreements or borrow from banks up to 30% of the current value of its total assets for temporary or emergency purposes and those borrowings may be secured by the pledge of not more than 15% of the current value of such fund's total net assets (but investments may not be purchased by a fund while borrowings from banks exceed 5% of such Fund's net assets);

         (3) Issue senior securities, except insofar as a fund may be deemed to have issued a senior security in connection with any repurchase agreement or any permitted borrowing;

         (4) Lend more than 30% in value of the Fund's securities, including investments in repurchase agreements, to broker-dealers or other financial organizations. All such loans will be collateralized by cash, U.S. Government obligations or other high-grade debt obligations that are maintained at all times in an amount equal to at least 102% of the current value of loaned securities. The Tax-Exempt Fund will not lend its portfolio securities;

         (5) Invest in companies for the purpose of exercising control or management;

         (6) Invest more than 10% of its total assets in shares of other investment companies;

         (7) Invest in real property or mortgage loans (including limited partnership interest but excluding real estate investment trusts and master limited partnerships), commodities, commodity contracts, or oil, gas and other mineral resource, exploration, development, lease or arbitrage transactions, provided that the Fund may invest in collateralized mortgage obligations;

         (8) Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act;

         (9) Sell securities short, except to the extent that a fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

         (10) Purchase securities on margin, except that a fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

         (11) Purchase or retain the securities of any issuer, if the individual officers and Trustees of the Funds, the Adviser or the Distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

         (12) (Equity Fund and Bond Fund only) Purchase a security if, as a result, more than 25% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) this limitation shall not apply to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry;

         (13) Invest more than 5% of its net assets in warrants which are unattached to securities, included within that amount no more than 2% of the value of the Fund's net asset, may be warrants which are not listed on the New York or American Stock Exchanges;

         (14) Write, purchase or sell puts, calls or combinations thereof, except that the Funds may purchase or sell puts and calls as otherwise described in the prospectus or SAI; however, no fund will invest more than 5% of its total assets in these classes of securities for purposes other than bona fide hedging;

         (15) Invest more than 5% of the current value of its total assets in the securities of companies which, including predecessors, have a record of less than three years continuous operation;

         (16) Acquire the outstanding voting securities of any one issuer if, immediately after and as a result of such investment, the current market value of the holdings of the Fund in the securities of such issuer exceeds 10% of the market value of such issuers outstanding voting securities; or

         (17) Pledge more than 15% of its net assets to secure indebtedness; the purchase or sale of securities on a "when-issued" basis is not deemed to be a pledge of assets.

         The Tax-Exempt Fund will not make loans except that the Fund may invest in Colorado obligations which it is permitted to buy.

         As a matter of fundamental policy, the Tax-Exempt Fund will invest, under normal market conditions, at least 80% of its net assets in bonds whose interest is exempt from federal and personal income taxes.

         With respect to 75% of its assets, no Fund (except the Tax-Exempt
Fund), will invest more than 5% of its total assets in the securities of any one issuer (except for U.S. Government securities). In addition, no Fund will purchase more than 10% of the outstanding voting securities of any one issuer.

         The Tax-Exempt Fund is classified as a "non-diversified" investment company under the 1940 Act. The Fund also intends to qualify as a "regulated investment company" under the Internal Revenue Code (the "Code"). One of the tests for such qualification under the Code is, in general, that at the end of each fiscal quarter of the Fund, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). If the Fund had elected to register under the 1940 Act as a "diversified" investment company, it would have to meet the same test as to 75% of its assets. The Tax-Exempt Fund may therefore not have as much diversification among securities, and thus diversification of risk, as if it had made this election under the 1940 Act. In general, the more the Fund invests in the securities of specific issuers, the more the Fund is exposed to risks associated with investments in those issuers. The Tax-Exempt Fund's assets, being primarily or entirely Colorado issues, are accordingly subject to economic and other conditions affecting Colorado.

         If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's investments will not constitute a violation of such limitation, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days) and investments in illiquid securities which exceed 15% of net assets will be reduced as promptly as possible to adhere to such limitation. Otherwise, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund's assets.

         The Funds may hold up to 100% of their assets in cash or short-term debt securities for temporary defensive purposes. The Funds will adopt a temporary defensive position when, in the opinion of the Adviser, such a position is more likely to provide protection against adverse market conditions than adherence to the Funds' other investment policies. The types of short-term instruments in which the Funds may invest for such purposes include short-term money market securities such as repurchase agreements and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate paper rated at the time of purchase at least within the "A" rating category by Standard & Poor's or within the "Prime" category by Moody's (or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" rating category by S&P or within the "Prime" category by Moody's).

                               PORTFOLIO TURNOVER

         Changes may be made in the portfolio consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. Portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for the period and dividing it by the monthly average of the market value of such securities during the period.

         The Adviser has employed and will continue to use a securities selection style based on fundamental research analysis and techniques which focuses on the long-term business, industry, and economic cycle. This long-term cyclical view typically results in a low turnover strategy. Because of this long-term investment perspective and the desire to minimize net short-term capital gains, the Funds generally will not engage in the trading of securities for the purposes of realizing short-term profits.

Short-term realized capital gains cannot be eliminated, however, as certain market conditions may, in the Adviser's best judgment, warrant realizing such gains.

                                   MANAGEMENT

TRUSTEES AND OFFICERS

         The Funds are three of seven separate series under the Trust. The Trust's Board of Trustees oversees the overall management of each series of the Trust and elects the officers of the Trust. The principal occupations for the past five years of the Trustees and executive officers of the Trust are listed below.

                        INTERESTED TRUSTEES AND OFFICERS

                                                                                                                       NUMBER OF
                                     POSITION(S)      TERM OF OFFICE        PRINCIPAL OCCUPATION(S) DURING        PORTFOLIOS IN FUND
                                      HELD WITH        AND LENGTH OF           PAST 5 YEARS* AND OTHER              COMPLEX OVERSEEN
  NAME, ADDRESS & AGE                   FUNDS           TIME SERVED         DIRECTORSHIPS HELD BY TRUSTEE             BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
W. ROBERT ALEXANDER, age 75,       Trustee and      W. Robert Alexander   Mr. Alexander is the Chief Executive            7
1625 Broadway, Suite 2200          Chairman         was elected by the    Officer and Chairman of ALPS and
Denver, Colorado 80202                              initial shareholder   ADI, which provide administration
                                                    in December 1993.     and distribution services,
                                                                          respectively, for proprietary mutual
                                                                          fund complexes. Mr. Alexander is
                                                                          also the Chairman of ALPS Financial
                                                                          Services, Inc. and ALPS Advisors,
                                                                          Inc. Mr. Alexander was Vice Chairman
                                                                          of First Interstate Bank of Denver,
                                                                          responsible for Trust, Private
                                                                          Banking, Retail Banking, Cash
                                                                          Management Services and Marketing.
                                                                          Mr. Alexander is currently a member
                                                                          of the Board of Trustees of the
                                                                          Hunter and Hughes Trusts as well as
                                                                          Financial Investors Variable
                                                                          Insurance Trust. Because of his
                                                                          affiliation with ALPS and ADI,
                                                                          Mr. Alexander is considered an
                                                                          "interested" Trustee of Financial
                                                                          Investors Trust.

EDMUND J. BURKE, age 42            President                              Mr. Burke is President and Director
1625 Broadway, Suite 2200                                                 of ALPS and ADI. Mr. Burke joined
Denver, Colorado  80202                                                   ALPS in 1991 as Vice President and
                                                                          National Sales Manager. Because of
                                                                          his positions with ADI and ALPS,
                                                                          Mr. Burke is deemed an affiliate of the
                                                                          Trust as defined under the 1940 Act.

JOHN JEFFREY DOHSE, age 61,        Vice President                         Executive Vice President of TEMPEST
1380 Lawrence Street, Suite 1050                                          INVESTMENT COUNSELORS, INC., since
Denver, Colorado 80204                                                    July 1983.

H. DAVID LANSDOWNE, age 56,        Vice President                         President and CEO of TEMPEST
1380 Lawrence Street, Suite 1050                                          INVESTMENT COUNSELORS, INC., since
Denver, Colorado 80204                                                    January 1998. Mr. Lansdowne joined
                                                                          TEMPEST as Director of Research in
                                                                          1983.

JEREMY O. MAY, AGE 33,             Treasurer                              Mr. May is the Senior Vice President
1625 Broadway, Suite 2200                                                 of ALPS and ADI and is also the
Denver, Colorado, 80202                                                   Director of Mutual Funds Operations
                                                                          at ALPS. Mr. May joined ALPS in 1995
                                                                          as a Controller. Prior to joining
                                                                          ALPS, Mr. May was an auditor with
                                                                          Deloitte & Touche LLP in their
                                                                          Denver office. Because of his
                                                                          positions with ALPS and ADI, Mr. May
                                                                          is deemed an affiliate of the Trust
                                                                          as defined under the 1940 Act.

                        INTERESTED TRUSTEES AND OFFICERS


                                                                                                                       NUMBER OF
                                     POSITION(S)      TERM OF OFFICE        PRINCIPAL OCCUPATION(S) DURING        PORTFOLIOS IN FUND
                                      HELD WITH        AND LENGTH OF           PAST 5 YEARS* AND OTHER              COMPLEX OVERSEEN
  NAME, ADDRESS & AGE                   FUNDS           TIME SERVED         DIRECTORSHIPS HELD BY TRUSTEE             BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
TRACI A. THELEN, age 30,           Secretary                              Ms. Thelen is the General Counsel of
1625 Broadway, Suite 2200                                                 ALPS and ADI. Ms. Thelen joined ALPS
Denver, Colorado 80202                                                    and ADI in October 1999 as Associate
                                                                          Counsel. Prior to that, Ms. Thelen
                                                                          did contract work for various law
                                                                          firms in Boulder, Colorado. Because
                                                                          of her positions with ALPS and ADI,
                                                                          Ms. Thelen is deemed as affiliate of
                                                                          the Trust as defined under the 1940
                                                                          Act.

                              INDEPENDENT TRUSTEES

                                                                                                                       NUMBER OF
                                     POSITION(S)      TERM OF OFFICE        PRINCIPAL OCCUPATION(S) DURING        PORTFOLIOS IN FUND
                                      HELD WITH        AND LENGTH OF           PAST 5 YEARS* AND OTHER              COMPLEX OVERSEEN
  NAME, ADDRESS & AGE                   FUNDS           TIME SERVED         DIRECTORSHIPS HELD BY TRUSTEE             BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
MARY K. ANSTINE, age 62,           Trustee          Mary K. Anstine was   Ms. Anstine is the President/Chief              7
600 S. Cherry Street, Suite 217                     elected at a          Executive Officer of HealthONE,
Denver, Colorado 80246                              special meeting of    Denver, Colorado, and former
                                                    shareholders held     Executive Vice President of First
                                                    on March 21, 1997.    Interstate Bank of Denver.
                                                                          Ms. Anstine is also a Trustee/Director
                                                                          of the following: Denver Area
                                                                          Council of the Boy Scouts of
                                                                          America; Colorado Uplift Board; AV
                                                                          Hunter Trust; P/SL Auxiliary Board;
                                                                          Financial Investors Variable
                                                                          Insurance Trust; and a member of the
                                                                          Advisory Boards for the Girl Scouts
                                                                          Mile Hi Council. Ms. Anstine was a
                                                                          Director of: the Northern Trust Bank
                                                                          of Colorado from February 1998 until
                                                                          February 2002 and ALPS Distributors,
                                                                          Inc., from October 1995 to December
                                                                          1996; HealthONE; a member of the
                                                                          American Bankers Association Trust
                                                                          Executive Committee; and Director of
                                                                          the Center for Dispute Resolution.

EDWIN B. CROWDER, age 71,          Trustee          Edwin B. Crowder      Mr. Crowder currently operates a                7
2659 Grapewood Lane                                 was elected at a      marketing concern with operations in
Boulder, Colorado 80304                             special meeting of    the U.S. and Latin America. He has
                                                    shareholders held     previously engaged in business
                                                                          pursuits in the restaurant, oil and
                                                                          gas drilling, and real estate

                              INDEPENDENT TRUSTEES

                                                                                                                       NUMBER OF
                                     POSITION(S)      TERM OF OFFICE        PRINCIPAL OCCUPATION(S) DURING        PORTFOLIOS IN FUND
                                      HELD WITH        AND LENGTH OF           PAST 5 YEARS* AND OTHER              COMPLEX OVERSEEN
  NAME, ADDRESS & AGE                   FUNDS           TIME SERVED         DIRECTORSHIPS HELD BY TRUSTEE             BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                    on March 21, 1997.    development industries. Mr. Crowder
                                                                          is a former Director of Athletics
                                                                          and head football coach at the
                                                                          University of Colorado.

ROBERT E. LEE, age 68,             Trustee          Robert E. Lee was     Mr. Lee was a commercial bank                   7
10510 Lakeview Drive                                appointed as a        executive of First Interstate from
Hayden Lake, Idaho 83835                            Trustee at the        1980 through 1989. He is currently a
                                                    December 15, 1998,    Director of the following: Storage
                                                    meeting of the        Technology Corporation; ING
                                                    Board of Trustees.    Financial Services - North America;
                                                                          Meredith Capital Corporation; Source
                                                                          Capital Corporation; and Emeritus -
                                                                          The Denver Foundation.

JOHN R. MORAN, JR., age 73,        Trustee          John R. Moran was     Mr. Moran is President and CEO of               7
1600 Sherman Street                                 elected at a          The Colorado Trust, a private
Denver, Colorado 80203                              special meeting of    foundation serving the health and
                                                    shareholders held     hospital community in Colorado. An
                                                    on March 21, 1997.    attorney, Mr. Moran was formerly a
                                                                          partner with the firm of Kutak Rock
                                                                          & Campbell in Denver, Colorado and a
                                                                          member of the Colorado House of
                                                                          Representatives. Mr. Moran is a
                                                                          Director of the Conference of
                                                                          Southwest foundations. Mr. Moran is
                                                                          currently a Trustee of the
                                                                          following: the Hill Foundation; the
                                                                          Robert J. Kutak Foundation; Colorado
                                                                          Wildlife Heritage Foundation; and
                                                                          Financial Investors Variable
                                                                          Insurance Trust. Additionally, he is
                                                                          a member of the Treasurer's Office
                                                                          Investment Advisory Committee for
                                                                          the University of Colorado and the
                                                                          Alumni Council of the University of
                                                                          Denver College of Law. Formerly,
                                                                          Mr. Moran was a member of the Board of
                                                                          Directors and Treasurer of
                                                                          Grantmakers in Health.

* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

         Non-interested Trustees of the Trust receive an annual fee in the amount of $4,000 and an additional $1,500 for attending each Board meeting. The Trustees are reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings.

         For the Trust's fiscal year ended April 30, 2003, the non-interested Trustees were compensated as follows:

                                                         PENSION OR                 AGGREGATE
                                                         RETIREMENT     ESTIMATED   COMPENSATION
                                          AGGREGATE      BENEFITS       ANNUAL      FROM THE TRUST
                                          COMPENSATION   ACCRUED AS     BENEFITS    AND FUND
                                          FROM THE       PART OF FUND   UPON        COMPLEX PAID
                                          TRUST          EXPENSES       RETIREMENT  TO TRUSTEES
--------------------------------------------------------------------------------------------------
Mary K. Anstine, Trustee(1)               $  11,500      $  0           $  0        $  11,500
Edwin B. Crowder, Trustee(1)              $  11,500      $  0           $  0        $  11,500
Robert E. Lee, Trustee(1)                 $  11,500      $  0           $  0        $  11,500
John R. Moran, Jr., Trustee(1)            $  11,500      $  0           $  0        $  11,500

(1) Member of the Audit Committee.

         As of July 31, 2003, the trustees and officers of the Funds, as a group, own less than 1% of the Colorado Quality Tax-Exempt Fund, 6.04% of the Equity Fund, and 7.14% of the Quality Bond Fund.

         As of December 31, 2002, the dollar range of equity securities in the Funds beneficially owned by Trustees who are "interested persons" of the Trust were as follows:

INTERESTED TRUSTEES          DOLLAR RANGE OF EQUITY SECURITIES IN THE        AGGREGATE DOLLAR
                             FUND                                            RANGE OF EQUITY
                             ---------------------------------------------   SECURITIES IN ALL
                             EQUITY FUND   QUALITY BOND   COLORADO QUALITY   REGISTERED INVESTMENT
                                           FUND           TAX-EXEMPT FUND    COMPANIES OVERSEEN BY
                                                                             TRUSTEE IN FAMILY OF
                                                                             INVESTMENT COMPANIES
-------------------------------------------------------------------------------------------------
W. Robert Alexander          None          None           None               Over $ 100,000

         As of December 31, 2002, the dollar range of equity securities in the Funds beneficially owned by Trustees who are not "interested persons" of the Trust were as follows:

INDEPENDENT TRUSTEES         DOLLAR RANGE OF EQUITY SECURITIES IN THE        AGGREGATE DOLLAR
                             FUND                                            RANGE OF EQUITY
                             ---------------------------------------------   SECURITIES IN ALL
                             EQUITY FUND   QUALITY BOND   COLORADO           REGISTERED INVESTMENT
                                           FUND           QUALITY            COMPANIES OVERSEEN BY
                                                          TAX-EXEMPT FUND    TRUSTEE IN FAMILY OF
                                                                             INVESTMENT COMPANIES
-------------------------------------------------------------------------------------------------
Mary K. Anstine              None          None           None               None
Edwin B. Crowder             None          None           None               None
John R. Moran, Jr.           None          None           None               None
Robert E. Lee                None          None           None               None

                                     ADVISER

         TEMPEST INVESTMENT COUNSELORS, INC. ("TEMPEST"), 1380 Lawrence Street, Suite 1050, Denver, Colorado, acts as the investment adviser to the Funds. TEMPEST manages the investment and reinvestment of the assets of the Funds and continuously reviews, supervises and administers the Funds' investments. TEMPEST is responsible for placing orders for the purchase and sale of each Fund's investments directly with brokers and dealers selected by it in its discretion.

         The Investment Advisory Agreement ("Advisory Agreement") for the Funds became effective on February 20, 1998. Each Advisory Agreement was initially in effect for a two-year period and thereafter from year-to-year so long as such continuance is approved annually by a majority of the Funds' Trustees who are not parties to the Advisory Agreements or interested persons of any such party, and by either a majority of the outstanding voting shares or the Trustees of the Funds. Each Advisory Agreement: (i) may be terminated without the payment of any penalty by the Fund to TEMPEST on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the outstanding voting securities of such Fund.

         Each Advisory Agreement provides that the investment adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with its performance of services pursuant to each Advisory Agreement, except loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the investment adviser in the performance of its obligations under each Advisory Agreement.

         The Trustees take into consideration various factors in evaluating the renewal of an existing investment advisory agreement. The Trustees request and assess comprehensive information about the investment adviser's services, including a complete description of the nature, extent, and quality of the services which are provided to the Fund under the advisory agreement, a report on the Fund's compliance with applicable investment objectives, policies, and restrictions, and applicable requirements of the Internal Revenue Code, a report containing relevant performance data for the Fund, and comparisons of that performance data to the performance of a representative sample of comparable funds and to the performance of recognized indices. The Trustees also receive, from the adviser, recent financial statements, including a balance sheet and income statement, in order to assess the adviser's financial condition.

         After considering the nature and quality of the services to be provided by the adviser, the Trustees next evaluate the reasonableness of the compensation to be paid by the Fund to the adviser. Additionally, the Trustees consider the reasonableness of the adviser's potential profit, if any, projected from the fees under the advisory agreement. In analyzing the adviser's projected profitability, the Trustees consider the anticipated costs incurred by the adviser in providing such services. Moreover, when examining the adviser's projected profitability, the Trustees also determine whether the adviser, or any of its affiliates, would receive any quantifiable "fall-out" or collateral benefits as a result of the adviser providing services to the Fund. Collateral benefits are direct or indirect revenues or other benefits that the adviser or any of its affiliates receive that are attributable in some way to the existence of the Fund.

                                 CODE OF ETHICS

         The Funds permit "Access Persons" as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of the Code of Ethics that has been adopted by the Funds' Board of Trustees. Access Persons are required to follow the guidelines established by the Code of Ethics in connection with all personal securities transactions and are subject to certain prohibitions on personal trading. The Funds, their Adviser, and their Distributor, pursuant to Rule 17j-1 and other applicable laws, must adopt and enforce their own Code of Ethics appropriate to their operations. The Board of Trustees is required to review and approve the Code of Ethics for the Funds, Adviser and Distributor. The Funds, Adviser, and Distributor are also required to report to the Funds' Board of Trustees no less frequently than annually with respect to the administration and enforcement of such Codes of Ethics, including any violations thereof which may potentially affect the Funds.

                      PROXY VOTING POLICIES AND PROCEDURES

         The Trustees have adopted Tempest's proxy voting policies and procedures, which sets forth the guidelines to be utilized by Tempest in voting the proxies for the Aristata Equity Fund. A complete copy of Tempest's proxy voting policies and procedures is attached hereto as Appendix B.

                           DISTRIBUTION OF FUND SHARES

         Shares of the Funds are offered on a continuous basis through ALPS Distributors, Inc. ("ADI" or the "Distributor"), 1625 Broadway, Suite 2200, Denver, Colorado 80202, as sponsor and distributor of the Funds. ADI also serves as distributor of other mutual funds. As distributor, ADI acts as the Funds' agent to underwrite, sell and distribute shares in a continuous offering.

          ADMINISTRATOR, TRANSFER AGENT, BOOKKEEPING AND PRICING AGENT

         Pursuant to an Administration Agreement, ALPS Mutual Funds Services, Inc., ("ALPS" or the "Administrator") acts as Administrator for the Funds. ALPS provides management and administrative services necessary for the operation of the Funds, including among other things, (i) preparation of shareholder reports and communications, (ii) regulatory compliance, such as reports to and filings with the Securities and Exchange Commission ("SEC") and state securities commissions and (iii) general supervision of the operation of the Funds. In addition, ALPS furnishes office space and facilities required for conducting the business of the Funds.

         The Administration Agreement is terminable with respect to a Fund without penalty, at any time, by vote of a majority of the Trustees, by vote of a majority of the outstanding voting securities of such Fund, or by ALPS on not less than ninety (90) days written notice.

                                FEES AND EXPENSES

         As compensation for advisory, management and administrative services, the Adviser and the Administrator are paid a monthly fee at the following annual rates:

                                    ADVISORY FEE   ADMINISTRATIVE FEE
Aristata Equity Fund                0.85%          0.20%*
Aristata Quality Bond Fund          0.50%          0.20%*
Aristata Colorado Quality           0.50%          0.20%*
         Tax-Exempt Fund

* Subject to minimum annual fee of $150,000, $75,000 and $45,000 for the Equity, Bond and Tax-Exempt Funds, respectively. Prior to October 1, 2002, the Administrator was entitled to receive a minimum annual fee of $180,000, $90,000 and $60,000 for the Equity, Bond and Tax-Exempt Funds, respectively. The Administrator has voluntarily agreed to waive its minimum annual fees to $125,000, $62,500 and $37,500 for the Equity, Bond and Tax-Exempt Funds, respectively, for the period October 1, 2002, to September 30, 2003. These waivers are voluntary and may be terminated at any time.

         During the fiscal year ended April 30, 2001, the Adviser and the Administrator were compensated by each fund as follows:

                                              ADVISER       ADVISER
                                  ADVISER      WAIVER    REIMBURSEMENT   ADMINISTRATOR
Equity Fund                       $ 579,041   $ 74,346     $       0       $  179,896
Quality Bond Fund                 $ 206,158   $ 37,312     $       0       $   89,950
Colorado Quality Tax-Exempt Fund  $  65,502   $ 65,502     $   4,845       $   59,999

         During the fiscal year ended April 30, 2002, the Adviser and the Administrator were compensated by each fund as follows:

                                              ADVISER       ADVISER
                                  ADVISER      WAIVER    REIMBURSEMENT   ADMINISTRATOR
Equity Fund                       $ 568,398   $ 77,376     $       0       $  180,000
Quality Bond Fund                 $ 215,415   $ 31,265     $       0       $   90,002
Colorado Quality Tax-Exempt Fund  $  65,255   $ 65,255     $   3,926       $   59,999

         During the fiscal year ended April 30, 2003, the Adviser and the Administrator were compensated by each fund as follows:

                                              ADVISER                    ADMINISTRATOR
                                  ADVISER      WAIVER    ADMINISTRATOR      WAIVER
Equity Fund                       $ 294,415   $ 48,846     $ 162,575       $   14,520
Quality Bond Fund                 $ 119,551   $ 20,299     $  81,289       $    7,261
Colorado Quality Tax-Exempt Fund  $  70,929   $ 28,735     $  51,288       $    4,357

         Prior to October 1, 2002, the Adviser voluntarily agreed to waive that portion of its fees to the extent necessary for the Equity Fund, the Bond Fund, and the Tax-Exempt Fund to maintain expense ratios of not more than 1.05%, 0.70% and 0.50%, respectively, of the average net assets of these Funds.

                        DETERMINATION OF NET ASSET VALUE

         As indicated under "How are Fund Shares Valued?" in the Prospectus, each Fund's net asset value ("NAV") is calculated at the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) each day that the NYSE is open for business. Currently, the NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         Securities listed on an exchange or over-the-counter, other than NASDAQ, are valued on the basis of the last sale prior to the time the valuation is made. If there has been no sale since the immediately previous valuation, then the average of the last bid and asked prices is used. Quotations are taken from the exchange where the security is primarily traded. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Portfolio securities which are primarily traded on foreign exchanges may be valued with the assistance of pricing services and are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a foreign security is valued is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees. Also, it is possible that events can occur that have a significant impact on the value of foreign securities at times when shareholders are unable to purchase or redeem shares of the Funds.

         Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Notwithstanding the above, bonds and other fixed-income securities are valued by using market quotations and may be valued on the basis of prices provided by a pricing service approved by the Board of Trustees. All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and asked prices of such currencies against U.S. dollars as last quoted by any major bank.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         At the discretion of the Adviser, payment for shares may be made in the form of securities that are permissible investments for the Funds as described in the Prospectus. For further information about this form of payment, please contact ALPS. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that (1) it will have good and marketable title to the securities received by it; (2) the securities are in proper form for transfer to the Fund; and (3) adequate information will be provided concerning the basis and other matters relating to the securities.

         Under the 1940 Act, a fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

         The Funds may suspend redemption rights or postpone redemption payments (as well as suspend the recordation of the transfer of shares) for such periods as are permitted under the 1940 Act. The Funds may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Funds' responsibilities under the 1940 Act.

         In addition, the Funds may redeem shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder.

         All redemptions of shares of the Funds will be made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by each shareholder of a Fund during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of that Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy of the Funds that may not be changed without shareholder approval. In the case of redemption requests by shareholders in excess of such amounts, the Board of Trustees reserves the right to have the Funds make payment, in whole or in part, in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of a Fund to the detriment of its existing shareholders. In this event, the securities would be valued in the same manner as the securities of that Fund are valued. If the recipient were to sell such securities, he or she may incur brokerage or other transactional charges.

                             PORTFOLIO TRANSACTIONS

         Investment decisions for the Funds and for the other investment advisory clients of the Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

         The Funds have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Funds' Board of Trustees, the Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Funds to obtain the best results taking into account the broker-dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities. While the Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available. The reasonableness of such spreads or brokerage commissions will be evaluated by comparing spreads or commissions among brokers or dealers in consideration of the factors listed immediately above and research services described below.

         Purchases and sales of securities will often be principal transactions in the case of debt securities and equity securities traded other than on an exchange. The purchase or sale of equity securities will frequently involve the payment of a commission to a broker-dealer who effects the transaction on behalf of a Fund. Debt securities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price. Under the 1940 Act, persons affiliated with the Funds or the sponsor are prohibited from dealing with the Funds as a principal in the purchase and sale of securities except in limited situations permitted by SEC regulations, unless a permissive order allowing such transactions is obtained from the SEC.

         The Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results, give preference to a dealer, which has provided statistical or other research services to the Adviser. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information for securities firms. These items, which in some cases may also be purchased for cash, include such matters as general economic-and-security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser in advising various of its clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The management fee paid by the Funds is not reduced because the Adviser and its affiliates receive such services.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Adviser may cause the Funds to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to the Adviser an amount of disclosed commission for effecting a securities transaction for the Funds in excess of the commission which another broker-dealer would have charged for effecting that transaction.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

         The Aristata Equity Fund paid $41,879, $63,574, and $87,915 in brokerage commissions for the fiscal years ended April 30, 2003, 2002, and 2001, respectively, none of which went to affiliated brokers of the Aristata Funds.

         The Funds are required to identify securities of its "regular brokers or dealers" that it has acquired during the Funds' most recent fiscal year. As of April 30, 2003, the Quality Bond Fund held corporate bonds issued by Morgan Stanley Dean Witter & Co., Bear Stearns Co., and Merrill Lynch & Co.

                                    TAXATION

         The Funds intend to continue to qualify to be treated as regulated investment companies for each taxable year pursuant to the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, a Fund must (a) distribute to shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses); (b) derive in each taxable year at least 90% of its gross income from dividends, interest (including tax-exempt interest), payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; and (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). In addition, a Fund must distribute at least 90% of its investment company taxable income and at least 90% of its net tax-exempt income, if any. By meeting these requirements, the Funds generally will not be subject to Federal income tax on its investment company taxable income and net capital gains, which are distributed to shareholders. If the Funds do not meet all of these Code requirements, they will be taxed as ordinary corporations and their distributions will be taxed to shareholders as ordinary income.

         Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years. A distribution, including an "exempt-interest dividend," will be treated as paid on December 31, of a calendar year if declared by a Fund during October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

         Some Funds may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC under the Code if at least one-half of its assets constitutes investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

         A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, other elections may become available that would affect the tax treatment of PFIC stock held by a Fund. Each Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC stock.

         Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject a Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders and that will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a Fund that did not invest in PFIC stock. Investors should consult their own tax advisers in this regard.

         Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. Distributions from certain of the Funds may be eligible for the dividends-received deduction available to corporations. To the extent dividends received by a Fund are attributable to foreign corporations, a corporation that owns shares will not be entitled to the dividends-received deduction with respect to its pro rata portion of such dividends, since the dividends-received deduction is generally available only with respect to dividends paid by domestic corporations.

         Distributions of net long-term capital gains, if any, designated by the Funds as long- term capital gain dividends are taxable to shareholders as long-term capital gain, regardless of the length of time the Funds' shares have been held by a shareholder. A distribution of net long-term capital gains reflects a Fund's excess of net long-term capital gains over its net short-term capital losses. The Funds are permitted to carry forward as short-term capital losses their net realized capital losses, if any, for eight years. All distributions are taxable to the shareholder in the same manner whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the Federal tax status of distributions.

         Distributions by a Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital.

         Investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Funds. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution, which nevertheless generally will be taxable to them.

         Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending upon his basis in his shares. Such gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the shareholders' hands. Such gain or loss will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. A loss realized on the redemption, sale or exchange of Fund shares will be disallowed to the extent an exempt interest dividend was received with respect to those shares if the shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Funds on the reinvestment date.

         The taxation of equity options is governed by Code section 1234. Pursuant to Code section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

         Certain of the options, futures contracts, and forward foreign currency exchange contracts that several of the Funds may invest in are so-called "section 1256 contracts." With certain exceptions, gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by a Fund at the end of a taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss. Investors should consult their own tax advisers in this regard.

         Generally, the hedging transactions undertaken by a Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on a position that is part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because comprehensive regulations implementing the straddle rules have not been promulgated, the tax consequences to a Fund of hedging transactions are not always clear. Hedging transactions may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to stockholders.

         A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under the rules according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions. Investors should consult their own tax advisers in this regard.

         Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company, may limit the extent to which a Fund will be able to engage in transactions in options, futures, and forward contracts.

         Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest, dividends or other receivables, or accrues expenses or other liabilities denominated in a foreign currency, and the time the Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and forward and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase, decrease, or eliminate the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income. Investors should consult their own tax advisors in this regard.

         Income received by a Fund from sources within foreign countries may be subject to withholding and other similar income taxes imposed by the foreign country. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and intends to elect to "pass-through" to its shareholders the amount of such foreign taxes paid by the Fund. Pursuant to this election, a shareholder would be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund and would be entitled either to deduct his pro rata share of foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. Federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by a Fund will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country, and (b) the portion of the dividend which represents income derived from foreign sources.

         Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of the Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuations gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit) including foreign source passive income of a Fund. The foreign tax credit may offset only 90% of the alternative minimum tax imposed on corporations and individuals, and foreign taxes generally may not be deducted in computing alternative minimum taxable income.

         The Funds are required to report to the Internal Revenue Service ("IRS") all distributions and redemptions except in the case of certain exempt shareholders. All such distributions generally are subject to withholding of Federal income tax ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Funds with and to certify the shareholder's correct taxpayer identification number or social security number,
(2) the IRS notifies the Funds or a shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amount withheld may be credited against the shareholder's U.S. Federal income tax liability. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

         The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from Federal income tax treatment. Distributions of a Fund which are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local income taxes in certain states. Shareholders should consult their tax advisers with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that distributions to them would be subject to withholding of U.S. tax.

         THE TAX-EXEMPT FUND. The Fund intends to manage its portfolio so that it will be eligible to pay "exempt-interest dividends" to shareholders. The Fund will so qualify if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of state, municipal, and certain other securities, the interest on which is exempt from the regular Federal income tax. To the extent that the Fund's dividends distributed to shareholders are derived from such interest income and are designated as exempt-interest dividends by the Fund, they will be excludable from a shareholder's gross income for Federal income tax purposes. Exempt-interest dividends, however, must be taken into account by shareholders in determining whether their total incomes are large enough to result in taxation of up to 85% of their Social Security benefits and certain railroad retirement benefits. The Fund will inform shareholders annually as to the portion of the distributions from the Fund which constitute exempt-interest dividends. In addition, for corporate shareholders of each Fund, exempt-interest dividends may comprise part or all of an adjustment to alternative minimum taxable income. Exempt interest dividends that are attributable to certain private activity bonds, while not subject to the regular Federal income tax, may constitute an item of tax preference for purposes of the alternative minimum tax.

         Individuals, trusts, estates, and corporations who are holders of shares of the Tax-Exempt Fund and who are subject to Colorado income tax will not be subject to Colorado tax on distributions from the Tax-Exempt Fund to the extent that such distributions qualify as either (1) exempt interest dividends of a regulated investment company under Section 852(b)(5) of the Code, which are derived from interest on tax-exempt obligations of the State of Colorado or any of its political subdivisions; or (2) distributions derived from interest on obligations of the United States or its possessions included in federal adjusted gross income.

         To the extent that distributions on shares of the Fund are attributable to sources of income not described in the preceding sentences, including capital gains, such distributions will not be exempt from Colorado income tax.

         There are no municipal income taxes in Colorado. As intangibles, shares in the Tax-Exempt Fund will be exempt from Colorado property taxes.

         Changes in the tax law, including provisions relating to tax-exempt income, frequently come under consideration. If such changes are enacted, the tax consequences arising from an investment in the Tax-Exempt Fund may be affected. Since the Funds do not undertake to furnish tax advice, it is important for shareholders to consult their tax advisers regularly about the tax consequences to them of investing in one or more of the Funds.

                                OTHER INFORMATION

                                 CAPITALIZATION

         The capitalization of the Funds consists solely of an unlimited number of shares of beneficial interest with no par value. The Board of Trustees may establish additional funds (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional funds will not alter the rights of the shareholders. When issued, shares are fully paid, nonassessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In any liquidation of a fund, each shareholder is entitled to receive his pro rata share of the net assets of that fund.

         In the event of a liquidation or dissolution of the Funds or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative net asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved in liquidation, based on the number of shares of the Fund that are held by each shareholder.

                                  VOTING RIGHTS

         Under the Declaration of Trust, the Funds are not required to hold annual meetings of each Fund's shareholders to elect Trustees or for other purposes. It is not anticipated that the Funds will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Funds. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Funds may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Funds. To the extent required by applicable law, the Trustees shall assist shareholders who seek to remove any person serving as Trustee.

         The Funds' shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

         Shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by the Fund, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board of Trustees. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Funds shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A Fund is affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the Rule also provides that the ratification of the appointment of independent auditors, the approval of principal underwriting contracts and the election of trustees may be effectively acted upon by shareholders of the Funds voting together in the aggregate without regard to a particular Fund.

                             PRINCIPAL SHAREHOLDERS

         As of July 31, 2003, the following shareholders owned 5% or more of the outstanding shares of the Funds as listed below:

FUND                                                       PERCENTAGE INTEREST
--------------------------------------------------------------------------------
EQUITY FUND

Tempest Investment Counselors, Inc. Pension                      23.63%
and Profit Sharing Plan
1380 Lawrence Street, Suite 1050
Denver, CO 80204

Colorado State Bank & Trust                                      21.15%
Attn: Trust Department
1600 Broadway
Denver, CO 80202

QUALITY BOND FUND

Colorado State Bank & Trust                                      47.26%
Attn: Trust Department
1600 Broadway
Denver, CO 80202

Tempest Investment Counselors, Inc. Pension                      26.93%
and Profit Sharing Plan
1380 Lawrence Street, Suite 1050
Denver, CO 80204

Frank R. Isenhart, Jr.                                            7.64%
#2 Pond Road
Englewood, CO 80110

COLORADO QUALITY TAX-EXEMPT FUND

Colorado State Bank & Trust                                      29.43%
Attn: Trust Department
1600 Broadway
Denver, CO 80202

FUND                                                       PERCENTAGE INTEREST
--------------------------------------------------------------------------------
COLORADO QUALITY TAX-EXEMPT FUND

Jane P. Whitaker Revocable Trust                                 12.49%
Jane P. Whitaker and Carol deB. Whitaker, Co Trustees
3090 S. Saint Paul St.
Denver, CO 80210

National Investor Services Corp. for                             10.36%
The Exclusive Benefit of our Clients
55 Water St., 32nd Floor
New York, NY 10041

Bonnie McNaughton Living Trust                                    7.39%
817 Seventh Street
Devils Lake, ND 58031

                          CUSTODIAN AND TRANSFER AGENT

         Fifth Third Bank has been appointed as the Funds' custodian. Pursuant to a Custodian Agreement, Fifth Third Bank is responsible for holding the Funds' cash and portfolio securities.

         ALPS has been appointed as Transfer Agent for the Funds and will perform dividend disbursing and transfer agency-related services for the Funds.

                        YIELD AND PERFORMANCE INFORMATION

         The Funds may, from time to time, include their yields, effective yields, tax equivalent yields and average annual total returns in advertisements or reports to shareholders or prospective investors.

         Quotations of yield for the Funds will be based on the investment income per share earned during a particular 30-day period, less expenses accrued during a period ("net investment income") and will be computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

         YIELD=2[( a-b +1) (TO THE POWER OF (6)) -1]
                   ---
                   cd

         where a = dividends and interest earned during the period, b = expenses accrued for the period (that of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period. As of April 30, 2003, the 30 day SEC yields for the Bond and Tax-Exempt Funds were 2.04% and 1.87% including fee waivers and reimbursements and 1.97% and 1.81% without fee waivers and reimbursements, respectively.

         Quotations of tax-equivalent yield for the Bond Fund will be calculated by: (a) dividing the portion of the Fund's yield that is exempt from both Federal and Colorado state income taxes by one minus a stated combined Federal and state income tax rate; (b) dividing the portion of the Fund's yield that is exempt from Federal income tax only by one minus a stated Federal income tax rate, and (c) adding the figures resulting from (a) and (b) above to that portion, if any, of the Fund's yield that is not exempt from Federal income tax.

         Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula:

         P(l+T) (TO THE POWER OF (n))=ERV

         (where P = a hypothetical initial payment of $1,000, T= the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures will reflect a proportional share of Fund expenses (net of certain reimbursed expenses) on an annual basis, and will assume that all dividends and distributions are reinvested when paid. Average annual total returns for each Fund as of April 30, 2003, were as follows:

                                            1 YEAR     SINCE INCEPTION
                                            ------     ---------------
Equity Fund                                (17.25)%         0.27%
Quality Bond Fund                            8.93%          6.24%
Colorado Quality Tax-Exempt Fund             7.19%          5.02%

         Quotations of yield and total return will reflect only the performance of a hypothetical investment in the Funds during the particular time period shown. Yield and total return for the Funds will vary based on changes in the market conditions and the level of a fund's expenses, and no reported performance figure should be considered an indication of performance, which may be expected in the future.

         In connection with communicating its yields or total return to current or prospective shareholders, the Funds also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

         Performance information for the Funds may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, or other unmanaged indices so that investors may compare the Funds' results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria, and
(iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment but generally do not reflect deductions for administrative and management costs and expenses.

              TAX EQUIVALENT YIELD CALCULATIONS-- COLORADO QUALITY
                                 TAX-EXEMPT FUND

         The Tax-Exempt Fund's "tax equivalent" yield is computed by: (a) dividing the portion of the Fund's yield that is exempt from both Federal and Colorado state income taxes by one minus a stated combined federal and state income tax rate; (b) dividing the portion of the Fund's yield that is exempt from Federal income tax by one minus a stated Federal income tax rate, and (c) adding the figures resulting from (a) and (b) above to that portion, if any, of the Fund's yield that is not exempt from Federal income tax.

         The following table shows how to translate the yield of an investment that is exempt from both Federal and Colorado personal income taxes into a taxable equivalent yield for the 2002 taxable year. The last five columns of the table show approximately how much a taxable investment would have to yield in order to generate an after-tax (Federal and Colorado) yield of 2% to 8%. For example, the table shows that a married taxpayer filing a joint return with taxable income of $50,000 would have to earn a yield of approximately 10.05% before Federal and Colorado personal income taxes in order to earn a yield after such taxes of 7%.

                    2002 Tax Rates and Tax-Equivalent Yields

                                                 FEDERAL TAX   INDIVIDUAL TAX-EXEMPT YIELD:
                  TAXABLE INCOME*                BRACKET**
                                                                2%     3%     4%     5%     6%
SINGLE RETURN                 JOINT RETURN                     TAXABLE EQUIVALENT YIELD:
-------------                 ------------
$       0  - $   6,000   $       0  - $  12,000    10.0%      2.22%  3.33%  4.44%  5.56%  6.67%
$   6,000  - $  27,950   $  12,000  - $  46,700    15.0%      2.35%  3.53%  4.71%  5.88%  7.06%
$  27,950  - $  67,700   $  46,700  - $ 112,850    27.0%      2.74%  4.11%  5.48%  6.85%  8.22%
$  67,700  - $ 141,250   $ 112,850  - $ 171,950    30.0%      2.86%  4.29%  5.71%  7.14%  8.57%
$ 141,250  - $ 307,050   $ 171,950  - $ 307,050    35.0%      3.08%  4.62%  6.15%  7.69%  9.23%
$ 307,050  - above       $ 307,050  - above        38.6%      3.26%  4.89%  6.51%  8.14%  9.77%

* Taxable income (gross income after all exemptions, adjustments, and deductions) based on 2002 tax rates.
** Excludes the impact of the phaseout of personal exemptions, limitation on itemized deductions, and other credits, exclusions, and adjustments which may raise a taxpayer's marginal tax rate. An increase in a shareholder's marginal tax rate would increase that shareholder's tax-equivalent yield.

Colorado individual income tax is levied at a flat rate 4.63%

                                        EFFECTIVE
FEDERAL             COLORADO            COMBINED FEDERAL & STATE
TAX RATE            TAX RATE            TAX RATE
--------            --------            --------
10.00%              4.63%               14.17%
15.00%              4.63%               18.94%
27.00%              4.63%               30.38%
30.00%              4.63%               33.24%
35.00%              4.63%               38.01%
38.60%              4.63%               41.44%

When your effective combined federal and Colorado state tax rate is:

                   14.17%     18.94%    30.38%     33.24%    38.01%    41.44%

Then your tax-equivalent yield is:

TAX-EQUIVALENT YIELD*

         2.0%       2.33%      2.47%     2.87%      3.00%     3.23%     3.42%
         3.0%       3.50%      3.70%     4.31%      4.49%     4.84%     5.12%
         4.0%       4.66%      4.93%     5.75%      5.99%     6.45%     6.83%
         5.0%       5.83%      6.17%     7.18%      7.49%     8.07%     8.54%
         6.0%       6.99%      7.40%     8.62%      8.99%     9.68%    10.25%
         7.0%       8.16%      8.64%    10.05%     10.49%    11.29%    11.95%
         8.0%       9.32%      9.87%    11.49%     11.98%    12.91%    13.66%

* The Fund may invest a portion of its assets in obligations that are subject to state or Federal income tax. When the Portfolio invests in these obligations, its tax-equivalent yield will be lower. In the table above, tax-equivalent yields are calculated assuming investments are 100% Federally and state tax-free.

                             INDEPENDENT ACCOUNTANTS

         Deloitte & Touche LLP serves as the independent accountants for the Funds. Deloitte & Touche provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings. Deloitte & Touche's address is 555 Seventeenth Street, Suite 3600, Denver, Colorado 80202.

                             REGISTRATION STATEMENT

         This SAI and the Prospectus do not contain all the information included in the Funds' Registration Statement filed with the SEC under the Securities Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed with the Registration Statement, may be examined at the office of the SEC in Washington, D.C.

         Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

         The audited financial statements for each Fund for the year ended April 30, 2003, and the report of the Funds' independent public accountants are included in the Funds' most recent Annual Report, and are incorporated herein by reference to such report.

                                   APPENDIX A
                           KEY TO MOODY'S BOND RATINGS

Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are not likely to impair the fundamentally strong position of such issues.

Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa Bonds that are rated Baa are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Ba Bonds that are rated Ba are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

B Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds that are rated Ca represent obligations that are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                      KEY TO STANDARD & POOR'S BOND RATINGS

AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating.

B Debt rated "B" has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB-" rating.

CCC Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI The rating "CI" is reserved for income bonds on which no interest is being paid.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                                   APPENDIX B

                       TEMPEST INVESTMENT COUNSELORS, INC.

                      PROXY VOTING POLICIES AND PROCEDURES

                                  INTRODUCTION

These Policies and Procedures apply to the voting of proxies by Tempest Investment Counselors, Inc. for accounts, including those of Registered Management Investment Companies, over which our firm has proxy voting discretion.

Our fundamental guideline is to make every effort to ensure that all proxies are voted, and that the manner in which proxies are voted is in the best interest of clients/beneficiaries and the value of their investment.

I.       THIRD PARTY DELEGATION

         To ensure timely, informed voting of shareholder's proxies, that is free from conflicts of interest, we have retained the proxy voting services of a non-affiliated third party vendor, Institutional Shareholder Services, Inc., (ISS), the leading provider of proxy voting and corporate governance services.

II.      VOTING RESPONSIBILITY

         Under the overall supervision of our Compliance Officer, our Operations Department and Senior Portfolio Managers have the responsibility for voting proxies received by our firm.

III.     PROXY VOTING GUIDELINES

         (A) SS recommendations are designed with the premise that good corporate governance ultimately results in increased shareholder value. Proxy proposals we receive where ISS outlines its position will generally be voted in accordance with this ISS recommendation.

         (B) In certain instances, when determined appropriate by Senior Portfolio Managers, Tempest may vote contrary to the proxy voting guidelines of ISS if such action is in the best interest of clients/beneficiaries. In the exercise of such discretion, we may take into account a wide variety of factors relating to the matter under consideration, the nature of the proposal, and the company involved. For example, a particular proposal could, in our opinion, present an unacceptable investment risk and hence should not be supported. Additionally, special circumstances or instructions from clients may justify casting different votes for different clients/beneficiaries with respect to the same proxy vote.

                  When proxies are voted contrary to ISS Guidelines, the Senior Portfolio Manager(s) will report such to our firm's Compliance Officer. The rationale for such voting will be documented in writing and this record retained in accordance with the recordkeeping requirements contained herein (See VIII, Proxy Voting Records).

         (C) Our voting of proxies may or may not be consistent with the recommendation(s) of the individual company's management.

IV.      CONFLICTS OF INTEREST

         Tempest may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, we may provide investment management services to accounts owned or controlled by companies whose management is soliciting proxies. Tempest may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships.

         If at anytime we become aware of any potential or actual conflict of interest relating to a particular proxy proposal, such will promptly be evaluated by Tempest's Compliance Officer. Conflicts of interest will be handled, as he deems appropriate, giving consideration to the type and materiality of the conflict. Appropriate actions may include:

         (A)      Voting in accordance with ISS Proxy Guidelines.

         (B) Clients may be informed of the conflict and given the opportunity voting of the proxy.

         (C) If, in the judgement of Senior Portfolio Managers, there is a compelling interest to vote contrary to ISS Guidelines, this will be reported to our firm's Compliance Officer. Such conclusion may also be reported to clients.

         Actions taken under (B) and (C) will be documented in writing and this record retained in accordance with the recordkeeping requirements contained herein (Sec VIII. Proxy Voting Records).

V.       CLIENT DISCLOSURES

         (A) A description in summary form of these Policies and Procedures will be provided to all new and existing clients, and a complete copy will be provided without charge upon their request. In addition, copies of voting records as they relate to particular clients will be provided to those clients upon their specific request. It is generally our policy not to disclose proxy voting records to unaffiliated third parties or special interest groups.

         (B) Proxies of companies' shares held by Registered Management Investment Companies for which we serve as Investment Adviser will be voted in accordance with these Policies and Procedures. Our record of voting for such shares will be provided to such Investment Companies at least annually, in a manner and form acceptable to the Company's management.

VI.      ERISA ACCOUNTS

         Plans governed by the Employee Retirement Income Security Act of 1974. as amended ("ERISA"), are to be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA. In cases where sole proxy voting discretion rests with Tempest Investment Counselors, Inc., these Policies and Procedures will be followed, subject to the fiduciary responsibility standards of ERISA. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interests of participants and beneficiaries. The Department of Labor has indicated that the voting decisions of ERISA fiduciaries must generally focus on the course that would most likely increase the value of the stock being voted.

         Consistent with Labor Department positions, it is the policy of Tempest to follow the provisions of a plan's governing documents in the voting of employer securities, unless it determines that to do so would breach its fiduciary duties under ERISA.

VII.     SPECIAL SITUATIONS

         Tempest may choose not to vote proxies in certain situations or for certain accounts. For example: 1) when a client has informed us that they wish to retain the right to vote the proxy; then, time permitting, we will instruct the custodian to send the proxy material directly to the client, 2) when, in our opinion, the cost of voting would exceed any anticipated benefit to the client, 3) when a proxy is received for a client account that has been terminated, 4) when a proxy is received for a security we no longer manage (i.e., had previously sold the entire position.

VIII.    PROXY VOTING RECORDS

         Tempest will maintain the following records required by these Policies and Procedures or as may be required by federal rules and regulations:

         (A)      A copy of all policies and procedures.

         (B) A copy of each proxy statement received regarding client's securities.

         (C)      A record of votes cast on behalf of clients.

         (D) A copy of any document we create material to making a decision on how to vote proxies on behalf of clients.

         (E) A copy of each client request for information on how Tempest voted proxies on behalf of the requesting client, and a copy or memorandum of our response on how we voted proxies on behalf of the requesting client.

         These records will be retained for such period of time as required to comply with applicable laws and regulations. Tempest may rely on the EDGAR system of the U.S. Securities and Exchange Commission or other third parties to create and retain the records referred to in items B and C above.

IX.      FURTHER INFORMATION

         Any questions with regard to the applicability of the provisions of these Policies and Procedures should be referred to the Compliance Officer of Tempest Investment Counselors, Inc., or in the absence of the compliance Officer, to a designee of the Compliance Officer.

APPROVED FOR AND ADOPTED BY TEMPEST INVESTMENT COUNSELORS, INC., EFFECTIVE AUGUST 1, 2003:

                            FINANCIAL INVESTORS TRUST

                         U.S. TREASURY MONEY MARKET FUND
              U.S. GOVERNMENT MONEY MARKET FUND (CLASSES I AND II)
                   PRIME MONEY MARKET FUND (CLASSES I AND II)
      AMERICAN FREEDOM U.S. GOVERNMENT MONEY MARKET FUND (CLASSES I AND II)

                                   PMB Box 609
                           303 16th Street, Suite 016
                           Denver, Colorado 80202-5657


                                 August 28, 2003


General Information: 800.298.3442


                       STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information ("SAI") is not a prospectus and is only authorized for distribution when preceded or accompanied by the Prospectus for shares of the U.S. Treasury Money Market Fund (the "U.S. Treasury Fund"), the U.S. Government Money Market Fund, Classes I and II (the "U.S. Government Funds"), the Prime Money Market Fund, Classes I and II (the "Prime Funds"), or the American Freedom U.S. Government Money Market Fund, Classes I and II (the "American Freedom U.S. Government Funds"), collectively (the "Funds"), dated August 28, 2003 (the "Prospectus"). This SAI contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus may be obtained without charge by writing or calling the Funds at the address and information number printed above. The Funds' most recent Annual Report is incorporated herein by reference, and can be obtained, free of charge, by calling the toll-free number printed above.

                                TABLE OF CONTENTS

                                                                            PAGE
Investment Policies and Risks                                                  1

Investment Restrictions                                                        6

Management                                                                     7

Code of Ethics                                                                15

Proxy Voting Policies and Procedures                                          15

Calculation of Yields and Performance Information                             15

Determination of Net Asset Value                                              17

Portfolio Transactions                                                        18

Exchange Privilege                                                            19

Redemptions                                                                   19

Federal Income Taxes                                                          20

Shares of Beneficial Interest                                                 21

Principal Shareholders                                                        22

Distribution Plan                                                             24

Other Information                                                             25

Capitalization                                                                25

Custodian and Sub-Custodian                                                   25

Independent Accountants                                                       25

Financial Statements                                                          25

                          INVESTMENT POLICIES AND RISKS

         Financial Investors Trust (the "Trust") is an open-end, diversified management investment company with multiple investment portfolios. The Trust is a Delaware business trust established under a Declaration of Trust dated November 30, 1993. Four of its investment portfolios are discussed in this SAI.

         THE U.S. TREASURY FUND seeks to provide investors with as high a level of current income as is consistent with preservation of capital and liquidity by investing exclusively in U.S. Treasury bills, notes and other direct obligations of the U.S. Treasury and repurchase agreements fully collateralized by direct U.S. Treasury obligations. The Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less and seeks to maintain its net asset value per share at $1.00 for purposes of purchases and redemptions.

         THE U.S. GOVERNMENT FUND seeks to provide investors with as high a level of current income as is consistent with the preservation of capital and liquidity by investing exclusively in obligations of the U.S. Government, its agencies and instrumentalities and repurchase agreements fully collateralized by such obligations. The Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less and seeks to maintain its net asset value per share at $1.00 for purposes of purchases and redemptions.

         THE PRIME FUND seeks to provide investors with as high a level of current income as is consistent with the preservation of capital and liquidity by investing in a defined group of short-term, U.S. dollar denominated money market instruments. The Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less and seeks to maintain its net asset value per share at $1.00 for purposes of purchases and redemptions.

         THE AMERICAN FREEDOM U.S. GOVERNMENT FUND seeks to provide investors with as high a level of current income as is consistent with the preservation of capital and liquidity by investing exclusively in obligations of the U.S. Government, its agencies and instrumentalities and repurchase agreements fully collateralized by such obligations. The Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less and seeks to maintain its net asset value per share at $1.00 for purposes of purchases and redemptions.

         Shares of the Funds are offered for sale by ALPS Distributors, Inc. ("ADI" or the "Distributor"), the Sponsor and Distributor, as an investment vehicle for institutional and high net worth investors.

         The Prospectuses discuss the investment objectives of the Funds and the policies to be employed to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize, and certain risks attendant to such investments, policies and strategies.

         The following information supplements the discussion of the investment objectives and policies of the Funds in each Fund's Prospectus.

         U.S. TREASURY OBLIGATIONS. Each Fund may invest, and the U.S. Treasury Fund invests exclusively, in direct obligations of the United States Treasury which have remaining maturities of 13 months or less and related repurchase agreements. The United States Treasury issues various types of marketable securities consisting of bills, notes, bonds and other debt securities. They are direct obligations of the United States Government and differ primarily in the length of their maturity. Treasury bills, the most frequently issued marketable United States Government security, have a maturity of up to one year and are issued on a discount basis.

         U.S. GOVERNMENT AGENCIES (U.S. Government Fund, Prime Fund, American Freedom U.S. Government Fund). The U.S. Government Fund, the Prime Fund, and the American Freedom U.S. Government Fund may invest in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities which have remaining maturities not exceeding thirteen months. Agencies and instrumentalities which issue or guarantee debt securities and which have been established or sponsored by the United States Government include the Banks for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association and the Student Loan Marketing Association. United States Government agency and instrumentality obligations include master notes issued by these entities but do not include obligations of the World Bank, the Inter-American Development Bank or the Asian Development Bank.

         ASSET-BACKED SECURITIES (Prime Fund). Asset-backed securities purchased by the Fund may include pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. Asset-backed securities involve certain risks that are not posed by mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities. The risks associated with asset-backed securities are often reduced by the addition of credit enhancements such as a letter of credit from a bank, excess collateral or a third-party guarantee. However, the extent of the credit enhancement may differ amongst securities and generally only applies to a fraction of the securities' value. With respect to asset-backed securities arising from secured debt (such as automobile receivables), there is a risk that parties other than the originator and servicer of the loan may acquire a security interest superior to that of the securities holders.

         BANK OBLIGATIONS (Prime Fund). These obligations include negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations issued or supported by banks. The Fund's policy on concentration in bank obligations and a description of the banks the obligations of which the Fund may purchase are set forth in the Fund's Prospectus. A certificate of deposit is a short-term, interest-bearing negotiable certificate issued by a commercial bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of foreign branches of United States banks or foreign banks which are payable on a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

         COMMERCIAL PAPER (Prime Fund). Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations, financial institutions and government agencies and instrumentalities (but only in the case of taxable securities). All commercial paper purchased by the Fund is, at the time of investment, required to be rated (or issued by an issuer with a similar security rated) in the highest short-term rating category by two or more Nationally Recognized Statistical Ratings Organizations ("NRSROs"), or the only NRSRO rating the security, or if unrated, determined to be of comparable credit quality by the Adviser. Because variable rate master demand notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that they will be traded. There is no secondary market for variable rate master demand notes, although they are redeemable, and thus immediately repayable by the borrower, at principal amount, plus accrued interest, at any time.

         CORPORATE DEBT SECURITIES (Prime Fund). Investments in these securities are limited to non-convertible corporate debt securities such as bonds and debentures which have thirteen months or less remaining to maturity and which are rated in one of the highest two short-term rating categories by an NRSRO or are of comparable quality.

         The rating "P-1" is the highest commercial paper rating assigned by Moody's and the ratings "A-1" and "A-1+" are the highest commercial paper ratings assigned by Standard & Poor's. Debt securities rated "Aa" or better by Moody's or "AA" or better by Standard & Poor's are generally regarded as high-grade obligations. Those rated "Aaa" by Moody's or "AAA" by Standard & Poor's are judged to be of the highest quality and exhibit an extremely strong ability to pay interest and repay principal. Those rated "Aa" by Moody's or "AA" by Standard & Poor's are judged to be of high quality by all standards and differ from higher rated issues only in a small degree with respect to their ability to pay interest and repay principal. Those rated "A" by Moody's and Standard & Poor's possess many favorable attributes and are to be considered as upper medium grade obligations, although they may be more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, if the security is downgraded to a level below that permitted for money market funds under Rule 2a-7 of the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund's adviser must report such event to the Board of Trustees as soon as possible to permit the Board to reassess the security promptly to determine whether it may be retained as an eligible investment for the Fund. To the extent-the ratings given by a NRSRO may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Fund's Prospectus and in this SAI.

         LOANS OF PORTFOLIO SECURITIES (Prime Fund). The Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided:
(1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 30% of the total assets of the Fund.

         The Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, the Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

         MORTGAGE-RELATED SECURITIES (U.S. Government Fund, Prime Fund, American Freedom U.S. Government Fund). The U.S. Government Fund, the Prime Fund, and the American Freedom U.S. Government Fund may, consistent with their respective investment objective and policies, invest in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

         Mortgage-related securities, for purposes of the Funds' Prospectuses and this SAI, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association and government-related organizations such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. To an even greater extent than other interest-bearing securities, the prices of such securities may be extremely sensitive to, and inversely affected by, changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security's return to a Fund. Lower than estimated prepayments from an increase in interest rates might alter the expected average life of such securities and increase volatility. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities created by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Government to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. The FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC currently guarantees timely payment of interest and either timely payment of principal or eventual payment of principal, depending upon the date of issue. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         REPURCHASE AGREEMENTS. Each Fund may invest in securities pursuant to repurchase agreements, whereby the seller agrees to repurchase such securities at the Fund's cost plus interest within a specified time (generally one day). The securities underlying the repurchase agreements will consist exclusively of U.S. Government obligations in which the Funds are otherwise permitted to invest. While repurchase agreements involve certain risks not associated with direct investments in the underlying securities, the Funds will follow procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized banks and registered broker-dealers having creditworthiness determined by the Adviser to be substantially equivalent to that of issuers of debt securities rated investment grade. In addition, the Funds' repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement, and that the Funds' custodian will take possession of such collateral. In the event of a default or bankruptcy by the seller, the Funds will seek to liquidate such collateral. However, the exercise of the Funds' right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, a Fund could suffer a loss. Repurchase agreements are considered to be loans by an investment company under the Investment Company Act of 1940 (the "1940 Act"). There is no limit on the amount of the Funds' net assets that may be subject to repurchase agreements having a maturity of, or a liquidation feature permitting termination within a period of, seven days or less. The Funds do not presently intend to enter into repurchase agreements, which will cause more than 10% of a Fund's net assets to be subject to repurchase agreements having a maturity beyond seven days.

         REVERSE REPURCHASE AGREEMENTS (Prime Fund). The Fund may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, the Fund will maintain in a segregated account cash, or other liquid assets (as determined by the Board) of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

         STRIPPED GOVERNMENT SECURITIES. Stripped securities are created by separating the income and principal components of a debt instrument and selling them separately. Each Fund may purchase U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities) that are created when the coupon payments and the principal payment are stripped from an outstanding Treasury bond by the Federal Reserve Bank. Bonds issued by the Resolution Funding Corporation (REFCORP) can also be stripped in this fashion. REFCORP STRIPS are eligible investments for the Prime, U.S. Government, and the American Freedom U.S. Government Funds.

         The Prime Fund may also purchase privately stripped government securities, which are created when a dealer deposits a Treasury security or federal agency security with a custodian for safekeeping and then sells the coupon payments and principal payments that will be generated by this security. Proprietary receipts, such as Certificates of Accrual on Treasury Securities
(CATS), Treasury Investment Growth Receipts (TIGRs), and generic Treasury Receipts (TRs), are stripped U.S. Treasury securities that are separated into their component parts through trusts created by their broker sponsors. Bonds issued by the Financing Corporation (FICO) can also be stripped in this fashion.

         Because of the SEC's views on privately stripped government securities, the Prime Fund must evaluate them as it would non-government securities pursuant to regulatory guidelines applicable to all money market funds. Accordingly, the Prime Fund currently intends to purchase only those privately stripped government securities that have either received the highest rating from two NRSROs (or one, if only one has rated the security), or, if unrated, been judged to be of equivalent quality by GE Asset Management, Inc. ("GEAM").

         VARIABLE AND FLOATING RATE DEMAND OBLIGATIONS (VRDOs/FRDOs) (U.S. Government Fund, Prime Fund, American Freedom U.S. Government Fund). VRDOs/FRDOs are obligations that bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the VRDO or FRDO that approximates its par value.

         A demand instrument with a conditional demand feature must have received both a short-term and a long-term high quality rating, or, if unrated, have been determined to be of comparable quality pursuant to procedures adopted by the Trustees. A demand instrument with an unconditional demand feature may be acquired solely in reliance upon a short-term high quality rating or, if unrated, upon a finding of comparable short-term quality pursuant to procedures to be adopted by the Trustees.

         The Prime Fund may invest in fixed-rate bonds that are subject to third party puts and in participation interests in such bonds held by a bank in trust or otherwise. These bonds and participation interests have tender options or demand features that permit the Fund to tender (or put) its bonds to an institution at periodic intervals and to receive the principal amount thereof. The Fund considers variable rate instruments structured in this way (Participating VRDOs) to be essentially equivalent to other VRDOs it purchases.

         The Prime Fund may invest in variable or floating rate instruments that ultimately mature in more than 397 days, if the Fund acquires a right to sell the instruments that meets certain requirements set forth in Rule 2a-7. A variable rate instrument (including instruments subject to a demand feature) that matures in 397 days or less may be deemed to have a maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the date on which principal can be recovered on demand. A variable rate instrument that matures in greater than 397 days but that is subject to a demand feature that is 397 days or less may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A floating rate instrument that matures in more than 397 days but that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount may be recovered through demand. A floating rate instrument that matures in 397 days or less shall be deemed to have a maturity of one day.

         The U.S. Government, Prime, and American Freedom U.S. Government Funds may invest in variable and floating rate instruments of the U.S. Government, and its agencies and instrumentalities, with remaining maturities of 397 days or more provided that they are deemed to have a maturity of less than 397 days as defined in accordance with the SEC rules. A variable rate instrument that matures in 397 days or more may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

         WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES (Prime Fund). The Fund may purchase securities on a when issued or delayed-delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the transaction. The securities so purchased are subject to market fluctuation during this period and no income accrues to the Fund until settlement takes place. To facilitate such acquisitions, the Fund will maintain with the custodian a separate account with a segregated portfolio of liquid securities in an amount at least equal to such commitments. On the delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the separate account and/or from cash flow. While the Fund normally enters into these transactions with the intention of actually receiving or delivering the securities, it may sell these securities before the settlement date or enter into new commitments to extend the delivery date into the future, if the Adviser considers such action advisable as a matter of investment strategy. Such securities have the effect of leverage on a Fund and may contribute to volatility of the Fund's net asset value.

         ZERO COUPON SECURITIES. Each Fund may invest in zero coupon securities. Zero Coupon Bonds purchased by a Fund do not make regular interest payments; instead they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily dividend, a Fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are more sensitive to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.

                             INVESTMENT RESTRICTIONS

         The Funds observe the following fundamental investment restrictions, which can be changed only when permitted by law and approved by a majority of a Fund's outstanding voting securities. A "majority of a Fund's outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented in person or by proxies or (ii) more than 50% of the outstanding shares.

The Funds may not:

         (1) purchase securities on margin or purchase real estate or interests therein, commodities or commodity contracts, or make loans, and except that the Funds may purchase or hold short-term debt securities and enter into repurchase agreements with respect to its portfolio securities as described in the Prospectus. For this purpose, repurchase agreements are considered loans;

         (2) invest more than 5% of the current value of the total assets of a Fund in the securities of any one issuer, other than obligations of the United States Government or its agencies or instrumentalities, and repurchase agreements fully collateralized by direct obligations of the U.S. Government;

         (3) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the investments of a Fund in that industry would exceed 25% of the current value of the total assets of the Fund, except that there is no limitation with respect to investments in obligations of the United States Government, its agencies or instrumentalities and that the Prime Fund may invest more than 25% of the value of its total assets in securities issued by domestic banks;

         (4) engage in the underwriting of securities of other issuers, except to the extent that a Fund may be deemed to be an underwriter in selling, as part of an offering registered under the Securities Act of 1933, as amended, securities which it has acquired; or participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders with other accounts under the management of the Adviser to save commissions or to average prices among them is not deemed to result in a securities trading account;

         (5) effect a short sale of any security, or issue senior securities except as permitted in paragraph (6). For purpose of this restriction, the purchase and sale of financial futures contracts and related options does not constitute the issuance of a senior security;

         (6) issue senior securities or otherwise borrow money, except that each Fund may borrow from banks as a temporary measure for emergency purposes where such borrowings would not exceed 10% (33 1/3% for the Prime Fund) of a Fund's total assets (including the amount borrowed) taken at market value; or pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted by this paragraph and then only if such pledging, mortgaging or hypothecating does not exceed 10% (33 1/3% for the Prime Fund) of the Fund's total assets taken at market value:

         (7) invest more than 10% of the total assets of a Fund in the securities of other investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act;

         (8) invest in any security, including repurchase agreements maturing in over seven days without a liquidation feature or other illiquid investments which are subject to legal or contractual delays on resale or which are not readily marketable, if as a result more than 10% of the market value of a Fund's assets would be so invested;

         (9) purchase interests in oil, gas, or other mineral exploration programs of real estate and real estate mortgage loans except as provided in the Prospectus;

         (10) have dealings on behalf of a Fund with Officers and Trustees of the Fund, except for the purchase or sale of securities on an agency or commission basis, or make loans to any officers, directors or employees of the Fund; and

         (11) purchase equity securities or other securities convertible into equity securities.

         There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in the market value of an investment, in the net or total assets of a Fund, in the securities rating of the investment, or any other later change.

                                   MANAGEMENT

TRUSTEES AND OFFICERS

         The Funds are four of seven separate series under the Trust. The Trust's Board of Trustees oversees the overall management of each series of the Trust and elects the officers of the Trust. The principal occupations for the past five years of the Trustees and executive officers of the Trust are listed below.

                        INTERESTED TRUSTEES AND OFFICERS

                                                   TERM OF                                                            NUMBER OF
                                POSITION(S)       OFFICE AND             PRINCIPAL OCCUPATION(S) DURING           PORTFOLIOS IN FUND
                                 HELD WITH        LENGTH OF                  PAST 5 YEARS* AND OTHER               COMPLEX OVERSEEN
   NAME, ADDRESS & AGE            FUNDS           TIME SERVED             DIRECTORSHIPS HELD BY TRUSTEE               BY TRUSTEE
----------------------------------------------------------------------------------- ------------------------------------------------
W. ROBERT ALEXANDER, age 75,   Trustee and      W. Robert        Mr. Alexander is the Chief Executive Officer            7
1625 Broadway, Suite 2200      Chairman         Alexander was    and Chairman of ALPS and ADI, which provide
Denver, Colorado 80202                          elected by the   administration and distribution services,
                                                initial          respectively, for proprietary mutual fund
                                                shareholder in   complexes. Mr. Alexander is also the Chairman
                                                December 1993.   of ALPS Financial Services, Inc. and ALPS
                                                                 Advisors, Inc. Mr. Alexander was Vice Chairman
                                                                 of First Interstate Bank of Denver,
                                                                 responsible for Trust, Private Banking, Retail
                                                                 Banking, Cash Management Services and
                                                                 Marketing. Mr. Alexander is currently a member
                                                                 of the Board of Trustees of the Hunter and
                                                                 Hughes Trusts as well as Financial Investors
                                                                 Variable Insurance Trust. Because of his
                                                                 affiliation with ALPS and ADI, Mr. Alexander
                                                                 is considered an "interested" Trustee of
                                                                 Financial Investors Trust.

EDMUND J. BURKE, age 42        President                         Mr. Burke is President and Director of ALPS
1625 Broadway, Suite 2200                                        and ADI. Mr. Burke joined ALPS in 1991 as Vice
Denver, Colorado  80202                                          President and National Sales Manager. Because
                                                                 of his positions with ADI and ALPS, Mr. Burke
                                                                 is deemed an affiliate of the Trust as defined
                                                                 under the 1940 Act.

JOHN JEFFREY DOHSE, age 61,    Vice President                    Vice President of TEMPEST INVESTMENT
1380 Lawrence Street,                                            COUNSELORS since July 1983.
Suite 1050
Denver, Colorado 80204

H. DAVID LANSDOWNE, age 56,    Vice President                    President and CEO of TEMPEST INVESTMENT
1380 Lawrence Street,                                            COUNSELORS since January 1998.  Mr. Lansdowne
Suite 1050                                                       joined TEMPEST as Director of
Denver, Colorado 80204                                           Research in 1983.

JEREMY O. MAY, age 33,         Treasurer                         Mr. May is the Senior Vice President of ALPS
1625 Broadway, Suite 2200                                        and ADI and is also the Director of Mutual
Denver, Colorado 80202                                           Fund Operations at ALPS. Mr. May joined ALPS
                                                                 in 1995 as a Controller. Mr. May was an
                                                                 auditor with Deloitte & Touche LLP in their
                                                                 Denver office. Because of his positions with
                                                                 ALPS and ADI, Mr. May is deemed an affiliate
                                                                 of the Trust as defined under the 1940 Act.

                                                   TERM OF                                                            NUMBER OF
                                POSITION(S)       OFFICE AND             PRINCIPAL OCCUPATION(S) DURING           PORTFOLIOS IN FUND
                                 HELD WITH        LENGTH OF                  PAST 5 YEARS* AND OTHER               COMPLEX OVERSEEN
   NAME, ADDRESS & AGE            FUNDS           TIME SERVED             DIRECTORSHIPS HELD BY TRUSTEE               BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
TRACI A. THELEN, age 30,       Secretary                         Ms. Thelen is the General Counsel of ALPS and
1625 Broadway, Suite 2200                                        ADI. Ms. Thelen joined ALPS and ADI in October
Denver, Colorado 80202                                           1999 as Associate Counsel. Prior to that, Ms.
                                                                 Thelen did contract work for various law firms
                                                                 in Boulder, Colorado. Because of her positions
                                                                 with ALPS and ADI, Ms. Thelen is deemed as
                                                                 affiliate of the Trust as defined under the
                                                                 1940 Act.

                              INDEPENDENT TRUSTEES

                                                   TERM OF                                                            NUMBER OF
                                POSITION(S)       OFFICE AND             PRINCIPAL OCCUPATION(S) DURING           PORTFOLIOS IN FUND
                                 HELD WITH        LENGTH OF                  PAST 5 YEARS* AND OTHER               COMPLEX OVERSEEN
   NAME, ADDRESS & AGE            FUNDS           TIME SERVED             DIRECTORSHIPS HELD BY TRUSTEE               BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
MARY K. ANSTINE, age 62,       Trustee          Mary K.          Ms. Anstine is the President/Chief Executive            7
600 S. Cherry Street,                           Anstine was      Officer of HealthONE, Denver, Colorado, and
Suite 217 Denver,                               elected at a     former Executive Vice President of First
Colorado 80246                                  special          Interstate Bank of Denver. Ms. Anstine is also
                                                meeting of       a Trustee/Director of the following: Denver
                                                shareholders     Area Council of the Boy Scouts of America;
                                                held on          Colorado Uplift Board; AV Hunter Trust; P/SL
                                                March 21,        Auxiliary Board; Financial Investors Variable
                                                1997.            Insurance Trust; and a member of the Advisory
                                                                 Boards for the Girl Scouts Mile Hi Council.
                                                                 Ms. Anstine was a Director of: the Northern
                                                                 Trust Bank of Colorado from February 1998
                                                                 until February 2002 and ALPS Distributors,
                                                                 Inc., from October 1995 to December 1996;
                                                                 HealthONE; a member of the American Bankers
                                                                 Association Trust Executive Committee; and
                                                                 Director of the Center for Dispute Resolution.

EDWIN B. CROWDER, age 71,      Trustee          Edwin B.         Mr. Crowder currently operates a marketing              7
2659 Grapewood Lane                             Crowder was      concern with operations in the U.S. and Latin
Boulder, Colorado 80304                         elected at a     America. He has previously special meeting
                                                                 engaged in business pursuits in the

                                                    TERM OF                                                           NUMBER OF
                                POSITION(S)       OFFICE AND              PRINCIPAL OCCUPATION(S) DURING          PORTFOLIOS IN FUND
                                 HELD WITH         LENGTH OF                 PAST 5 YEARS* AND OTHER               COMPLEX OVERSEEN
   NAME, ADDRESS & AGE            FUNDS           TIME SERVED             DIRECTORSHIPS HELD BY TRUSTEE               BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                special meeting  restaurant, oil and drilling, and real estate of shareholders  development industries. Mr. Crowder is a
                                                held on          former Director of Athletics and head
                                                March 21,1997.   football coach at the University of Colorado.

ROBERT E. LEE, age 68,         Trustee          Robert E. Lee    Mr. Lee was a commercial bank executive of              7
10510 Lakeview Drive                            was appointed    First Interstate from 1980 through 1989. He is
Hayden Lake, Idaho 83835                        as a Trustee     currently a Director of the following: Storage
                                                at the           Technology Corporation; ING Financial Services
                                                December 15,     - North America; Meredith Capital Corporation;
                                                1998, meeting    Source Capital Corporation; and Emeritus -
                                                of the Board     The Denver the Board of Foundation. Trustees.
                                                of Trustees.

JOHN R. MORAN, JR., age 73,    Trustee          John R. Moran    Mr. Moran is President and CEO of The Colorado          7
1600 Sherman Street                             was elected      Trust, a private foundation serving the health
Denver, Colorado 80203                          at a special     and hospital community in Colorado. An
                                                meeting of       attorney, Mr. Moran was formerly a partner
                                                shareholders     with the firm of Kutak Rock & Campbell in
                                                held on          Denver, Colorado and a member of the Colorado
                                                March 21,1997.   House of Representatives. Mr. Moran is a
                                                                 Director of the Conference of Southwest
                                                                 foundations. Mr. Moran is currently a Trustee
                                                                 of the following: the Hill Foundation; the
                                                                 Robert J. Kutak Foundation; Colorado Wildlife
                                                                 Heritage Foundation; and Financial Investors
                                                                 Variable Insurance Trust. Additionally, he is
                                                                 a member of the Treasurer's Office Investment
                                                                 Advisory Committee for the University of
                                                                 Colorado and the Alumni Council of the
                                                                 University of Denver College of Law. Formerly,
                                                                 Mr. Moran was a member of the Board of
                                                                 Directors and Treasurer of Grantmakers in
                                                                 Health.

* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

         Effective after the June 20, 2000, meeting of the Board, non-interested Trustees of the Trust receive an annual fee in the amount of $4,000 and an additional $1,500 for attending each Board meeting. The Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings. For the fiscal year ended April 30, 2003, the non-interested Trustees received the following compensation:

                                                PENSION OR                      AGGREGATE
                                                RETIREMENT       ESTIMATED      COMPENSATION
                                 AGGREGATE      BENEFITS         ANNUAL         FROM THE TRUST
                                 COMPENSATION   ACCRUED AS       BENEFITS       AND FUND
                                 FROM THE       PART OF FUND     UPON           COMPLEX PAID
                                 TRUST          EXPENSES         RETIREMENT     TO TRUSTEES
----------------------------------------------------------------------------------------------
Mary K. Anstine, Trustee(1)      $ 11,500        $ 0               $ 0             $ 11,500

Edwin B. Crowder, Trustee(1)     $ 11,500        $ 0               $ 0             $ 11,500

Robert E. Lee, Trustee(1)        $ 11,500        $ 0               $ 0             $ 11,500

John R. Moran, Jr., Trustee(1)   $ 11,500        $ 0               $ 0             $ 11,500

(1) Member of the Audit Committee.

         As of December 31, 2002, the dollar range of equity securities in the Funds beneficially owned by Trustees who are "interested persons" of the Trust were as follows:

INTERESTED TRUSTEES           DOLLAR RANGE OF EQUITY SECURITIES IN THE               AGGREGATE DOLLAR RANGE OF
                              FUND                                                   EQUITY SECURITIES IN ALL
                              ----------------------------------------------------   REGISTERED INVESTMENT
                              U.S. TREASURY   U.S. GOVERNMENT   PRIME MONEY          COMPANIES  OVERSEEN BY
                              FUND            FUND (CLASSES I   MARKET FUND          TRUSTEE IN FAMILY OF
                                              AND II)           (CLASSES I AND II)   INVESTMENT COMPANIES
--------------------------------------------------------------------------------------------------------------
W. Robert Alexander                None              None          Over $100,000            Over $100,000

         As of December 31, 2002, the dollar range of equity securities in the Funds beneficially owned by Trustees who are not "interested persons" of the Trust were as follows:

INTERESTED TRUSTEES           DOLLAR RANGE OF EQUITY SECURITIES IN THE               AGGREGATE DOLLAR RANGE OF
                              FUND                                                   EQUITY SECURITIES IN ALL
                              ----------------------------------------------------   REGISTERED INVESTMENT
                              U.S. TREASURY   U.S. GOVERNMENT   PRIME MONEY          COMPANIES OVERSEEN BY
                              FUND            FUND (CLASSES I   MARKET FUND          TRUSTEE IN FAMILY OF
                                              AND II)           (CLASSES I AND II)   INVESTMENT COMPANIES
--------------------------------------------------------------------------------------------------------------

Mary K. Anstine                    None             None               None                     None

Edwin B. Crowder                   None             None               None                     None

John R. Moran, Jr.                 None             None               None                     None

Robert E. Lee                      None             None               None                     None

         As of July 31, 2003, the Trustees and Officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Funds.

         INVESTMENT ADVISER. SSgA Funds Management, Inc. ("SSgA FM"), located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as Investment Adviser to the Fund. At the December 17, 2002, meeting of the Board of Trustees, the Trustees approved an interim Investment Advisory Agreement with SSgA FM. Thus, effective January 13, 2003, SSgA FM replaced General Electric Asset Management, Inc. ("GEAM"), as the interim investment adviser to the Fund. At a special meeting on June 9, 2003, shareholders of the Fund approved an Investment Advisory and Management Agreement between Financial Investors Trust (the "Trust") and SSgA FM, naming SSgA FM as Adviser to the Fund, effective June 10, 2003.

         SSgA FM is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation ("State Street"), a publicly held bank holding company. As of June 30, 2003, SSgA FM had over $77.8 billion in assets under management. SSgA FM, and any other advisory affiliates of State Street comprise State Street Global Advisors ("SSgA"), the investment management arm of State Street. With approximately $901 billion in assets as of June 30, 2003, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East.

         During the period of the Investment Advisory and Management Agreement, the Funds will be managed by a team of investment professionals. SSgA FM uses a team approach to create an environment that encourages the flow of investment ideas.

         Pursuant to the Investment Advisory and Management Agreement, the Adviser has agreed to provide a continuous investment program for the Fund, including investment research and management with respect to the assets of the Fund. SSgA FM is entitled to receive management fees of 0.105%. SSgA FM has voluntarily agreed to waive a portion of their advisory fee to 0.07% for the Fund until assets for that Fund reach $1 billion dollars. Prior to June 10, 2003, SSgA FM was entitled to receive management fees of 0.04% on the first $500 million of average net assets of the Fund, 0.06% on the next $500 million and 0.08% on average net assets in excess of $1 billion. During the fiscal year ended April 30, 2003, the Fund paid GEAM 0.03% and SSgA FM 0.01% of average net assets of the Fund in advisory fees.

         In connection with its deliberations of the Advisory Agreement, the Trustees requested and were provided with information that the Trustees considered sufficient to assist in their evaluation. The materials furnished by SSgA included a copy of its Form ADV, Income Statement, Balance Sheet, Statement of Cash Flows, and Statement of Changes in Shareholder's Equity, as well as information regarding SSgA's investment personnel, investment management capabilities, philosophy of management and level of overall profitability in connection with its advisory activities.

         In approving the Advisory Agreement, the Trustees also considered the proposed fees to be charged under the Advisory Agreement. In evaluating the advisory fee under the Advisory Agreement, the Trustees considered SSgA's agreement to voluntarily waive a portion of each Fund's advisory fees until the assets of the applicable Fund reaches $1 billion and SSgA's agreement to pay each Fund's custody fees up to .025%.

         With respect to the advisory fee, information was also provided to the Trustees regarding the fees and expenses of each Fund compared to a group of mutual funds identified as each Fund's comparison group. According to this information, the contractual management fees for each Fund, which include the proposed advisory fees and the current administration fees, were higher than average for their comparison group. However, the Trustees considered the fact that the contractual management fees included the costs of other services such as transfer agency, fund accounting and custody, and that, after waivers, the total expense ratio for each Fund was lower than average as compared to each Fund's comparison group.

         The Trustees also evaluated the resources and capability of SSgA to provide advisory services to the Funds. The Trustees considered the fact that SSgA has been providing investment management services since 1978. The Trustees also noted that SSgA has over ninety professionals focused on global fixed income portfolios, including twenty focused on short-term money market portfolios and six research analysts dedicated to money market funds.

         The Trustees were also furnished with information showing the investment performance of similar funds managed by SSgA, and noted that these funds had performed well in the recent past.

         After careful consideration and a thorough review of SSgA's level of service, experience and fees, the Trustees unanimously determined that it was fair and reasonable and in the best interests of each of the Funds and their respective shareholders to approve the Advisory Agreement between the Trust and SSgA.

         SPONSOR AND DISTRIBUTOR. Shares of the Funds are offered on a continuous basis through ADI, 1625 Broadway, Suite 2200, Denver, Colorado 80202, the Distributor, pursuant to a Distribution Contract. The Distributor is not obligated to sell any specific amount of shares.

         ADMINISTRATOR. Pursuant to the Administrative Services Contract, ALPS Mutual Funds Services, Inc. ("ALPS" or the "Administrator"): (i) provides administrative services reasonably necessary for the operation of the Funds (other than those services which are provided by the Adviser pursuant to each Advisory Contract); (ii) provides the Funds with office space and office facilities reasonably necessary for the operation of the Funds; and (iii) employs or associates with itself such persons as it believes appropriate to assist it in performing its obligations under the Administrative Services Contract. ALPS also serves as the Funds' transfer agent, and as their Bookkeeping and Pricing Agent.

FEES AND EXPENSES

         As compensation for advisory, management and administrative services, the Adviser and the Administrator are paid a monthly fee at the following annual rates:

            U.S. TREASURY FUND:

                      PORTION OF AVERAGE DAILY VALUE           ADVISORY        ADMINISTRATIVE(1)
                        OF NET ASSETS OF THE FUND
                    ----------------------------------------------------------------------------
                    Not exceeding $500 million                  0.105%               0.26%
                    In excess of $500 million but not           0.105%               0.24%
                    exceeding $1 billion
                    In excess of $1 billion                     0.105%               0.22%

            U.S. GOVERNMENT, AMERICAN FREEDOM U.S. GOVERNMENT, AND PRIME FUNDS:

                      PORTION OF AVERAGE DAILY VALUE           ADVISORY        ADMINISTRATIVE(1)
                        OF NET ASSETS OF THE FUND
                    ----------------------------------------------------------------------------
                    Not exceeding $500 million                  0.105%               0.16%
                    In excess of $500 million but not           0.105%               0.14%
                    exceeding $1 billion
                    In excess of $1 billion                     0.105%               0.12%

(1) Subject to a minimum monthly fee of $50,000 for the U.S. Treasury Fund and $30,000 for the U.S. Government, American Freedom U.S. Government, and Prime Funds, respectively.

         The following table summarized the management fees paid to GEAM by the Funds for the last three fiscal years:

                                                           PERIOD              YEAR ENDED            YEAR ENDED
                                                      05/01/02-01/12/03      APRIL 30, 2002        APRIL 30, 2001
U.S. Treasury Fund                                          30,468                47,745                40,345
U.S. Government Fund                                       123,442               180,749               123,785
American Freedom U.S. Government Fund                          n/a                   n/a                   n/a
Prime Fund                                                  54,277                61,952                51,519

         The following table summarizes the management fees paid to SSgA for the following period:

                                                            PERIOD
                                                      01/13/03-04/30/03
U.S. Treasury Fund                                          12,606
U.S. Government Fund                                        50,317
American Freedom U.S. Government Fund                          n/a
Prime Fund                                                  17,660

         The Administrative fees earned by the Administrator under the Administrative Services Agreement for the last three fiscal periods were as follows:

         FISCAL PERIOD ENDED APRIL 30,                  2003         2002          2001
                                                        ----         ----          ----
         U.S. TREASURY FUND
         Administrative fees earned                 $  600,002    $  600,000    $  600,002
         Administrative fees waived                 $ (373,518)   $ (340,217)   $ (380,209)
         U.S. GOVERNMENT FUND
         Administrative fees earned                 $  691,170    $  715,019    $  495,138
         Administrative fees waived                 $  (40,959)   $  (29,274)   $  (34,525)
         AMERICAN FREEDOM U.S. GOVERNMENT FUND
         Administrative fees earned                        n/a           n/a           n/a
         Administrative fees waived                        n/a           n/a           n/a
         PRIME MONEY MARKET FUND
         Administrative fees earned                 $  365,151    $  360,000    $  368,398
         Administrative fees waived                 $  (99,344)   $ (122,058)   $ (166,645)

         The Administrator has contractually agreed to waive a portion of the administrative fees otherwise payable by each Fund, as well as voluntarily assume a portion of each Fund's expenses, to the extent necessary to maintain a total expense ratio of not more than .33%, .20%, .45%, .20%, .60%, .20%, and ..45% of the average net assets of the U.S. Treasury Fund, U.S. Government Fund-Class I, U.S. Government Fund-Class II, Prime Fund-Class I, Prime Fund-Class II, American Freedom U.S. Government Fund-Class I, and American Freedom U.S. Government Fund-Class II, respectively.

         Except for the expenses paid by the Adviser under the Advisory Contract and the Administrator under the Administrative Services Contract, each Fund bears all costs of its operations. Expenses attributable to the Funds are charged against the assets of each Fund, respectively.

         The Advisory Contract and Distribution Contract will continue in effect with respect to each Fund from year to year provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of a Fund or by, the Trust's Trustees; and (ii) by a majority of the Trustees who are not parties to such contracts or "interested persons" (as defined under the 1940 Act) of any such party. Each contract may be terminated with respect to a Fund at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940) or by a vote of a majority of the Trustees. The Advisory Contract and the Distribution Contract shall terminate automatically in the event of their assignment (as defined in the 1940 Act).

                                 CODE OF ETHICS

         There are no code of ethics applicable to the Funds, as the Funds are money market funds.

                      PROXY VOTING POLICIES AND PROCEDURES

         There are no proxy voting policies and procedures applicable to the Funds, as the Funds invest exclusively in non-voting securities.

                CALCULATION OF YIELDS AND PERFORMANCE INFORMATION

         From time to time, each class of the Fund may quote its "yield" and average annual "total return" in advertisements or in communications to shareholders or prospective investors. BOTH PERFORMANCE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE.

         Current yield (or "SEC Seven Day Yield") for each Fund will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a pro-rata share of a Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Funds assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula: Effective Yield = [(Base Period Return + 1)(TO THE POWER OF 365/7)] -
1. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of the assumed reinvestment.

         As of April 30, 2003, the Seven Day Effective Yield and the SEC Seven Day Yield for each Fund was as follows:

           FUND                                                       7-DAY SEC YIELD        7-DAY EFFECTIVE YIELD
           ----                                                       ---------------        ---------------------
           U.S. Treasury Fund                                              0.98%                     0.98%
           U.S. Government Fund Class I                                    1.11%                     1.11%
           U.S. Government Fund Class II                                   0.86%                     0.86%
           Prime Fund Class I                                              1.10%                     1.11%
           Prime Fund Class II                                             0.70%                     0.70%
           American Freedom U.S. Government Fund Class I                    n/a                       n/a
           American Freedom U.S. Government Fund Class II                   n/a                       n/a

         Average annual returns are calculated by determining the growth or decline in value of a hypothetical investment in a Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period.

         All total return figures will reflect a proportional share of Fund expenses (net of certain reimbursed expenses) on an annual basis, and will assume that all dividends and distributions are reinvested when paid. Quotations of total return will reflect only the performance of a hypothetical investment in the Funds during the particular time period shown. Total return for the Fund will vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance, which may be expected in the future.

         The yield and total return for each Class of the Prime Fund and each Class of the U.S. Government Fund are calculated separately due to separate expense structures. The yield and total return of Class II of the Prime, U.S. Government, and American Freedom U.S. Government Funds will be lower than that of Class I of the Prime, U.S. Government, and American Freedom U.S. Government Funds.

         In connection with communicating its total return to current or prospective shareholders, each Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating or ranking services or to other unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. In addition, yields may be compared to the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas.

         Since yields fluctuate, you cannot necessarily use yield data to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Yield is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged by service institutions directly to their customer accounts in connection with investments in shares of the Fund will not be included in the Fund's calculations of yield or total return.

         From time to time, in marketing pieces and other Fund literature, the Funds' total performance may be compared to the performance of broad groups of comparable funds or unmanaged indices of comparable securities. Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Funds. Sources for Fund performance information may include, but are not limited to, the following:

Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

Changing Times, The Kiplinger Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

Money Fund Report(TM), a weekly publication of iMoneyNet, an Informal Financial company. iMoneyNet's Money Fund Report Averages(TM) are made up of virtually the entire universe of money market mutual funds. Money Fund Report has been publishing weekly money fund yields, net assets, portfolio holdings and average maturity data since 1975.

Financial Times, Europe's business newspaper, which features from time to time articles on international or country-specific funds.

Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

Global Investor, a European publication that periodically reviews the performance of U.S. mutual funds investing internationally.

Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.

Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

New York Times, a nationally distributed newspaper which regularly covers financial news.

Personal Investor, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

Sylvia Porter's Personal Finance, a monthly magazine focusing on personal money management that periodically rates and ranks mutual funds by performance. Wall Street Journal, a Dow Jones and Company, Inc. newspaper that regularly covers financial news.

Wall Street Journal, a Dow Jones and Company, Inc. newspaper, which regularly covers financial news.

Wiesenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

         FUND RATINGS. Although it is not an investment objective of the Funds, consistent with the Funds' investment objectives and restrictions, each Fund may seek and receive the highest rating from certain nationally recognized statistical rating organizations (NRSROs), for example, "AAAm" from Standard & Poor's Ratings Group, a Division of McGraw Hill, Inc., or "AAA/V-1+" from Fitch Investor Services, Inc. An NRSRO rating is subject to change and neither insures nor guarantees that the Fund will pay interest or repay principal. NRSRO ratings represent the opinion of the NRSRO based on the investment adviser, quality of the Fund's portfolio holdings, and other criteria. If an NRSRO rating is obtained, the Fund may use the information in advertising or reports to shareholders or prospective investors.

                        DETERMINATION OF NET ASSET VALUE

         The price at which you buy, sell or exchange Fund shares is the share price or net asset value (NAV). The share price for each Fund is determined by adding the value of the Fund's investments, cash and other assets, deducting liabilities and then dividing that value by the total number of the Fund's shares outstanding. For the Prime, U.S. Government, and American Freedom U.S. Government Funds, calculations are performed separately for each Class, according to each Class's proportion of assets and liabilities. Within each Class, the expenses are allocated proportionately based on the net assets of each Class, except class-specific expenses, which are allocated directly to the respective Class. All expenses, including the advisory and administrative fees, are accrued daily and taken into account for the purpose of determining the NAV. Each Fund normally calculates its NAV at 5:00 p.m. Eastern Time on each day the New York Stock Exchange ("NYSE") is open for business. Currently, the NYSE is closed on New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

         The Board of Trustees has established procedures designed to maintain a stable NAV of $1.00 per share, to the extent reasonably possible. The Board of Trustees has approved and adopted procedures under Rule 2a-7 under the Investment Company Act of 1940, as amended, which was enacted by the SEC with the intent of stabilizing money market funds at $1.00 per share. Under the guidelines of Rule 2a-7, the Fund uses the amortized cost method to value its portfolio securities. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period of maturity, regardless of the impact of fluctuating interest rates on the market value of the security. Rule 2a-7 also provides that the Fund must also do a "mark-to-market" analysis, where it is determined the degree to which any variations may exist between the amortized pricing method and the actual market price of the securities in the Fund. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity.

         While the amortized cost method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price which the Fund would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which utilizes a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

         Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Funds must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities of thirteen months or less and invest only in securities determined by the Trust's Board of Trustees to be "eligible securities" as defined by Rule 2a-7 and to present minimal credit risks. Pursuant to Rule 2a-7, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, the price per share of the Funds, as computed for the purpose of sales and redemptions, at $1.00. Such procedures include review of the Funds' portfolio holdings by the Board of Trustees or its delegate, at monthly and at regularly scheduled quarterly Board of Trustees meetings, to determine whether the NAV of the Fund calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations. There can be no assurance that at all times the $1.00 price per share can be maintained.

                             PORTFOLIO TRANSACTIONS

         The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policy established by the Trustees, the Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Fund to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

         Purchases and sales of securities will often be principal transactions in the case of debt securities traded otherwise than on an exchange. Debt securities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price. Generally, money market securities are traded on a net basis and do not involve brokerage commissions. Under the 1940 Act, persons affiliated with the Adviser, the Funds or the Distributor are prohibited from dealing with the Funds as a principal in the purchase and sale of securities except in accordance with regulations adopted by the Securities and Exchange Commission. Under the 1940 Act, persons affiliated with the Adviser, the Funds or the Distributor may act as a broker for the Funds. In order for such persons to effect any portfolio transactions for the Funds, the commissions, fees or other remuneration received by such persons must be reasonable and fair compared to the commissions, fees or other remunerations paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliate to receive no more than the remuneration, which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Trustees of the Trust will regularly review the commissions paid by the Funds to affiliated brokers.

         The trust is required to identify any securities of its "regular brokers or dealers" that it has acquired during its most recent fiscal year. As of April 30, 2003, the U.S. Treasury Fund entered into repurchase transactions with: Bank of New York, Bear Stearns Companies, Inc., Credit Suisse First Boston, Deutsche Bank, J.P. Morgan Chase & Co., and UBS Warburg, LLC. As of April 30, 2003 the U.S. Government Fund entered into repurchase transactions with: ABN AMRO Bank, Bank of New York, Credit Suisse First Boston, Deutsche Bank, J.P. Morgan Chase & Co., and UBS Warburg, LLC. As of April 30, 2003, the Prime Fund entered into repurchase transactions with Credit Suisse First Boston, and J.P. Morgan Chase & Co.

                               EXCHANGE PRIVILEGE

         Shareholders who have held all or part of their shares in one of the Funds for at least seven days may exchange those shares for shares of the other Fund if such Fund is available for sale in their state and meets the investment criteria of the investor.

         Before effecting an exchange, shareholders should review the Prospectus of the other Fund. Exercise of the exchange privilege is treated as a redemption for income tax purposes and, depending on the circumstances, a gain or loss may be recognized.

         The exchange privilege may be modified or terminated upon sixty (60) days' written notice to shareholders. Although initially there will be no limit on the number of times a shareholder may exercise the exchange privilege, the Funds reserve the right to impose such a limitation. Call or write the Funds for further details.

                                   REDEMPTIONS

         In the event that a Fund does not maintain a constant net asset value per share, the proceeds of a redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for Federal, state, and local income tax purposes. Any loss realized on the redemption of Fund shares held, or treated as held, for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends received on the redeemed shares.

         A shareholder's account with the Funds remains open for at least one year following complete redemption and all costs during the period will be borne by the Funds. This permits an investor to resume investments in the Fund during the period in an amount of $25,000 or more.

         To be in a position to eliminate excessive shareholder expense burdens, the Funds reserve the right to adopt a policy pursuant to which a Fund may redeem, upon not less than 30 days' notice, shares of the Fund in an account which has a value below the designated amount set forth in each Fund's prospectus. However, any shareholder affected by the exercise of this right will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account. Shareholder accounts, which have a value below the designated amount due to changes in the market value in portfolio securities, will not be redeemed.

         The Funds may suspend the right of redemption during any period when
(i) trading on the NYSE is restricted or the NYSE is closed, other than customary weekend and holiday closings, (ii) the Securities and Exchange Commission has by order permitted such suspension or (iii) an emergency exists making disposal of portfolio securities or determination of the value of the net assets of the Fund not reasonably practicable.

                              FEDERAL INCOME TAXES

         The following summarizes certain additional federal income tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders or possible legislative changes. This discussion does not address state or local income tax considerations. Potential investors should consult their tax advisers with specific reference to their own tax situation.

         The Funds have each elected to be treated as regulated investment companies. The Funds intend to continue to so qualify by complying with the provisions of the Internal Revenue Code of 1986, as amended (the "Code") applicable to regulated investment companies so that the Funds will not be liable for Federal income tax with respect to amounts distributed to shareholders in accordance with the timing requirements of the Code.

         In order to qualify as a regulated investment company for a taxable year, each Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currency gains related to investments in stock or securities or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currency; (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and certain other securities in respect of any one issuer to an amount not greater in value than 5% of its assets and 10% of the outstanding voting securities of the issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies). As such, and by complying with the applicable provisions of the Code, the Funds will not be subject to Federal income tax on taxable income (including realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

         The amount of capital gains, if any, realized in any given year will result from sales of securities made with a view to the maintenance of a portfolio believed by Fund management to be most likely to attain a Fund's investment objective. Such sales and any resulting gains or losses, may therefore vary considerably from year to year. Since at the time of an investor's purchase of shares, a portion of the per share net asset value by which the purchase price is determined may be represented by realized or unrealized appreciation in a Fund's portfolio or undistributed income of the Fund, subsequent distributions (or portions thereof) on such shares may be taxable to such investor even if the net asset value of his shares is, as a result of the distributions, reduced below his cost for such shares and the distributions (or portions thereof) represent a return of a portion of his investment.

         The Funds are required to report to the Internal Revenue Service (the "IRS") all distributions of taxable dividends and of capital gains, as well as the gross proceeds of share redemptions. The Funds may be required to withhold Federal income tax ("backup withholding") from taxable dividends (including capital gain dividends) and the proceeds of redemptions of shares paid to non-corporate shareholders who have not furnished the Fund with a correct taxpayer identification number and made certain required certifications or who have been notified by the IRS that they are subject to backup withholding. The Funds may also be required to withhold Federal income tax if they are notified by the IRS or a broker that the taxpayer identification number is incorrect or that backup withholding applies because of underreporting of interest or dividend income.

         Distributions of taxable net investment income and net realized capital gains will be taxable whether made in shares or in cash. A distribution of net capital gains reflects a Fund's excess of net long-term capital gains over its net short-term capital losses. The Funds are permitted to carry forward as short-term capital losses their net realized capital losses, if any, for eight years.

         Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date. Fund distributions will also be included in individual and corporate shareholders' income on which the alternative minimum tax may be imposed.

         Any loss realized upon the redemption of shares held (or treated as held) for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividend received on the redeemed shares. Any loss realized upon the redemption of shares within six months after receipt of an exempt-interest dividend will be disallowed. All or a portion of a loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption. Exchanges are treated as redemptions for Federal tax purposes.

         Different tax treatment is accorded to accounts maintained as IRAs or other tax-advantaged retirement accounts, including a penalty on early distributions. Shareholders should consult their tax advisers for more information.

         Each Fund will be separate for investment and accounting purposes and will be treated as a separate taxable entity for Federal income tax purposes.

         Each Fund is subject to a 4% nondeductible excise tax to the extent that it fails to distribute to its shareholders during each calendar year an amount equal to (a) at least 98% of its ordinary income (excluding any capital gain or losses) for the calendar year; plus (b) at least 98% of the excess of its capital gains over capital losses (adjusted for ordinary losses) for the one year period ending on October 31 of such calendar year; plus (c) any ordinary income or capital gain net income (adjusted for certain ordinary losses) from the preceding calendar years which was neither distributed to shareholders nor taxed to the Fund during such year. The Funds intend to distribute to shareholders each year an amount sufficient to avoid the imposition of such excise tax.

                          SHARES OF BENEFICIAL INTEREST

         The Trust consists of multiple separate portfolios or Funds. When certain matters affect one Fund but not another, the shareholders would vote as a Fund regarding such matters. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted separately by the Fund unless otherwise required by the 1940 Act, in which case all shares will be voted in the aggregate. For example, a change in a Fund's fundamental investment policies would be voted upon only by shareholders of the Fund. Additionally, approval of the Advisory Contract is a matter to be determined separately by each Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other Fund to approve the proposal as to that Fund. As used in the Prospectuses and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a Fund means the vote of the lesser of (i) 67% of the shares of the Fund or class represented at a meeting if the holder of more than 50% of the outstanding shares of the Fund or class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or proxy, or (ii) more than 50% of the Trust's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

         The Trust is not required to hold regular annual meetings of the Fund's shareholders and does not intend to do so. However, the Trust undertakes to hold a special meeting of its shareholders if the purpose of voting on the question of removal of a director or trustees is requested in writing by the holders of at least 10% of the Trust's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act. The Trust Instrument provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose.

         Each share of a Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of each Fund are entitled to receive the assets attributable to such Fund that are available for distribution, and a distribution of any general assets of the Trust not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

         Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and nonassessable by the Trust.

                             PRINCIPAL SHAREHOLDERS

         As of July 31, 2003, the following shareholders owned 5% or more of the outstanding shares of the Funds as listed below:

           FUND                                              PERCENTAGE INTEREST
--------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET FUND

Metropolitan District General Fund                                 10.93%
555 Main Street/P.O. Box 800
Hartford, CT 06142

City of New London                                                  8.13%
181 State Street
New London, CT 06320

Town of Johnston                                                    6.50%
1385 Hartford Avenue
Johnston, RI 02919

City of East Providence                                             6.03%
145 Taunton Avenue
East Providence, RI 02914

Big Lake ISD                                                        5.59%
501 Minnesota Avenue
Big Lake, MN 55309

Town of Bristol                                                     5.20%
10 Court Street
Bristol, RI 02809


U.S. GOVERNMENT MONEY MARKET FUND CLASS I

BNY Midwest Trust Company                                          18.62%
2 North LaSalle Street, Suite 1020
Chicago, IL 60602

City of New Haven                                                  13.51%
200 Orange Street
New London, CT 06510

           FUND                                              PERCENTAGE INTEREST
--------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY MARKET FUND CLASS I (CONTINUED)

City of Cranston                                                    6.86%
869 Park Avenue
Cranston, RI  02910


U.S. GOVERNMENT MONEY MARKET FUND CLASS II

Crosby-Ironton ISD                                                 52.46%
711 Poplar Street
Crosby, MN  56441

Rockford ISD                                                       47.49%
P.O. Box 9
Rockford, MN  55373


PRIME MONEY MARKET FUND CLASS I

Colorado State Bank & Trust                                        64.55%
1600 Broadway
Denver, CO 80202

Caribe General Electric Products, Inc.                             16.68%
Route 174, #101
Minillas Industrial Park
Bayamon, PR  00959


PRIME MONEY MARKET FUND CLASS II

Colorado State Bank & Trust                                       100.00%
1600 Broadway
Denver, CO 80202

AMERICAN FREEDOM U.S. GOVERNMENT MONEY MARKET FUND, CLASS I

n/a

AMERICAN FREEDOM U.S. GOVERNMENT MONEY MARKET FUND, CLASS II

n/a

                                DISTRIBUTION PLAN

         The Trustees of the Trust have adopted a Distribution Plan on behalf of Class II of the Prime Fund, Class II of the American Freedom U.S. Government Fund, and Class II of the U.S. Government Fund (together the "Plans") pursuant to Rule 12b-1 (the "Rule") under the 1940 Act. The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is intended primarily to result in the sale of shares of the fund except pursuant to a plan adopted by the fund under the Rule. The Trustees have adopted the Plans to allow the Prime Fund, American Freedom U.S. Government Fund, U.S. Government Fund, and ADI to incur distribution expenses. The Plans provide for payment of a distribution fee (12b-1 fee) of up to 0.40% of the average net assets of Class II of the Prime Fund and up to 0.25% of the average net assets of Class II of the American Freedom U.S. Government Fund and U.S. Government Fund. The Trust or the Distributor, on behalf of Class II of the Prime Fund, Class II of the American Freedom U.S. Government Fund, and Class II of the U.S. Government Fund, may enter into servicing agreements (Service Agreements) with banks, broker/dealers or other institutions (Agency Institutions). The Plans provide that the Distributor may use its fees and other resources to make payments to Agency Institutions for performance of distribution-related services, including those enumerated below. The Service Agreements further provide for compensation to broker/dealers for their efforts to sell Class II shares of the Prime Fund, the American Freedom U.S. Government Fund, and the U.S. Government Fund. The distribution-related services include, but are not limited to, the following: formulation and implementation of marketing and promotional activities, such as mail promotions and television, radio, newspaper, magazine and other mass media advertising; preparation, printing and distribution of sales literature; preparation, printing and distribution of prospectuses and reports to recipients other than existing shareholders; obtaining such information, analyses and reports with respect to marketing and promotional activities as the Distributor may, from time to time, deem advisable; making payments to securities dealers and others engaged in the sales of Class II Shares of the Prime, American Freedom U.S. Government, and U.S. Government Funds; and providing training, marketing and support to such dealers and others with respect to the sale of Class II Shares of the Prime, American Freedom U.S. Government, and U.S. Government Funds. The Plans recognize that the Distributor may use its fees and other resources to pay expenses associated with the promotion and administration of activities primarily intended to result in the sale of shares. For the fiscal year ended April 30, 2003, the Distributor received $1,143 and $178,572 for Class II of the U.S. Government and Prime Funds pursuant to the plan, respectively. The Plans have been approved by the Trustees, including the majority of non-interested Trustees. As required by the Rule, the Trustees carefully considered all pertinent factors relating to the implementation of the Plans prior to their approval, and have determined that there is a reasonable likelihood that the Plans will benefit the Prime and U.S. Government Funds and their shareholders. To the extent that the Plans give the Distributor greater flexibility in connection with the distribution of shares of the class, additional sales of shares may result.

         The Plans could be construed as compensation because the Distributor is paid a fixed fee and is given discretion concerning what expenses are payable under the Plans. The Distributor may spend more for marketing and distribution than it receives in fees and reimbursements from the Prime and U.S. Government Funds. However, to the extent fees received exceed expenses, including indirect expenses such as overhead, the Distributor could be said to have received a profit. For example, if the Distributor pays $1 for distribution-related expenses and receives $2 under the Plan, the $1 difference could be said to be a profit for the Distributor. (Because the Distributor is reimbursed for its out-of-pocket direct promotional expenses, the Plans also could be construed as reimbursement plans. Until the issue is resolved by the SEC, unreimbursed expenses incurred in one year will not be carried over to a subsequent year.) If after payment by the Distributor for marketing and distribution there are any remaining fees attributable to the Plans, these may be used as the Distributor may elect. Since the amount payable under the Plans will be commingled with the Distributor's general funds, including the revenues it receives in the conduct of its business, it is possible that certain of the Distributor's overhead expenses will be paid out of Plan fees and that these expenses may include items such as the costs of leases, depreciation, communications, salaries, training and supplies. The Prime, American Freedom U.S. Government, and U.S. Government Funds believe that such expenses, if paid, will be paid only indirectly out of the fees being paid under the Plans.

                                OTHER INFORMATION

         The Trust's Registration Statement, including the Prospectuses, the Statement of Additional Information and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectuses or the Statement of Additional Information as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                 CAPITALIZATION

         The Trust was organized as a Delaware Business Trust on November 30, 1993 and consists of seven separate portfolios or series, four of which are discussed in this SAI. The Board of Trustees may establish additional series in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with no par value.

         Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of a series of the Trust but only to the extent of the shareholder's investment in such series. However, the Trust Instrument disclaims liability of the shareholders, Trustees or Officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of each series of the Trust and requires that notice of the disclaimer be given in each contract or obligations entered into or executed by the Trust or the Trustees. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and should be considered remote and is limited to the amount of the shareholder's investment in the Fund.

                           CUSTODIAN AND SUB-CUSTODIAN

         State Street Bank & Trust Company of Connecticut, N.A. acts as Custodian for the Funds. The Custodian, among other things, maintains a custody account or accounts in the name of the Funds; receives and delivers all assets for the Funds upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Funds and pays all expenses of the Funds. For its services as Custodian, State Street receives an asset-based fee and transaction charges. State Street Bank and Trust Company serves as Sub-Custodian for the Funds.

                             INDEPENDENT ACCOUNTANTS

         Deloitte & Touche LLP has been selected as the independent accountants for the Trust. Deloitte & Touche provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. Deloitte & Touche's address is 555 Seventeenth Street, Suite 3600, Denver, Colorado 80202.

                              FINANCIAL STATEMENTS

         The audited financial statements for each Fund for the year ended April 30, 2003, and the report of the Funds' independent public accountants are included in the Funds' most recent Annual Report, and are incorporated herein by reference to such reports.

                            PART C. OTHER INFORMATION

Item 23.   EXHIBITS

             (a)       (1)    Trust Instrument.(1)

                       (2)    Revised Trust Instrument.(1)

             (b)       (1)    By-Laws of Registrant.(1)

                       (2)    Revised By-Laws of Registrant.(1)

             (c)              None.

             (d)       (1)    Investment Advisory Agreement between Registrant
                              and SSgA Funds Management, Inc. with respect to the U.S. Government Money Market, U.S. Treasury
                              Money Market, and Prime Money Market Funds is filed electronically herewith.

                       (2) Form of First Amendment to the Investment Advisory Agreement between Registrant and SSgA Funds Management, Inc. is filed electronically herewith.

                       (3) Investment Advisory Contract between Registrant and Tempest Investment Counselors, Inc. with respect to the Aristata Equity Fund.(2)

                       (4) Investment Advisory Contract between Registrant and Tempest Investment Counselors, Inc. with respect to the Aristata Quality Bond Fund.(2)

                       (5) Investment Advisory Contract between Registrant and Tempest Investment Counselors, Inc. with respect to the Aristata Colorado Quality Tax-Exempt Fund.(2)

             (e)       (1)    Amended and Restated Distribution Agreement
                              between Registrant and ALPS Distributors, Inc.(9)

                       (2) Form of Letter Agreement between Registrant and ALPS Distributors, Inc. with respect to the Amended and Restated Distribution Agreement is filed electronically herewith.

                       (3) Form of Selling Agreement between ALPS Distributors, Inc. and Broker/Dealer with respect to the Aristata Funds.(10)

                       (4) Form of Selling Agreement between ALPS Distributors, Inc. and

                              Broker/Dealer with respect to the U.S. Government Money Market Fund, Class II.(10)

                       (5) Form of Bank Agreement between ALPS Distributors, Inc. and Bank with respect to the U.S. Government Money Market Fund, Class II.(10)

                       (6) Form of Selling Agreement between ALPS Distributors, Inc. and Broker/Dealer with respect to the Financial Investors Trust Funds.(10)

                       (7) Form of Selling Agreement between ALPS Distributors, Inc. and Broker/Dealer with respect to the American Freedom U.S. Government Money Market Fund is filed electronically herewith.

             (f)              None.

             (g)       (1)    Custodian Contract between Registrant and State
                              Street Bank and Trust Company.(1)

                       (2) Custodian Contract between Registrant and Fifth Third Bank.(1)

             (h)       (1)    Administration Agreement between ALPS Mutual Funds
                              Services, Inc. and Registrant, on behalf of its U.S. Treasury Money Market, U.S. Government Money
                              Market, and Prime Money Market Funds.(9)

                       (2) Administration Agreement between ALPS Mutual Funds Services, Inc. and Registrant, on behalf of its Aristata Equity, Aristata Quality Bond, and Aristata Colorado Quality Tax-Exempt Bond Funds.(9)

                       (3) Administration Agreement between ALPS Mutual Funds Services, Inc. and Registrant, on behalf of its American Freedom U.S. Government Money Market Fund is filed electronically herewith.

                       (4) Amended and Restated Transfer Agency and Service Agreement between Registrant and ALPS Mutual Funds Services, Inc.(7)

                       (5) Form of Letter Agreement between Registrant and ALPS Mutual Funds Services, Inc. with respect to the Amended and Restated Transfer Agency and Service Agreement is filed electronically herewith.

                       (6) Amended and Restated Bookkeeping and Pricing Agreement between Registrant and ALPS Mutual Funds Services, Inc.(7)

                       (7) Form of Letter Agreement between Registrant and ALPS Mutual Funds Services with respect to the Amended and Restated Bookkeeping and Pricing Agreement is filed electronically herewith.

                       (8) Fee Waiver Letter Agreement between Registrant and ALPS Mutual Funds Services, Inc. with respect to the Prime Money Market Fund, Class II is filed electronically herewith.

                       (9) Fee Waiver Letter Agreement between Registrant and ALPS Mutual Funds Services, Inc. with respect to the Prime Money Market Fund, Class I, U.S. Treasury Money Market Fund, and U.S. Government Money Market Fund, Classes I and II is filed electronically herewith.

                       (10) Fee Waiver Letter Agreement between Registrant and ALPS Mutual Funds Services, Inc. with respect to the American Freedom Money Market Fund, Classes I and II is filed electronically herewith.

                       (11) Assumption Agreement by and among the Registrant, ALPS Mutual Funds Services, Inc., and ALPS Distributors, Inc. is filed electronically herewith.

                       (12)   Subscription Agreement.(3)

                       (13)   Power of Attorney dated June 11, 2002.(10)

             (i) Opinion of Davis, Graham & Stubbs LLP, counsel to Registrant is filed electronically herewith.

             (j) Consent of Independent Public Accountants Deloitte & Touche LLP is filed electronically herewith.

             (k)              None

             (l)              None

             (m)       (1)    Amended Distribution Plan - Prime Money Market
                              Fund Class II.(9)

                       (2) Distribution Plan - U.S. Government Money Market Fund, Class II.(9)

                       (3) Distribution Plan - American Freedom U.S. Government Money Market Fund, Class I is filed electronically herewith.

                       (4) Distribution Plan - American Freedom U.S. Government Money Market Fund, Class II is filed electronically herewith.

             (n)              Rule 18f-3 Plan.(4)

             (p)       (1)    Code of Ethics for Financial Investors Trust.(8)

                       (2)    Code of Ethics for ALPS Distributors, Inc.(6)

                       (3)    Code of Ethics for Tempest Investment
                              Counselors, Inc.(6)

                       (4) Code of Ethics for SSgA Funds Management, Inc. is not provided because they are adviser only to Registrant's money market funds.

----------
  (1) Filed with Post-Effective Amendment No. 7 to Registrant's Registration Statement on August 28, 1997.
  (2) Filed with Post-Effective Amendment No. 10 to Registrant's Registration Statement on June 12, 1998
  (3) Filed with Post-Effective Amendment No. 5 to Registrant's Registration Statement on August 28, 1996.
  (4) Filed with Post-Effective Amendment No. 12 to Registrant's Registration Statement on June 29, 1999.
  (5) Filed with Post-Effective Amendment No. 15 to Registrant's Registration Statement on February 14, 2000.
  (6) Filed with Post-Effective Amendment No. 17 to Registrant's Registration Statement on May 8, 2000.
  (7) Filed with Post-Effective Amendment No. 19 to Registrant's Registration Statement on August 25, 2000.
  (8) Filed with Post-Effective Amendment No. 20 to Registrant's Registration Statement on August 28, 2001.
  (9) Filed with Post-Effective Amendment No. 23 to Registrant's Registration Statement on June 5, 2002.
  (10) Filed with Post-Effective Amendment No. 24 to Registrant's Registration Statement on August 28, 2002.

Item 24.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

           None.

Item 25.   INDEMNIFICATION.

       As permitted by Section 17(h) and (i) of the Investment Company Act of 1940 (the "1940 Act") and pursuant to Article X of the Registrant's Trust Instrument (Exhibit (a)(1) and (a)(2) to the Registration Statement), and
Section 1.10 of the Distribution Agreement (Exhibit (e)(1) and (e)(2) to the Registration Statement), officers, trustees, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, trustee, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

         The Registrant has purchased an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers under certain circumstances.

         The Registrant hereby undertakes that it will apply the indemnification provisions of its Declaration of Trust and Distribution Contract in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretations of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Item 26.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS

         Tempest Investment Counselors, Inc. serves as investment adviser for the Aristata Funds. SSgA Funds Management, Inc. serves as investment adviser for the FIT Money Market Funds. The business, profession, vocation or employment of a substantial nature which each director or officer of the advisers is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee, is as follows:

                       TEMPEST INVESTMENT COUNSELORS, INC.

                           POSITION WITH TEMPEST              OTHER BUSINESS                    TYPE OF
NAME                       INVESTMENT COUNSELORS, INC.        CONNECTIONS                       BUSINESS
Jeffrey J. Dohse           Vice President, Portfolio          Board Member, Denver Dumb         Non-Profit
                           Manager                            Friends League                    Organization

                                                              Board Member, Country Club        Non-Profit
                                                              Historic Neighborhood             Organization

Giles R. A. Fox            Vice President, Portfolio          Board Member, Denver              Non-Profit
                           Manager                            Business Series                   Organization

                                                              Washington McClintock Props.      Non-Profit
                                                                                                Organization

Barbara Grummel            Vice President, Portfolio          Not Applicable                    Not Applicable
                           Manager

H. David Lansdowne         President and Chief Executive      President of the Board, Denver    Non-Profit
                           Officer                            Children's Home Foundation        Organization

Katherine Jeter            Vice President, Portfolio          Not Applicable                    Not Applicable
                           Manager

David H. Squire            Vice President, Portfolio          Board Member, Colorado            Non-Profit
                           Manager                            Youth Citizenship Awards          Organization

Greg H. Thompson           Vice President, Portfolio          Board Member, Turnabout           Non-Profit
                           Manager                                                              Organization

                           SSGA FUNDS MANAGEMENT, INC.

                                        POSITION WITH SSgA          OTHER BUSINESS          TYPE OF
NAME                                    FUNDS MANAGEMENT,           CONNECTIONS             BUSINESS
                                        INC.
--------------------------------------------------------------------------------------------------------------------
Augustin J. Fleites, President and      State Street Global         Not Applicable          Not Applicable
Director                                Advisors (a division of
                                        State Street Bank & Trust
                                        Company), Senior
                                        Principal

                                        State Street Global
                                        Markets, Senior Principal

Mark J. Duggan, Esq., Associate         State Street Global         Not Applicable          Not Applicable
Chief Legal Officer                     Advisors (a division of
                                        State Street Bank & Trust
                                        Company), Principal and
                                        Counsel

Thomas P. Kelly, Comptroller and        State Street Global         Not Applicable          Not Applicable
Treasurer                               Advisors (a division of
                                        State Street Bank & Trust
                                        Company), Principal

Peter A. Ambrosini, Esq. Chief          State Street Global         Not Applicable          Not Applicable
Compliance and Risk Management          Advisors (a division of
Officer                                 State Street Bank & Trust
                                        Company), Senior
                                        Principal and Chief
                                        Compliance and
                                        Management Officer

Mitchell H. Shames, Director            State Street Global         Not Applicable          Not Applicable
                                        Advisors (a division of
                                        State Street Bank & Trust

NAME                                    POSITION WITH SSgA          OTHER BUSINESS          TYPE OF
                                        FUNDS MANAGEMENT,           CONNECTIONS             BUSINESS
                                        INC.
--------------------------------------------------------------------------------------------------------------------
                                        Company), Senior
                                        Principal and General
                                        Counsel

Timothy Harbert, Director               State Street Global         Not Applicable          Not Applicable
                                        Advisors (a division of
                                        State Street Bank & Trust
                                        Company), Chairman and
                                        Chief Executive Officer

Item 27.   PRINCIPAL UNDERWRITER

           (a) The sole principal underwriter for the Registrant is ALPS Distributors, Inc., which acts as distributor for the Registrant and the following other Investment Companies:
                 Westcore Trust, First Funds Trust, Stonebridge Funds Trust, SPDR Trust, MidCap SPDR Trust, DIAMONDS Trust, Select Sector SPDR Trust, Nasdaq 100 Trust, BLDRS Index Funds Trust, Firsthand Funds, Holland Balanced Fund, Financial Investors Variable Insurance Trust, Accessor Funds, Inc., W.P. Stewart & Co. Growth Fund, Inc. Ameristock Mutual Fund, Inc., Davis Park Series Trust, Williams Capital Management Trust, Black Diamond Funds, Wasatch Funds, Inc. and State Street Institutional Investment Trust.

           (b)   Officers and Directors

NAME AND PRINCIPAL        POSITIONS AND OFFICES WITH             POSITIONS AND OFFICES WITH
BUSINESS ADDRESS*         REGISTRANT                             UNDERWRITER
W. Robert Alexander       Chairman of the Board of               Chairman, Chief
                          Trustees                               Executive Officer and
                                                                 Secretary

Thomas A. Carter          None                                   Chief Financial Officer
                                                                 and Director

Edmund J. Burke           President                              President and Director

Robert Szydlowski         None                                   Vice President

Jeremy O. May             Treasurer                              Senior Vice President and
                                                                 Director

Rick A. Pederson          None                                   Director

* All addresses are 1625 Broadway, Suite 2200, Denver, Colorado 80202.

           (c)   Not applicable.

Item 28.   LOCATION OF ACCOUNTS AND RECORDS

           All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the following offices: (1) ALPS Distributors, Inc., 1625 Broadway, Suite 2200, Denver, Colorado 80202; (2) SSgA Funds Management, Inc., State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111; and
(3) Tempest Investment Counselors, Inc., 1380 Lawrence Street, Suite 1050, Denver, Colorado 80204.

Item 29.   MANAGEMENT SERVICES

           Not applicable.

Item 30.   UNDERTAKINGS.

           Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 24 of its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Denver, and State of Colorado, on August 28, 2003.

                                                  FINANCIAL INVESTORS TRUST
                                                  (Registrant)

                                                  By: /s/  W. ROBERT ALEXANDER
                                                      ------------------------
                                                  W. Robert Alexander*
                                                  Chairman

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                          TITLE                      DATE
---------                          -----                      ----
/s/ W. ROBERT ALEXANDER             Trustee              August 28, 2003
------------------------
W. Robert Alexander*

/s/ ROBERT E. LEE                   Trustee              August 28, 2003
------------------
Robert E. Lee*

/s/ MARY K. ANSTINE                 Trustee              August 28, 2003
--------------------
Mary K. Anstine*

/s/ EDWIN B. CROWDER                Trustee              August 28, 2003
---------------------
Edwin B. Crowder*

/s/ JOHN R. MORAN, JR               Trustee              August 28, 2003
----------------------
John R. Moran, Jr.*

/s/ EDMUND BURKE                   President             August 28, 2003
----------------
Edmund Burke

/s/JEREMY O. MAY                   Treasurer             August 28, 2003
----------------
Jeremy O. May

* Signature affixed by Traci A. Thelen pursuant to a power of attorney dated June 11, 2002, and incorporated herein by reference to Post-Effective Amendment No. 24 to the Trust's Registration Statement.

                                INDEX TO EXHIBITS
                            FINANCIAL INVESTORS TRUST

EXHIBIT NUMBER
(d)(1)                   Investment Advisory Agreement between Registrant and
                         SSgA Funds Management, Inc. with respect to the U.S.
                         Government Money Market, U.S. Treasury Money Market, and Prime Money Market Funds.

(d)(2)                   Form of First Amendment to the Investment Advisory
                         Agreement between Registrant and SSgA Funds Management,
                         Inc.

(e)(2)                   Form of Letter Agreement between Registrant and ALPS
                         Distributors, Inc. with respect to the Amended and Restated Distribution Agreement.

(e)(7)                   Form of Selling Agreement between ALPS Distributors,
                         Inc. and Broker/Dealer with respect to the American
                         Freedom U.S. Government Money Market Fund.

(h)(3)                   Administration Agreement between ALPS Mutual Funds
                         Services, Inc. and Registrant, on behalf of its American Freedom U.S. Government Money Market Fund.

(h)(5)                   Form of Letter Agreement between Registrant and ALPS
                         Mutual Funds Services, Inc. with respect to the Amended and Restated Transfer Agency and Service Agreement.

(h)(7)                   Form of Letter Agreement between Registrant and ALPS
                         Mutual Funds Services with respect to the Amended and Restated Bookkeeping and Pricing Agreement.

(h)(8)                   Fee Waiver Letter Agreement between Registrant and ALPS
                         Mutual Funds Services, Inc. with respect to the Prime
                         Money Market Fund, Class II.

(h)(9)                   Fee Waiver Letter Agreement between Registrant and ALPS
                         Mutual Funds Services, Inc. with respect to the Prime
                         Money Market Fund, Class I, U.S. Treasury Money Market
                         Fund, and U.S. Government Money Market Fund, Classes I and II.

(h)(10)                  Fee Waiver Letter Agreement between Registrant and ALPS
                         Mutual Funds Services, Inc. with respect to the American Freedom Money Market Fund, Classes I and II.

(h)(11)                  Assumption Agreement by and among the Registrant, ALPS
                         Mutual Funds Services, Inc., and ALPS Distributors,
                         Inc.

(i)                      Opinion of Davis, Graham & Stubbs LLP, Counsel to
                         Registrant.

(j)                      Consent of Independent Public Accountants Deloitte &
                         Touche LLP.

(m)(3)                   Distribution Plan - American Freedom U.S. Government
                         Money Market Fund, Class I.

(m)(4)                   Distribution Plan - American Freedom U.S. Government
                         Money Market Fund, Class II.